Westwood Funds

Prospectus

February 28, 2024,
as revised March 31, 2024

Institutional Shares, A Class Shares, C Class Shares, F Class Shares

Fund	Institutional Shares	A Class Shares	C Class Shares	F Class Shares
Westwood Global Real Estate Fund	KIRYX	KIRAX	KIRCX
Westwood Real Estate Income Fund (formerly, Westwood Select Income Fund)	KIFYX	KIFAX	KIFCX
Westwood Broadmark Tactical Growth Fund	FTGWX	FTAGX	FTGOX
Westwood Broadmark Tactical Plus Fund	SBTIX	SBTAX	SBTCX	BTPIX

The U.S. Securities and Exchange Commission has not approved or disapproved the Funds’ shares or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

i

Payments to Financial Intermediaries	81
Distribution Plan	81
Administrative Services Plan	82
Other Payments by the Funds	82
Payments by the Advisor	82
Other Policies	83
Excessive Trading Policies and Procedures	83
Customer Identification and Verification	84
Anti-Money Laundering Program	84
Unclaimed Property	85
Dividends, Distributions and Taxes	85
Dividends and Distributions	85
Taxes	85
Portfolio Holdings Disclosure	88
Additional Information	88
Financial Highlights	89
Privacy Policy	99
Appendix A – Description of Market Indices	A-1
Appendix B – Intermediary-Specific Sales Charge Discounts and Waivers	B-1

ii

Westwood Global Real Estate Fund (formerly, Westwood Salient Global Real Estate Fund)

Investment Objective

The Westwood Global Real Estate Fund (formerly, the Westwood Salient Global Real Estate Fund) (the “Fund”) seeks total return from both capital appreciation and current income.

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and Examples below. You may qualify for sales charge discounts on A Class Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in the “Purchasing, Selling and Exchanging Shares” section starting on page 68 of the Fund’s prospectus, “Sales Charges” section starting on page 76 of the Fund’s prospectus and “Additional Services and Programs” section starting on page 89 of the Fund’s statement of additional information (“SAI”). Shares of the Fund are available in other share classes with different fees and expenses.

Shareholder Fees (fees paid directly from your investment)

	Institutional Shares	A Class Shares	C Class Shares
Maximum Sales Charge (load) on purchases (as a percentage of offering price)	None	3.00%	None
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of original purchase price or redemption proceeds)	None	None(1)	1.00%(2)

(1)	A Class Shares purchases of $250,000 or more may be subject to a 1.00% Contingent Deferred Sales Charge (“CDSC”) if redeemed within 18 months of purchase.
(2)	C Class Shares may be subject to a 1.00% CDSC if redeemed within 12 months of purchase.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Shares	A Class Shares	C Class Shares
Management Fee	0.70%	0.70%	0.70%
Distribution (12b-1) Fees	N/A	0.25%	0.75%
Other Expenses
Administrative Services Plan Fees	0.12%	0.03%	0.25%
Other Operating Expenses	0.92%	0.92%	0.92%
Total Annual Fund Operating Expenses	1.74%	1.90%	2.62%
Fee Waiver and/or Expense Reimbursement(1)	(0.64%)	(0.64%)	(0.64%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.10%	1.26%	1.98%

(1)	Effective May 1, 2023, the Fund’s investment advisor, Westwood Management Corp. (the “Advisor”) lowered the Fund’s management fee from 0.95% to 0.70%. Prior to May 1, 2023, the Advisor had been waiving its management fee from 0.96% to 0.70%. Additionally, the Advisor has contractually agreed to reduce fees and reimburse expenses in order to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions, borrowing expenses such as dividend and interest expenses on securities sold short, Acquired Fund fees and expenses, costs to organize the Fund, other expenditures which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses (collectively, “excluded expenses”) from exceeding 1.10% of the Fund’s Institutional Shares’ average daily net assets, 1.50% of the Fund’s A Class Shares’ average daily net assets, and 2.05% of the Fund’s C Class Shares’ average daily net assets, until April 30, 2025. In addition, the Advisor may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recoup all or a portion of its prior fee reductions or expense reimbursements made during the rolling three-year period preceding the date of the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This fee waiver and expense reimbursement agreement may be terminated: (i) by the Board of Trustees (the “Board”) of Ultimus Managers Trust (the “Trust”), for any reason at any time; or (ii) by the Advisor, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on March 1, 2025. This fee waiver and expense reimbursement agreement will terminate automatically if the Fund’s investment advisory agreement with the Advisor is terminated. The fiscal year end for the Fund changed from December 31st to October 31st.

Examples

These Examples are intended to help you compare the costs of investing in Institutional Shares, A Class Shares, and C Class Shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and the contractual agreement to limit expenses and waive fees remains in effect until April 30, 2025.

Although actual costs may be higher or lower, based on these assumptions your costs would be:

	Institutional Shares	A Class Shares	C Class Shares
1 Year	$112	$425	$201
3 Years	$486	$819	$754
5 Years	$884	$1,238	$1,333
10 Years	$1,999	$2,405	$2,907

You would pay the following expenses if you did not redeem your shares:

	Institutional Shares	A Class Shares	C Class Shares
1 Year	$112	$425	$301
3 Years	$486	$819	$754
5 Years	$884	$1,238	$1,333
10 Years	$1,999	$2,405	$2,907

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal period, the Fund’s portfolio turnover rate was 10% of the average value of its portfolio.

Principal Investment Strategies

Under normal conditions, the Fund invests at least 80%, and usually substantially all, of its net assets plus borrowings for investment purposes, if any, in common stocks and other equity securities issued by U.S. and non-U.S. real estate companies, including real estate investment trusts (“REITs”) and similar REIT-like entities in at least three different countries. The Fund may invest in equity securities, limited partnership interests, exchange-traded funds (“ETFs”), American Depositary Receipts and European Depositary Receipts. The Fund may invest in securities of companies having any capitalization.

The Fund will also invest, under normal circumstances, at least 40% of its net assets in securities of real estate industry companies that are economically tied to countries outside the United States. However, the Fund retains the ability to invest its net assets in U.S. real estate industry companies up to 5% beyond the percentage of U.S. real estate industry companies represented in the FTSE EPRA NAREIT Developed Index (the “Index”). In these situations, the Fund’s investment in securities of real estate industry companies that are economically tied to countries outside the United States may be less than their percentage represented in the Index. The Fund considers a company that derives at least 50% of its revenue from business outside the U.S. or has at least 50% of its assets outside the U.S. as doing a substantial amount of business outside the U.S. The non-U.S. companies in which the Fund invests may include those domiciled in emerging market countries. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products per capita than more developed countries. The Fund is not limited in the extent to which it may invest in emerging market companies.

The Advisor allocates the Fund’s assets among securities of countries and in currency denominations that the Advisor expects to provide the best opportunities for meeting the Fund’s investment objective. In analyzing specific companies for possible investment, the Advisor utilizes fundamental real estate analysis and quantitative analysis to select investments for the Fund, including analyzing a company’s management and strategic focus, evaluating the location, physical attributes and cash flow generating capacity of a company’s properties, calculating relative return potential, and assessing the impacts of unexpected economic events such as major recessions, significant geopolitical events or pandemics.

Fundamental analysis is a method of analysis that evaluates the financial characteristics of an investment opportunity with projections of the future in potential metrics like cash generation and policy, revenue and earnings growth, margins and balance sheet/liability management. For core real estate fundamentals, the Advisor evaluates characteristics like occupancy, tenant concentration and maturity schedule.

Market and macro fundamental analysis also includes metrics like new supply in operating markets and sub-markets for real estate, and current market lease terms including headline rental rates. For macro analysis, the Advisor evaluates interest rate policy, economic growth rates, inflation conditions, and housing market conditions as part of the investment positioning and input.

Quantitative analysis is a method of analysis that uses current and historical data to point to potential investments in a large opportunity set, for which the Advisor then performs fundamental analysis for final selection and evaluation. Any quantitative analysis is overseen and reviewed by the Advisor on an ongoing basis.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are:

Equity Securities Risk: The risks associated with investing in equity securities of companies include the financial and operational risks faced by individual companies, the risk that the stock markets, sectors and industries in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.

Real Estate Securities and REITs Risk: Investments in real estate securities may be adversely impacted by the performance of the real estate market generally or that of a particular sub-sector or geographic region. Real estate values can fluctuate as a result of general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, increases in interest rates, and the availability of financing. The availability of financing may be adversely impacted by, among other things, banks’ view of the adequacy of real estate collateral and defaults by borrowers or tenants. The Fund is subject to risks related to investment in real estate investment trusts or “REITs,” including fluctuations in the value of underlying properties, defaults by borrowers or tenants, lack of diversification, heavy cash flow dependency, self-liquidation, and potential failure to qualify for tax-free pass through of income and exemption from registration as an investment company. In addition, the Fund’s investment in REITs is subject to the risks associated with the direct ownership of real estate, including fluctuations in value due to general and local economic conditions, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhood values, changes in the appeal of properties to tenants, increases in interest rates and defaults by borrowers or tenants. Treasury Regulations make available to Fund shareholders, on a pass-through basis, the same tax deduction for qualified business income based on dividends received from REITs that is available to individuals who invest directly in REITs.

Foreign Securities Risk: Foreign investments often involve special risks that are not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:

●	The Fund generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

●	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

●	Political and economic developments may also adversely impact the value of foreign securities.

●	The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

●	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

●	Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

●	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

Manager Risk: If the Fund’s portfolio managers make poor investment decisions, it will negatively affect the Fund’s investment performance.

Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times, and for varying periods of time, result in unusually high market volatility, which could negatively impact the Fund’s performance and cause the Fund to experience illiquidity, shareholder redemptions, or other potentially adverse effects. Reduced liquidity in credit and fixed-income markets could negatively affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

Overseas Exchanges Risk: The Fund may engage in transactions on a number of overseas stock exchanges, which may pose increased risk to the Fund and result in delays in obtaining accurate information on the value of securities. In addition, the Fund may engage in transactions in the stock markets of emerging market countries, which in general have stock markets that are less liquid, smaller and less regulated than many of the developed country stock markets.

Borrowing Risk: Borrowing for investment purposes creates leverage, which will exaggerate the effect of any increase or decrease in the market price of securities in the Fund’s portfolio on the Fund’s net asset value and, therefore, may increase the volatility of the Fund. Money borrowed will be subject to interest and other costs (that may include commitment fees and/or the cost of maintaining minimum average balances). These costs may exceed the gain on securities purchased with borrowed funds. Increased operating costs, including the financing cost associated with any leverage, may reduce the Fund’s total return. Unless the income and capital appreciation, if any, on securities acquired with borrowed funds exceed the cost of borrowing, the use of leverage will diminish the investment performance of the Fund.

Concentration Risk: The Fund concentrates its investments in issuers of the real estate industry to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that the Fund will be more susceptible to market, economic, political, regulatory, and other conditions and risks associated with that industry than a fund that does not concentrate its investments and invests more broadly across industries and sectors.

Counterparty Risk: In general, a derivative contract typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of a security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative contract. Many of these derivative contracts will be privately negotiated in the over-the-counter (“OTC”) market. These contracts also involve exposure to credit risk since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated OTC contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses by the Fund.

Currency Risk: The risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies, including foreign exchange forward contracts and other currency-related futures contracts. The liquidity and trading value of foreign currencies could be affected by global economic factors, such as inflation, interest rate levels, and trade balances among countries, as well as the actions of sovereign governments. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments in securities denominated in a foreign currency or may widen existing losses. The Fund’s net currency positions may expose it to risks independent of its securities positions.

Depositary Receipts Risk: Investments in depositary receipts involve risks similar to those accompanying direct investments in foreign securities. In addition, there is risk involved in investing in unsponsored depositary receipts, as there may be less information available about the underlying issuer than there is about an issuer of sponsored depositary receipts and the prices of unsponsored depositary receipts may be more volatile than those of sponsored depositary receipts.

Emerging Market Risk: Emerging market securities present greater investment risks than investing in the securities of companies in developed markets. These risks include a greater likelihood of economic, political or social instability, less liquid and more volatile stock markets, foreign exchange controls, a lack of government regulation and different legal systems, and immature economic structures.

Exchange-Traded Funds (“ETFs”) Risk: Because the Fund invests in ETFs and in options on ETFs, the Fund is exposed to the risks associated with the securities and other investments held by such ETFs. The value of any investment in an ETF will fluctuate according to the performance of that ETF. In addition, the Fund will indirectly bear a proportionate share of expenses, including any management fees, paid by each ETF in which the Fund invests. Such expenses are in addition to the operating expenses of the Fund, which are borne directly by shareholders of the Fund. Further, individual shares of an ETF may be purchased and sold only on a national securities exchange through a broker-dealer. Lack of liquidity in an ETF could result in the ETF being more volatile than its underlying securities. The price of such shares is based on market price, and because ETF shares trade at market prices rather than net asset value (“NAV”), shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The market price of an ETF’s shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. The bid-ask spread often increases significantly during times of market disruption, which means that, to the extent that the Fund invests directly in an ETF, the shares of that ETF may trade at a greater discount at a time when the Fund wishes to sell its shares. Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is subject to restrictions that may limit the amount of any particular ETF that the Fund may own. However, the Fund may invest in accordance with Rule 12d1-4 under the 1940 Act, which permits funds to invest in shares of ETFs beyond the limitations otherwise imposed by the 1940 Act, subject to certain conditions. To the extent the Fund relies on Rule 12d1-4 to invest in ETFs, the risks described above may be greater than if the Fund limited its investment in an ETF in accordance with the limitations imposed by the 1940 Act without relying on Rule 12d1-4.

Hedging Risk: The Fund’s hedging activities, although designed to help offset negative movements in the markets for the Fund’s investments, will not always be successful. Moreover, hedging can cause the Fund to lose money and can reduce the opportunity for gain.

Liquidity Risk: Certain securities may trade less frequently than those of larger companies due to their smaller capitalizations. In the event certain securities experience limited trading volumes, the prices may display abrupt or erratic movements at times. Additionally, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to dispose of at a fair price at the times when the Advisor believes it is desirable to do so. The Fund’s investment in securities that are less actively traded or over time experience decreased trading volume may restrict its ability to take advantage of other market opportunities or to dispose of securities. This also may affect adversely the Fund’s ability to make dividend distributions.

Market Risk: Market risk is the risk that the markets on which the Fund’s investments trade will increase or decrease in value. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Mortgage-Related and Other Asset-Backed Securities Risk: Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Fund may exhibit additional volatility (i.e., extension risk). In addition, when interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund will have to reinvest that money at the lower prevailing interest rates (i.e., prepayment risk). The Fund’s investments in asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Asset-backed securities present credit risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on the security. In the event of a default, the Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Restricted and Illiquid Securities Risk: Certain securities generally trade in lower volume and may be less liquid than securities of large established companies. If a security is illiquid, the Fund may not be able to sell the security at a time when the Advisor might wish to sell, which means that the Fund could lose money. In addition, the security could have the effect of decreasing the overall level of the Fund’s liquidity. Certain restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be treated as liquid even though they may be less liquid than registered securities traded on established secondary markets.

Small and Medium Capitalization Stocks Risk: Investment in securities of smaller companies presents greater investment risks than investing in the securities of larger companies. These risks include greater price volatility, greater sensitivity to changing economic conditions, and less liquidity than the securities of larger, more mature companies.

Large-Capitalization Stocks Risk: The large capitalization companies in which the Fund invests may lag the performance of smaller capitalization companies because large capitalization companies may experience slower rates of growth than smaller capitalization companies and may not respond as quickly to market changes and opportunities.

Please see “Discussion of Principal and Non-Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

Performance Information

The bar chart and table below provide some indication of the risks of an investment in the Fund by showing changes in the performance of the Institutional Class of the Fund for 1 year, 5 years and 10 years compared with those of the FTSE EPRA/NAREIT Developed Index, the benchmark index selected for the Fund, The Fund is the successor to the Salient Global Real Estate Fund, a series of Forward Funds (the “Predecessor Fund”) through a reorganization with the Fund on November 18, 2022 (the “Reorganization”). The Fund commenced operations after the Reorganization. The performance shown in the bar chart and table for periods prior to November 18, 2022 represents the performance of the Institutional Class, Class A and Class C shares of the Predecessor Fund. In connection with the Reorganization, Institutional Class, Class A and Class C shares of the Predecessor Fund were exchanged for and renamed Institutional Shares, A Class Shares and C Class Shares of the Fund, respectively. In addition, Investor Class shares of the Predecessor Fund were exchanged for A Class Shares of the Fund. Additional information about all indices is included in the “Description of Market Indices” Appendix A to the Fund’s prospectus. The performance of any index does not reflect deductions for fees, expenses or taxes. If the investment advisor to the Fund and the Predecessor Fund had not agreed to waive or reimburse certain Fund or Predecessor Fund expenses during the period shown, if applicable, the Fund’s and the Predecessor Fund’s returns would have been less than those shown. Past performance, including before- and after-tax returns, is not necessarily an indication of how the Fund will perform in the future. Updated information on the Fund’s performance is available on the Fund’s website at www.westwoodfunds.com or by calling 1-877-FUND-WHG (1-877-386-3944).

The Advisor has served as the investment adviser to the Fund since the Reorganization and has not used a sub-adviser to manage the Fund since the Reorganization.

The following bar chart shows the performance of the Fund’s and the Predecessor Fund’s Institutional Shares. The returns for the Fund’s A Class Shares and C Class Shares will be lower than the Institutional Shares’ returns shown in the bar chart because the expenses of the classes differ. All returns reflect reinvestment of all dividend and capital gain distributions.

Calendar Year Total Returns—Institutional Shares*

25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
-5.00%
-10.00%
-15.00%
-20.00%
-25.00%
1.75%
-3.76%
0.98%
21.88%
-10.51%
21.31%
-9.98%
22.09%
-21.61%
12.02%
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023

*	The Fund’s year-to-date return through December 31, 2023 was 12.02%.

Best Quarter – December 31, 2022	18.15%
Worst Quarter – March 31, 2020	(30.84%)

Average Annual Total Returns

For the period ended December 31, 2023

	1 Year	5 Years	10 Years
Westwood Global Real Estate Fund – Institutional Shares (Inception: 4/28/06)
Return Before Taxes	12.02%	3.20%	2.36%
Return After Taxes on Distributions	11.26%	2.43%	0.74%
Return After Taxes on Distributions and Sale of Fund Shares	7.28%	2.81%	3.57%
Westwood Global Real Estate Fund – A Class Shares (Inception: 4/28/06)
Return Before Taxes	8.34%	1.59%	1.37%
Westwood Global Real Estate Fund – C Class Shares (Inception: 4/28/06)
Return Before Taxes	9.90%	2.23%	1.38%
FTSE EPRA/NAREIT Developed Index	9.68%	2.81%	3.57%
MSCI World Index	24.42%	13.37%	9.18%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown only for Institutional Shares. After-tax returns for other classes will vary. The table includes all applicable fees and sales charges. All returns reflect reinvestment of all dividend and capital gain distributions.

Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.

Investment Advisor/Portfolio Manager

Westwood Management Corp. serves as investment advisor to the Fund. The Fund is managed by John D. Palmer, Senior Vice President and Portfolio Manager at the Advisor. Mr. Palmer has ultimate responsibility for all Fund investment decisions. Mr. Palmer has served as the sole portfolio manager to the Fund, including while portfolio manager to the Predecessor Fund, since May 2021.

Purchase and Sale of Fund Shares

Shares of the Fund may be purchased or sold (redeemed) on any business day (normally any day when the New York Stock Exchange is open).

If you own your shares directly, you may redeem your shares on any day that the New York Stock Exchange (the “NYSE”) is open for business by contacting the Fund directly by mail at Westwood Funds, 4221 N. 203rd Street, Suite 100, Elkhorn, NE 68022 or telephone at 1-877-FUND-WHG (1-877-386-3944).

If you own your shares through an account with a broker or other institution, contact that broker or institution to redeem your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.

Investment Minimum and Eligible Investors

Institutional Shares

To purchase Institutional Shares of the Fund for the first time, you must invest at least $100,000. There is no minimum for subsequent investments. This requirement, however, does not apply to investors purchasing through asset allocation, wrap fee, and other similar fee-based advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisers, financial planners, third-party administrators, insurance companies, and any other institutions having a selling, administration or any similar agreement with the Funds’ distributor, and through group retirement plans. Financial intermediaries may charge their customers a transaction or service fee.

Institutional Shares of the Funds are offered exclusively to:

●	Certain retirement plans established for the benefit of employees and former employees of the Advisor or its affiliates;

●	Defined benefit retirement plans, endowments or foundations;

●	Banks and trust companies or law firms acting as trustee or manager for trust accounts;

●	Investors who purchase shares through asset-based fee programs available through financial intermediaries;

●	Insurance companies;

●	Institutional Shares shareholders purchasing Institutional Shares through the reinvestment of dividends or other distributions; and

●	Institutional Shares shareholders who acquired such shares in connection with the Reorganization.

A Class Shares

To purchase A Class Shares of the Fund for the first time, including an initial purchase through an IRA or other tax qualified account, you must invest at least $1,000. There is no minimum for subsequent investments.

C Class Shares

To purchase C Class Shares of the Fund for the first time, including an initial purchase through an IRA or other tax qualified account, you must invest at least $1,000. There is no minimum for subsequent investments.

Tax Information

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Investments held through such tax-deferred arrangements may be taxed in the future upon withdrawal from such arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies (including the Advisor) may pay the intermediary for the sale of those shares of the Fund or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Westwood Real Estate Income Fund (formerly, Westwood Select Income Fund)

Investment Objective

The Westwood Real Estate Income Fund (formerly, the Westwood Select Income Fund) (the “Fund”) seeks high current income and potential for modest long-term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and Examples below. You may qualify for sales charge discounts on A Class Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in the “Purchasing, Selling and Exchanging Shares” section starting on page 68 of the Fund’s prospectus, “Sales Charges” section starting on page 76 of the Fund’s prospectus and “Additional Services and Programs” section starting on page 89 of the Fund’s statement of additional information (“SAI”). Shares of the Fund are available in other share classes with different fees and expenses.

Shareholder Fees (fees paid directly from your investment)

	Institutional Shares	A Class Shares	C Class Shares
Maximum Sales Charge (load) on purchases (as a percentage of offering price)	None	3.00%	None
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of original purchase price or redemption proceeds)	None	None(1)	1.00%(2)

(1)	A Class Shares purchases of $250,000 or more may be subject to a 1.00% Contingent Deferred Sales Charge (“CDSC”) if redeemed within 18 months of purchase.
(2)	C Class Shares may be subject to a 1.00% CDSC if redeemed within 12 months of purchase.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Share	A Class Shares	C Class Shares
Management Fee(1)	0.70%	0.70%	0.70%
Distribution (12b-1) Fees	N/A	0.25%	0.75%
Other Expenses
Administrative Services Plan Fees	0.04%	0.03%	0.25%
Other Operating Expenses	0.16%	0.16%	0.16%
Total Annual Fund Operating Expenses	0.90%	1.14%	1.86%
Fee Recoupment	0.11%	0.11%	0.11%
Total Annual Fund Operating Expenses After Fee Recoupment(1)	1.01%	1.25%	1.97%

(1)	Effective May 1, 2023, the Fund’s investment advisor, Westwood Management Corp. (the “Advisor”) lowered the Fund’s management fee from 0.95% to 0.70%. Prior to May 1, 2023, the Advisor had been waiving its management fee from0.95% to 0.70%. Additionally, the Advisor has contractually agreed to reduce fees and reimburse expenses in order to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions, borrowing expenses such as dividend and interest expenses on securities sold short, Acquired Fund fees and expenses, costs to organize the Fund, other expenditures which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding 1.10% of the Fund’s Institutional Shares’ average daily net assets, 1.50% of the Fund’s A Class Shares’ average daily net assets, and 2.05% of the Fund’s C Class Shares’ average daily net assets, until April 30, 2025. In addition, the Advisor may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recoup all or a portion of its prior fee reductions or expense reimbursements made during the rolling three-year period preceding the date of the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This fee waiver and expense reimbursement agreement may be terminated: (i) by the Board of Trustees (the “Board”) of Ultimus Managers Trust (the “Trust”), for any reason at any time; or (ii) by the Advisor, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on April 30, 2025. This fee waiver and expense reimbursement agreement will terminate automatically if the Fund’s investment advisory agreement with the Advisor is terminated. During the fiscal year ending October 31, 2024, the Adviser expects to recoup previous fee reductions and expense reimbursements to the extent allowed. The fiscal year end for the Fund changed from December 31st to October 31st.

Examples

These Examples are intended to help you compare the costs of investing in Institutional Shares, A Class Shares, and C Class Shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and the contractual agreement to limit expenses and waive fees remains in effect until April 30, 2025.

Although actual costs may be higher or lower, based on these assumptions your costs would be:

	Institutional Shares	A Class Shares	C Class Shares
1 Year	$103	$424	$200
3 Years	$298	$662	$595
5 Years	$509	$919	$1,016
10 Years	$1,118	$1,654	$2,189

You would pay the following expenses if you did not redeem your shares:

	Institutional Shares	A Class Shares	C Class Shares
1 Year	$103	$424	$300
3 Years	$298	$662	$595
5 Years	$509	$919	$1,016
10 Years	$1,118	$1,654	$2,189

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal period, the Fund’s portfolio turnover rate was 76% of the average value of its portfolio.

Principal Investment Strategies

Under normal conditions, the Fund invests at least 80% of its net assets plus borrowings for investment purposes, if any, in income-producing securities of companies in the real estate industry. The Fund invests primarily in real estate investment trusts (“REITs”), master limited partnerships and other real estate firms. Investments in these issuers are expected to include a significant portion of assets in preferred stock, as well as convertible preferred stock, debt obligations and other senior securities. The Fund may invest a significant portion of its assets in preferred stock. The Fund may also invest in common stock, rights and warrants to purchase securities, and limited partnership interests to the extent the Advisor deems appropriate. To select investments for the Fund, the Advisor uses a value-oriented philosophy focused on an issuer’s cash flow and future cash generation capability, its asset valuations, and the capabilities of its management. Specific to real estate companies, the Advisor analyzes an issuer’s cash flow potential, current and future occupancy and rental trends, underlying tenant health, and the costs associated with maintaining the physical condition of assets in its portfolio. The evaluation of an issuer’s management team primarily consists of understanding its capital allocation track record regarding property acquisition, development and disposition, and how it chooses to fund these endeavors. For broad financial companies, the Advisor assesses financial characteristics such as likely asset growth, margins, credit risk, balance sheet funding, and revenue growth potential of various fee generating businesses. By using this approach, the Advisor seeks to identify investments with the opportunity to generate attractive risk-adjusted returns over time.

The Fund invests in securities of companies having any capitalization, any maturity and any credit quality (including bonds commonly referred to as “junk bonds”). The Fund may purchase restricted securities or securities which are deemed to be not readily marketable.

The Fund may write (sell) call options and purchase put options on individual stocks or broad-based stock indices, including exchange-traded funds (“ETFs”) that replicate such indices. The Fund may also enter into put option spreads, which consist of paired purchased and written options with different strike prices on the same stock or index. The Fund generally intends to use option strategies to seek to generate premium income, acquire a security at a specified price, or reduce the Fund’s exposure to market risk and volatility.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are:

Real Estate Securities and REITs Risk: Investments in real estate securities may be adversely impacted by the performance of the real estate market generally or that of a particular sub-sector or geographic region. Real estate values can fluctuate as a result of general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, increases in interest rates, and the availability of financing. The availability of financing may be adversely impacted by, among other things, banks’ view of the adequacy of real estate collateral and defaults by borrowers or tenants. The Fund is subject to risks related to investment in real estate investment trusts or “REITs,” including fluctuations in the value of underlying properties, defaults by borrowers or tenants, lack of diversification, heavy cash flow dependency, self-liquidation, and potential failure to qualify for tax-free pass through of income and exemption from registration as an investment company. In addition, the Fund’s investment in REITs is subject to the risks associated with the direct ownership of real estate, including fluctuations in value due to general and local economic conditions, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhood values, changes in the appeal of properties to tenants, increases in interest rates and defaults by borrowers or tenants. Treasury Regulations make available to Fund shareholders, on a pass-through basis, the same tax deduction for qualified business income based on dividends received from REITs that is available to individuals who invest directly in REITs.

Liquidity Risk: Certain securities may trade less frequently than those of larger companies due to their smaller capitalizations. In the event certain securities experience limited trading volumes, the prices may display abrupt or erratic movements at times. Additionally, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to dispose of at a fair price at the times when the Advisor believes it is desirable to do so. The Fund’s investment in securities that are less actively traded or over time experience decreased trading volume may restrict its ability to take advantage of other market opportunities or to dispose of securities. This also may affect adversely the Fund’s ability to make dividend distributions.

Lower-Rated Debt Securities (“Junk Bonds”) Risk: Securities rated below investment grade and comparable unrated securities are often referred to as “junk bonds.” Junk bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends or ultimately repay principal upon maturity. Analysis of the creditworthiness of issuers of lower-rated debt securities may be more complex than for issuers of higher-rated securities, and the use of credit ratings to evaluate lower-rated securities can involve certain risks.

Equity Securities Risk: The risks associated with investing in equity securities of companies include the financial and operational risks faced by individual companies, the risk that the stock markets, sectors and industries in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.

Small and Medium Capitalization Stocks Risk: Investment in securities of smaller companies presents greater investment risks than investing in the securities of larger companies. These risks include greater price volatility, greater sensitivity to changing economic conditions, and less liquidity than the securities of larger, more mature companies.

Large-Capitalization Stocks Risk: The large capitalization companies in which the Fund invests may lag the performance of smaller capitalization companies because large capitalization companies may experience slower rates of growth than smaller capitalization companies and may not respond as quickly to market changes and opportunities.

Borrowing Risk: Borrowing for investment purposes creates leverage, which will exaggerate the effect of any increase or decrease in the market price of securities in the Fund’s portfolio on the Fund’s net asset value and, therefore, may increase the volatility of the Fund. Money borrowed will be subject to interest and other costs (that may include commitment fees and/or the cost of maintaining minimum average balances). These costs may exceed the gain on securities purchased with borrowed funds. Increased operating costs, including the financing cost associated with any leverage, may reduce the Fund’s total return. Unless the income and capital appreciation, if any, on securities acquired with borrowed funds exceed the cost of borrowing, the use of leverage will diminish the investment performance of the Fund.

Concentration Risk: The Fund concentrates its investments in issuers of the real estate industry to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that the Fund will be more susceptible to market, economic, political, regulatory, and other conditions and risks associated with that industry than a fund that does not concentrate its investments and invests more broadly across industries and sectors.

Counterparty Risk: In general, a derivative contract typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of a security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative contract. Many of these derivative contracts will be privately negotiated in the OTC market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated OTC contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses by the Fund.

Debt Instruments Risk: Debt instruments are generally subject to credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Derivatives related to debt instruments may be exposed to similar risks for individual securities, groups of securities or indices tracking multiple securities or markets. Both debt securities and debt-related derivative instruments may be exposed to one or more of the following risks:

●	Credit Risk: Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Securities rated by the rating agencies in the four highest categories (Fitch, Inc. (“Fitch”) (AAA, AA, A, and BBB), Moody’s Investors Service, Inc. (“Moody’s”) (Aaa, Aa, A, and Baa) or S&P® Global Ratings (“S&P”) (AAA, AA, A, and BBB)) are considered investment grade, but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

●	Extension Risk: Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the issuer (or obligor) more slowly than anticipated, causing the value of these securities to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

●	Interest Rate Risk: The yields for certain securities are susceptible in the short-term to fluctuations in interest rates, and the prices of such securities may decline when interest rates rise. Interest rate risk in general is the risk that prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. The Fund may decline in value or suffer losses if short-term or long-term interest rates rise sharply or otherwise change in a manner not anticipated by the Advisor.

●	Prepayment Risk: Prepayment risk is the risk that certain debt securities with high interest rates will be prepaid by the issuer before they mature. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets that were prepaid. Prepayment reduces the yield to maturity and the average life of the security.

Derivatives Risk: The market value of the derivative instruments in which the Fund may invest, including options, futures contracts, forward currency contracts, swap agreements and other similar instruments, may be more volatile than that of other instruments. A Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments, and certain derivatives may create a risk of loss greater than the amount invested. There can be no assurance given that each derivative position will perform as expected, or that a particular derivative position will be available when sought by the portfolio manager. A Fund’s use of derivative instruments to obtain short exposures may result in greater volatility because losses are potentially unlimited. In addition there can be no assurance given that any derivatives strategy will succeed and the Fund may lose money as a result of its use of derivative instruments. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and adversely affect the value or performance of derivatives and the Fund.

Exchange-Traded Funds (“ETFs”) Risk: Because the Fund invests in ETFs and in options on ETFs, the Fund is exposed to the risks associated with the securities and other investments held by such ETFs. The value of any investment in an ETF will fluctuate according to the performance of that ETF. In addition, the Fund will indirectly bear a proportionate share of expenses, including any management fees, paid by each ETF in which the Fund invests. Such expenses are in addition to the operating expenses of the Fund, which are borne directly by shareholders of the Fund. Further, individual shares of an ETF may be purchased and sold only on a national securities exchange through a broker-dealer. Lack of liquidity in an ETF could result in the ETF being more volatile than its underlying securities. The price of such shares is based on market price, and because ETF shares trade at market prices rather than net asset value (“NAV”), shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The market price of an ETF’s shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. The bid-ask spread often increases significantly during times of market disruption, which means that, to the extent that the Fund invests directly in an ETF, the shares of that ETF may trade at a greater discount at a time when the Fund wishes to sell its shares. Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is subject to restrictions that may limit the amount of any particular ETF that the Fund may own. However, the Fund may invest in accordance with Rule 12d1-4 under the 1940 Act, which permits funds to invest in shares of ETFs beyond the limitations otherwise imposed by the 1940 Act, subject to certain conditions. To the extent the Fund relies on Rule 12d1-4 to invest in ETFs, the risks described above may be greater than if the Fund limited its investment in an ETF in accordance with the limitations imposed by the 1940 Act without relying on Rule 12d1-4.

Manager Risk: If the Fund’s portfolio managers make poor investment decisions, it will negatively affect the Fund’s investment performance.

Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times, and for varying periods of time, result in unusually high market volatility, which could negatively impact the Fund’s performance and cause the Fund to experience illiquidity, shareholder redemptions, or other potentially adverse effects. Reduced liquidity in credit and fixed-income markets could negatively affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

Market Risk: Market risk is the risk that the markets on which the Fund’s investments trade will increase or decrease in value. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Master Limited Partnerships (“MLPs”) Risk: Investments in the debt and equity securities of MLPs involve risks that differ from investments in the debt and equity securities of corporate issuers, including risks related to limited control and limited rights to vote on matters affecting the partnership, risks related to potential conflicts of interest between the partnership and its general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unitholders to sell their common units at an undesirable time or price. The Fund and its shareholders are not eligible for a tax deduction based on income received from MLPs that is available to individuals who invest directly in MLPs.

Mortgage-Related and Other Asset-Backed Securities Risk: Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Fund may exhibit additional volatility (i.e., extension risk). In addition, when interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund will have to reinvest that money at the lower prevailing interest rates (i.e., prepayment risk). The Fund’s investments in asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Asset-backed securities present credit risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on the security. In the event of a default, the Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Restricted and Illiquid Securities Risk: Certain securities generally trade in lower volume and may be less liquid than securities of large established companies. If a security is illiquid, the Fund may not be able to sell the security at a time when the Advisor might wish to sell, which means that the Fund could lose money. In addition, the security could have the effect of decreasing the overall level of the Fund’s liquidity. Certain restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be treated as liquid even though they may be less liquid than registered securities traded on established secondary markets.

Please see “Discussion of Principal and Non-Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

Performance Information

The bar chart and table below provide some indication of the risks of an investment in the Institutional Shares of the Fund for 1 year, 5 years and 10 years compared with those of the ICE BofAML Fixed Rate Preferred Securities Index, the benchmark index selected for the Fund. The Fund is the successor to the Salient Select Income Fund, a series of Forward Funds (the “Predecessor Fund”) through a reorganization with the Fund on November 18, 2022 (the “Reorganization”). The performance shown in the bar chart and table for periods prior to November 18, 2022 represents the performance of the Institutional Class, Class A and Class C shares of the Predecessor Fund. In connection with the Reorganization, Institutional Class, Class A and Class C shares of the Predecessor Fund were exchanged for and renamed Institutional Shares, A Class Shares and C Class Shares of the Fund, respectively. In addition, Investor Class shares of the Predecessor Fund were exchanged for A Class Shares of the Fund. Additional information about all indices is included in the “Description of Market Indices” appendix to the Fund’s prospectus. The performance of any index does not reflect deductions for fees, expenses or taxes. If the investment advisor to the Fund and the Predecessor Fund had not agreed to waive or reimburse certain Fund or Predecessor Fund expenses during the period shown, if applicable, the Fund’s and the Predecessor Fund’s returns would have been less than those shown. Past performance, including before- and after-tax returns, is not necessarily an indication of how the Fund will perform in the future. Updated information on the Fund’s performance is available on the Fund’s website at www.westwoodfunds.com or by calling 1-877-FUND-WHG (1-877-386-3944).

The Advisor has served as the investment adviser to the Fund since the Reorganization and has not used a sub-adviser to manage the Fund since the Reorganization. This name change does not reflect a change in the Advisor’s role in managing the Fund’s portfolio or the advisory structure.

The bar chart shows the performance of the Fund’s Institutional Shares. The returns for the Fund’s A Class Shares and C Class Shares will be lower than the Institutional Shares’ returns shown in the bar chart because the expenses of the classes differ. All returns reflect reinvestment of all dividend and capital gain distributions.

Calendar Year Total Returns—Institutional Shares*

25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
-5.00%
-10.00%
-15.00%
-20.00%
17.16%
-0.75%
14.09%
1.84%
-8.52%
18.64%
-2.75%
15.44%
-14.10%
14.61%
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023

*	The Fund’s year-to-date return through December 31, 2023 was 14.61%.

Best Quarter – June 30, 2020	20.09%
Worst Quarter – March 31, 2020	(31.56%)

Average Annual Total Returns

For the period ended December 31, 2023

	1 Year	5 Years	10 Years
Westwood Real Estate Income Fund – Institutional Shares (Inception: 4/28/06)
Return Before Taxes	14.61%	5.57%	4.95%
Return After Taxes on Distributions	12.61%	4.40%	2.98%
Return After Taxes on Distributions and Sale of Fund Shares	9.64%	3.98%	3.22%
ICE BofAML Fixed Rate Preferred Securities Index	10.28%	3.93%	5.00%
Westwood Real Estate Income Fund – A Class Shares (Inception: 3/30/01)
Return Before Taxes	10.96%	3.93%	3.94%
ICE BofAML Fixed Rate Preferred Securities Index	10.28%	3.93%	5.00%
Westwood Real Estate Income Fund – C Class Shares (Inception: 3/30/01)
Return Before Taxes	12.49%	4.56%	3.93%
ICE BofAML Fixed Rate Preferred Securities Index	10.28%	3.93%	5.00%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown only for Institutional Shares. After-tax returns for other classes will vary. The table includes all applicable fees and sales charges. All returns reflect reinvestment of all dividend and capital gain distributions.

Investment Advisor/Portfolio Manager

Westwood Management Corp. serves as investment advisor to the Fund. The Fund is managed by John D. Palmer, Senior Vice President and Portfolio Manager at the Advisor. Mr. Palmer has ultimate responsibility for all Fund investment decisions. Mr. Palmer has served as the sole portfolio manager to the Fund, including while portfolio manager of the Predecessor Fund, since May 2021.

Purchase and Sale of Fund Shares

Shares of the Fund may be purchased or sold (redeemed) on any business day (normally any day when the New York Stock Exchange is open).

If you own your shares directly, you may redeem your shares on any day that the New York Stock Exchange (the “NYSE”) is open for business by contacting the Fund directly by mail at Westwood Funds, 4221 N. 203rd Street, Suite 100, Elkhorn, Nebraska 68022 or telephone at 1-877-FUND-WHG (1-877-386-3944).

If you own your shares through an account with a broker or other institution, contact that broker or institution to redeem your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.

Investment Minimum and Eligible Investors

Institutional Shares

To purchase Institutional Shares of the Fund for the first time, you must invest at least $100,000. There is no minimum for subsequent investments.

Institutional Shares of the Funds are offered exclusively to:

●	Certain retirement plans established for the benefit of employees and former employees of the Advisor or its affiliates;

●	Defined benefit retirement plans, endowments or foundations;

●	Banks and trust companies or law firms acting as trustee or manager for trust accounts;

●	Investors who purchase shares through asset-based fee programs available through financial intermediaries;

●	Insurance companies;

●	Institutional Shares shareholders purchasing Institutional Shares through the reinvestment of dividends or other distributions; and

●	Institutional Shares shareholders who acquired such shares in connection with the Reorganization.

A Class Shares

To purchase A Class Shares of the Fund for the first time, including an initial purchase through an IRA or other tax qualified account, you must invest at least $1,000. There is no minimum for subsequent investments.

C Class Shares

To purchase C Class Shares of the Fund for the first time, including an initial purchase through an IRA or other tax qualified account, you must invest at least $1,000. There is no minimum for subsequent investments.

Tax Information

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Investments held through such tax-deferred arrangements may be taxed in the future upon withdrawal from such arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies (including the Advisor) may pay the intermediary for the sale of those shares of the Fund or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Westwood Broadmark Tactical Growth Fund

Investment Objective

The Westwood Broadmark Tactical Growth Fund’s (the “Fund”) investment objective is to produce above-average, risk-adjusted returns, in any market environment, while exhibiting less downside volatility than the S&P 500 Index.

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and Examples below. You may qualify for sales charge discounts on A Class Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in the “Purchasing, Selling and Exchanging Shares” section starting on page 68 of the Fund’s prospectus, “Sales Charges” section starting on page 76 of the Fund’s prospectus and “Additional Services and Programs” section starting on page 89 of the Fund’s statement of additional information (“SAI”). Shares of the Fund are available in other share classes with different fees and expenses.

Shareholder Fees (fees paid directly from your investment)

	Institutional Shares	A Class Shares	C Class Shares
Maximum Sales Charge (load) on purchases (as a percentage of offering price)	None	4.00%	None
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of original purchase price or redemption proceeds)	None	None(1)	1.00%(2)

(1)	A Class Shares purchases of $1,000,000 or more may be subject to a 1.00% Contingent Deferred Sales Charge (“CDSC”) if redeemed within 18 months of purchase.
(2)	C Class Shares may be subject to a 1.00% CDSC if redeemed within 12 months of purchase.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)*

	Institutional Shares	A Class Shares	C Class Shares
Management Fee	1.10%	1.10%	1.10%
Distribution (12b-1) Fees	N/A	0.25%	0.75%
Other Expenses
Administrative Services Plan Fees	0.03%	0.05%	0.25%
Other Operating Expenses	0.13%	0.13%	0.13%
Acquired Fund Fees and Expenses	0.20%	0.20%	0.20%
Total Annual Fund Operating Expenses	1.46%	1.73%	2.43%

*	The fiscal year end for the Funds changed from December 31st to October 31st.

Examples

These Examples are intended to help you compare the costs of investing in Institutional Shares, A Class Shares, and C Class Shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund’s total annual operating expenses remain the same.

Although actual costs may be higher or lower, based on these assumptions your costs would be:

	Institutional Shares	A Class Shares	C Class Shares
1 Year	$149	$569	$246
3 Years	$462	$923	$758
5 Years	$797	$1,301	$1,296
10 Years	$1,746	$2,359	$2,766

You would pay the following expenses if you did not redeem your shares:

	Institutional Shares	A Class Shares	C Class Shares
1 Year	$149	$471	$346
3 Years	$462	$829	$758
5 Years	$797	$1,210	$1,296
10 Years	$1,746	$2,280	$2,766

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal period, the Fund’s portfolio turnover rate was 565% of the average value of its portfolio.

Principal Investment Strategies

The Fund’s investment strategy is designed to evaluate the market to determine whether the market as a whole or a particular sector or industry is undervalued or overvalued. Broadmark Asset Management LLC (“Broadmark” or the “Sub-Advisor”) seeks to identify potential long and short investments that it believes offer the greatest risk-adjusted potential for returns. The Fund seeks to gain exposure to equity indices, sectors and industry groups that it believes are more attractive on a relative basis and may take short positions in equity indices, sectors or industry groups that it believes are less attractive on a relative basis. The Sub-Advisor will rely on a variety of factors to reach its determination of the relative value of potential investments, including valuation, monetary conditions, investor sentiment, and momentum factors. The Sub-Advisor uses equity valuation models, such as historical price-earnings ratios, price-sales ratios, 10-year normalized earnings, dividend discount models and other measures to determine equity valuation relative to the economic and business cycles. Similar valuation and relative strength metrics are applied to sectors and industries in order to determine undervaluation and overvaluation relative to historical precedent and within the context of the overall stock market, business, and economic cycles. Additionally, the Sub-Advisor uses a series of momentum models, which are used to determine the overall money flow into and out of an equity security.

Relative to the U.S. equity market, the Fund is designed to outperform during periods of higher volatility or when the U.S. equity market is falling. The Fund may underperform the U.S. equity market in other market environments.

The Fund may employ both leveraged investment techniques as well as short positions which allow the Fund to obtain investment exposure that can range from 120% long to 100% short, as a percentage of the Fund’s net assets at the time of investment. In most market conditions, the Fund maintains investment exposure between 100% long and 100% short, as a percentage of the Fund’s net assets at the time of investment.

The Fund invests in instruments providing exposure to securities market indices, industries or sectors within U.S. and overseas equity markets. These instruments primarily include exchange-traded funds (“ETFs”) and futures on securities indices. The Fund may obtain exposure to equity securities of U.S. and non-U.S. issuers, including issuers in countries considered to be emerging market countries, in all market capitalization ranges, including small capitalization stocks. Under certain market conditions, the Fund may hold a substantial portion of its assets in cash, cash equivalents, fixed-income securities of U.S. and non-U.S. issuers that are of investment grade quality and of any maturity, exchange-traded notes (“ETNs”), and/or money market or other funds that invest in these instruments.

On occasion, the Fund may write covered put and call options and purchase put and call options on securities, securities indices and shares of ETFs. The Fund may purchase or write options in combination with each other (simultaneously writing call options and purchasing put options) to adjust risk and return of its overall investment positions.

The Fund is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are:

Manager Risk: If the Fund’s portfolio managers make poor investment decisions, it will negatively affect the Fund’s investment performance.

Model and Data Risk: Given the complexity of the investments and strategies of the Fund, the Fund’s investment advisor, Westwood Management Corp. (the “Advisor”) and/or the Sub-Advisor, as appropriate, rely heavily on quantitative models (both proprietary models developed by the Advisor and/or Sub-Advisor, and those supplied by third-party vendors) and information and data supplied by third-party vendors (“Models and Data”). Models and Data are used to construct sets of transactions and investments and to provide risk management insights.

When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. The success of relying on such models may depend on the accuracy and reliability of historical data supplied by third party vendors.

All models rely on correct market data inputs. If incorrect market data is entered into even a well-founded model, the resulting information will be incorrect. However, even if market data is input correctly, “model prices” will often differ substantially from market prices, especially for securities with complex characteristics, such as derivative securities.

Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times, and for varying periods of time, result in unusually high market volatility, which could negatively impact the Fund’s performance and cause the Fund to experience illiquidity, shareholder redemptions, or other potentially adverse effects. Reduced liquidity in credit and fixed-income markets could negatively affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

Market Risk: Market risk is the risk that the markets on which the Fund’s investments trade will increase or decrease in value. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Borrowing Risk: Borrowing for investment purposes creates leverage, which will exaggerate the effect of any increase or decrease in the market price of securities in the Fund’s portfolio on the Fund’s net asset value and, therefore, may increase the volatility of the Fund. Money borrowed will be subject to interest and other costs (that may include commitment fees and/or the cost of maintaining minimum average balances). These costs may exceed the gain on securities purchased with borrowed funds. Increased operating costs, including the financing cost associated with any leverage, may reduce the Fund’s total return. Unless the income and capital appreciation, if any, on securities acquired with borrowed funds exceed the cost of borrowing, the use of leverage will diminish the investment performance of the Fund.

Cash and Cash Equivalents Risk: It is part of the Fund’s investment strategy to, at times, hold a substantial portion of its assets in cash and/or cash equivalents, including money market instruments. Under certain market conditions, such as during a rising stock market, this strategy could have a negative effect on the Fund’s ability to achieve its investment objective. To the extent that the Fund invests in a money market fund, the Fund will indirectly bear a proportionate share of the money market fund’s expenses, in addition to the operating expenses of the Fund, which are borne directly by Fund shareholders.

Counterparty Risk: In general, a derivative contract typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of a security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative contract. Many of these derivative contracts will be privately negotiated in the OTC market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated OTC contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses by the Fund.

Debt Instruments Risk: Debt instruments are generally subject to credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Derivatives related to debt instruments may be exposed to similar risks for individual securities, groups of securities or indices tracking multiple securities or markets. Both debt securities and debt-related derivative instruments may be exposed to one or more of the following risks:

●	Credit Risk: Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Securities rated by the rating agencies in the four highest categories (Fitch, Inc. (“Fitch”) (AAA, AA, A, and BBB), Moody’s Investors Service, Inc. (“Moody’s”) (Aaa, Aa, A, and Baa) or S&P®Global Ratings (“S&P”) (AAA, AA, A, and BBB)) are considered investment grade, but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

●	Extension Risk: Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the issuer (or obligor) more slowly than anticipated, causing the value of these securities to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

●	Interest Rate Risk: The yields for certain securities are susceptible in the short-term to fluctuations in interest rates, and the prices of such securities may decline when interest rates rise. Interest rate risk in general is the risk that prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. The Fund may decline in value or suffer losses if short-term or long-term interest rates rise sharply or otherwise change in a manner not anticipated by the Advisor (defined below).

●	Prepayment Risk: Prepayment risk is the risk that certain debt securities with high interest rates will be prepaid by the issuer before they mature. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets that were prepaid. Prepayment reduces the yield to maturity and the average life of the security.

Derivatives Risk: The market value of the derivative instruments in which the Fund may invest, including options, futures contracts, forward currency contracts, swap agreements and other similar instruments, may be more volatile than that of other instruments. A Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments, and certain derivatives may create a risk of loss greater than the amount invested. There can be no assurance given that each derivative position will perform as expected, or that a particular derivative position will be available when sought by the portfolio manager. A Fund’s use of derivative instruments to obtain short exposures may result in greater volatility because losses are potentially unlimited. In addition, there can be no assurance given that any derivatives strategy will succeed, and the Fund may lose money as a result of its use of derivative instruments. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and adversely affect the value or performance of derivatives and the Fund.

Emerging Market Risk: Emerging market securities present greater investment risks than investing in the securities of companies in developed markets. These risks include a greater likelihood of economic, political or social instability, less liquid and more volatile stock markets, foreign exchange controls, a lack of government regulation and different legal systems, and immature economic structures.

Equity Securities Risk: The risks associated with investing in equity securities of companies include the financial and operational risks faced by individual companies, the risk that the stock markets, sectors and industries in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.

Exchange-Traded Funds (“ETFs”) Risk: Because the Fund invests in ETFs and in options on ETFs, the Fund is exposed to the risks associated with the securities and other investments held by such ETFs. The value of any investment in an ETF will fluctuate according to the performance of that ETF. In addition, the Fund will indirectly bear a proportionate share of expenses, including any management fees, paid by each ETF in which the Fund invests. Such expenses are in addition to the operating expenses of the Fund, which are borne directly by shareholders of the Fund. Further, individual shares of an ETF may be purchased and sold only on a national securities exchange through a broker-dealer. Lack of liquidity in an ETF could result in the ETF being more volatile than its underlying securities. The price of such shares is based on market price, and because ETF shares trade at market prices rather than net asset value (“NAV”), shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The market price of an ETF’s shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. The bid-ask spread often increases significantly during times of market disruption, which means that, to the extent that the Fund invests directly in an ETF, the shares of that ETF may trade at a greater discount at a time when the Fund wishes to sell its shares. Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is subject to restrictions that may limit the amount of any particular ETF that the Fund may own. However, the Fund may invest in accordance with Rule 12d1-4 under the 1940 Act, which permits funds to invest in shares of ETFs beyond the limitations otherwise imposed by the 1940 Act, subject to certain conditions. To the extent the Fund relies on Rule 12d1-4 to invest in ETFs, the risks described above may be greater than if the Fund limited its investment in an ETF in accordance with the limitations imposed by the 1940 Act without relying on Rule 12d1-4.

Exchange-Traded Notes (“ETNs”) Risk: The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying market, changes in applicable interest rates, and changes in the issuer’s credit rating. The Fund bears its proportionate share of any fees and expenses associated with investment in such securities. There may be restrictions on the Fund’s right to redeem its investment in an ETN meant to be held to maturity, and it may be difficult for the Fund to sell its ETN holdings due to limited availability of a secondary market.

Foreign Securities Risk: Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:

●	The Fund generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

●	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

●	Political and economic developments may also adversely impact the value of foreign securities.

●	The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

●	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

●	Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

●	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

Investment in Money Market Mutual Funds Risk: The Fund invests in money market mutual funds. While government money market funds seek to transact at a $1.00 per share stable net asset value, certain other money market funds transact at a fluctuating net asset value, and it is possible to lose money by investing in money market funds. Further, money market funds may impose discretionary or mandatory liquidity fees upon redemption. Investments in money market funds are not insured or guaranteed by the FDIC or any other government agency.

Leverage Risk: If the Fund makes investments in futures contracts, forward currency contracts and other derivative instruments, the futures contracts and certain other derivatives provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If the Fund uses leverage through activities such as borrowing, entering into short sales, purchasing securities on margin or on a “when-issued” basis or purchasing derivative instruments in an effort to increase its returns, the Fund has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the net assets of the Fund. The net asset value of the Fund when employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the Fund to pay interest.

Liquidity Risk: Certain securities may trade less frequently than those of larger companies due to their smaller capitalizations. In the event certain securities experience limited trading volumes, the prices may display abrupt or erratic movements at times. Additionally, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to dispose of at a fair price at the times when the Advisor believes it is desirable to do so. The Fund’s investment in securities that are less actively traded or over time experience decreased trading volume may restrict its ability to take advantage of other market opportunities or to dispose of securities. This also may affect adversely the Fund’s ability to make dividend distributions.

Portfolio Turnover Risk: The Fund is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A higher turnover rate (100% or more) will involve correspondingly greater transaction costs, which will be borne directly by the Fund, may have an adverse impact on performance, and may increase the potential for more taxable distributions being paid to shareholders, including short-term capital gains that are taxed at ordinary income rates. To the extent a Fund engages in short sales (which are not included in calculating the portfolio turnover rate), the transaction costs incurred by a Fund are likely to be greater than the transaction costs incurred by a mutual fund that does not take short positions and has a similar portfolio turnover rate.

Short Sale Risk: The Fund may take a short position in a derivative instrument, such as a future, forward or swap. A short position on a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument. The Fund may also from time to time sell securities short, which involves borrowing and selling a security and covering such borrowed security through a later purchase. A short sale creates the risk of an unlimited loss, in that the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase. The Fund must set aside “cover” for short sales to comply with applicable U.S. Securities and Exchange Commission (the “SEC”) provisions under the 1940 Act.

Small and Medium Capitalization Stocks Risk: Investment in securities of smaller companies presents greater investment risks than investing in the securities of larger companies. These risks include greater price volatility, greater sensitivity to changing economic conditions, and less liquidity than the securities of larger, more mature companies.

Large-Capitalization Stocks Risk: The large capitalization companies in which the Fund invests may lag the performance of smaller capitalization companies because large capitalization companies may experience slower rates of growth than smaller capitalization companies and may not respond as quickly to market changes and opportunities.

Sub-Advisor Risk: The Fund is subject to management risk because it relies on the Sub-Advisor’s ability to pursue the Fund’s objective. The Sub-Advisor will apply investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that these will produce the desired results.

Tax Risk: The federal income tax treatment of the complex securities in which the Fund may invest may not be clear or may be subject to recharacterization by the Internal Revenue Service (“IRS”). It could be more difficult to comply with the tax requirements applicable to regulated investment companies if the tax characterization of investments or the tax treatment of the income from such investments were successfully challenged by the IRS. If the tax characterization of a Fund’s investments, or the tax treatment of income from such investments, were successfully challenged by the IRS, the Fund may have to alter its investment strategy to remain compliant with the rules applicable to regulated investment companies. If the Fund were to fail to comply with such rules, the Fund’s taxable income would be subject to tax at the Fund level at regular corporate tax rates (without reduction for distributions to shareholders) and to a further tax at the shareholder level when such income is distributed.

Please see “Discussion of Principal and Non-Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

Performance Information

The bar chart and table below provide some indication of the risks of an investment in the Fund by showing changes in the performance of the Institutional Shares of the Fund for 1 year, 5 years and 10 years compared with those of the HFRX Equity Hedge Index, the benchmark index selected for the Fund, as well as the S&P 500

Index. The Fund is the successor to the Salient Tactical Growth Fund, a series of Forward Funds (the “Predecessor Fund”) through a reorganization with the Fund on November 18, 2022 (the “Reorganization”). The performance shown in the bar chart and table for periods prior to November 18, 2022 represents the performance of the Institutional Class, Class A and Class C shares of the Predecessor Fund. In connection with the Reorganization, Institutional Class, Class A and Class C shares of the Predecessor Fund were exchanged for and renamed Institutional Shares, A Class Shares and C Class Shares of the Fund, respectively. In addition, Investor Class shares of the Predecessor Fund were exchanged for A Class Shares of the Fund. Additional information about all indices is included in the “Description of Market Indices” appendix to the Fund’s prospectus. The performance of any index does not reflect deductions for fees, expenses or taxes. If the investment advisor to the Predecessor Fund had not agreed to waive or reimburse certain Predecessor Fund expenses during the period shown, if applicable, the Fund’s and the Predecessor Fund’s returns would have been less than those shown. Past performance, including before- and after-tax returns, is not necessarily an indication of how the Fund will perform in the future. Updated information on the Fund’s performance is available on the Fund’s website at www.westwoodfunds.com or by calling 1-877-FUND-WHG (1-877-386-3944).

The bar chart shows the performance of the Fund’s Institutional Shares. The returns for Fund’s A Class Shares and C Class Shares will be lower than the Institutional Shares’ returns shown in the bar chart because the expenses of the classes differ. All returns reflect reinvestment of all dividend and capital gain distributions.

Calendar Year Total Returns—Institutional Shares*

20.00%
15.00%
10.00%
5.00%
0.00%
-5.00%
-10.00%
15.74%
2.33%
-1.54%
3.61%
10.91%
-4.76%
10.69%
8.40%
8.02%
-7.90%
2.25%
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023

*	The Fund’s year-to-date return through December 31, 2023 was 2.25%.

Best Quarter – March 31, 2013	15.74%
Worst Quarter – December 31, 2018	(6.87%)

Average Annual Total Returns

For the period ended December 31, 2023

	1 Year	5 Years	10 Years
Westwood Broadmark Tactical Growth Fund – Institutional Shares (Inception: 9/14/09)
Return Before Taxes	2.25%	4.07%	3.02%
Return After Taxes on Distributions	0.72%	2.71%	1.84%
Return After Taxes on Distributions and Sale of Fund Shares	1.38%	2.70%	1.92%
HFRX Equity Hedge Index	6.90%	6.09%	2.87%
S&P 500 Index	(18.11%)	9.42%	12.56%
Westwood Broadmark Tactical Growth Fund – A Class Shares (Inception: 3/12/10)
Return Before Taxes	(1.04%)	2.45%	1.97%
HFRX Equity Hedge Index	6.90%	6.09%	2.87%
S&P 500 Index	(18.11%)	9.42%	12.56%
Westwood Broadmark Tactical Growth Fund – C Class Shares (Inception: 9/14/09)
Return Before Taxes	0.29%	3.08%	2.02%
HFRX Equity Hedge Index	6.90%	6.09%	2.87%
S&P 500 Index	26.29%	15.69%	12.03%

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs”). After-tax returns are shown only for Institutional Shares. After-tax returns for other classes will vary. The table includes all applicable fees and sales charges. All returns reflect reinvestment of all dividend and capital gain distributions.

Investment Advisor/Portfolio Manager

Westwood Management Corp. serves as investment advisor to the Fund (the “Advisor”). The Advisor has engaged the services of Broadmark to act as sub-advisor to the Fund. The portfolio managers of the Fund are Ricardo Cortez, Richard Damico, Adrian Helfert, and J. Dyer Kennedy. Mr. Cortez is Co-Chief Executive Officer at Broadmark. Mr. Damico is Senior Portfolio Manager and Head of Trading at Broadmark. Mr. Kennedy is Portfolio Manager at Broadmark. Messrs. Cortez, Damico, Helfert, and Kennedy have managed the Fund since the date of this Prospectus.

Purchase and Sale of Fund Shares

Shares of the Fund may be purchased or sold (redeemed) on any business day (normally any day when the New York Stock Exchange is open).

If you own your shares directly, you may redeem your shares on any day that the New York Stock Exchange (the “NYSE”) is open for business by contacting the Fund directly by mail at Westwood Funds, 4221 N. 203rd Street, Suite 100, Elkhorn, NE 68022 or telephone at 1-877-FUND-WHG (1-877-386-3944).

If you own your shares through an account with a broker or other institution, contact that broker or institution to redeem your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.

Institutional Shares

To purchase Institutional Shares of the Fund for the first time, you must invest at least $100,000. There is no minimum for subsequent investments. This requirement, however, does not apply to investors purchasing through asset allocation, wrap fee, and other similar fee-based advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisers, financial planners, third-party administrators, insurance companies, and any other institutions having a selling, administration or any similar agreement with the Funds’ distributor, and through group retirement plans. Financial intermediaries may charge their customers a transaction or service fee.

Institutional Shares of the Funds are offered exclusively to:

●	Certain retirement plans established for the benefit of employees and former employees of the Advisor or its affiliates;

●	Defined benefit retirement plans, endowments or foundations;

●	Banks and trust companies or law firms acting as trustee or manager for trust accounts;

●	Investors who purchase shares through asset-based fee programs available through financial intermediaries;

●	Insurance companies;

●	Institutional Shares shareholders purchasing Institutional Shares through the reinvestment of dividends or other distributions; and

●	Institutional Shares shareholders who acquired such shares in connection with the Reorganization.

A Class Shares

To purchase A Class Shares of the Fund for the first time, including an initial purchase through an IRA or other tax qualified account, you must invest at least $1,000. There is no minimum for subsequent investments.

C Class Shares

To purchase C Class Shares of the Fund for the first time, including an initial purchase through an IRA or other tax qualified account, you must invest at least $1,000. There is no minimum for subsequent investments.

Tax Information

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Investments held through such tax-deferred arrangements may be taxed in the future upon withdrawal from such arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies (including the Advisor) may pay the intermediary for the sale of those shares of the Fund or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Westwood Broadmark Tactical Plus Fund

Investment Objective

The Westwood Broadmark Tactical Plus Fund (the “Fund”) seeks to produce, in any market environment, above-average risk-adjusted returns and less downside volatility than the S&P 500 Index.

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and Examples below. You may qualify for sales charge discounts on A Class Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in the “Purchasing, Selling and Exchanging Shares” section starting on page 68 of the Fund’s prospectus, “Sales Charges” section starting on page 76 of the Fund’s prospectus and “Additional Services and Programs” section starting on page 89 of the Fund’s statement of additional information (“SAI”). Shares of the Fund are available in other share classes with different fees and expenses.

Shareholder Fees (fees paid directly from your investment)

	Institutional Shares	A Class Shares	C Class Shares	F Class Shares
Maximum Front-End Sales Charge (load) on Purchases (as a percentage of purchase price)	None	3.00%	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the purchase or sale price, whichever is less)	None	None(1)	1.00%(2)	None

(1)	A Class Shares purchases of $250,000 or more may be subject to a 1.00% Contingent Deferred Sales Charge (“CDSC”) if redeemed within 18 months of purchase.
(2)	C Class Shares may be subject to a 1.00% CDSC if redeemed within 12 months of purchase.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Shares	A Class Shares	C Class Shares	F Class Shares
Management Fee	1.40%	1.40%	1.40%	1.40%
Distribution (12b-1) Fees	None	0.25%	1.00%	None
Other Expenses	0.23%	0.22%	0.31%	0.23%
Administration Services Plan Fees	0.10%	0.06%	0.09%	0.10%
Other Operating Expenses(1)	0.24%	0.24%	0.24%	0.24%
Acquired Fund Fees and Expenses	0.22%	0.22%	0.22%	0.22%
Total Annual Fund Operating Expenses	1.96%	2.17%	2.95%	1.96%
Fee Waiver and/or Expense Reimbursement(1)	(0.38%)	(0.38%)	(0.38%)	(0.69%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.58%	1.79%	2.57%	1.27%

(1)	The Fund’s investment advisor, Salient Advisors, L.P. (“Salient Advisors” or the “Advisor”) has contractually agreed to reduce fees and reimburse expenses in order to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions, borrowing expenses such as dividend and interest expenses on securities sold short, Acquired Fund fees and expenses, costs to organize the Fund, other expenditures which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding 1.35% of the Fund’s Institutional Shares’ average daily net assets, 1.60% of the Fund’s A Class Shares, 2.35% of the Fund’s C Class Shares, and 1.04% of the Fund’s F Class Shares, until April 30, 2025. In addition, the Advisor may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recoup all or a portion of its prior fee reductions or expense reimbursements made during the rolling three-year period preceding the date of the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This fee waiver and expense reimbursement agreement may be terminated: (i) by the Board of Trustees (the “Board”) of Ultimus Managers Trust (the “Trust”), for any reason at any time; or (ii) by the Advisor, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on April 30, 2025. This fee waiver and expense reimbursement agreement will terminate automatically if the Fund’s investment advisory agreement with the Advisor is terminated. The fiscal year end for the Funds changed from December 31st to October 31st.

Examples

These Examples are intended to help you compare the costs of investing in Institutional Shares, A Class Shares, C Class Shares and F Class Shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and the contractual agreement to limit expenses remains in effect until April 30, 2025.

Although actual costs may be higher or lower, based on these assumptions your costs would be:

	Institutional Shares	A Class Shares	C Class Shares	F Class Shares
1 Year	$161	$476	$260	$129
3 Years	$579	$923	$877	$548
5 Years	$1,022	$2,396	$1,519	$993
10 Years	$2,255	$2,699	$3,244	$2,230

You would pay the following expenses if you did not redeem your shares:

	Institutional Shares	A Class Shares	C Class Shares	F Class Shares
1 Year	$161	$476	$360	$129
3 Years	$579	$923	$877	$548
5 Years	$1,022	$1,396	$1,519	$993
10 Years	$2,255	$2,699	$3,244	$2,230

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells certain securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal period, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of instruments that provide exposure to U.S. and non-U.S. equity securities. These instruments generally include futures and options on securities, securities indices and shares of exchange-traded funds (“ETFs”). The Fund may also invest in equity securities (such as common stocks, preferred stocks and shares of investment companies, including ETFs) of U.S. and non-U.S. issuers, which may include emerging market issuers, in any industry sector and in all market capitalization ranges, including small capitalization stocks, without limitation.

The Fund may hold a substantial portion of its assets in cash and cash equivalents, including money market instruments, commercial paper and short-term securities issued by U.S. and non-U.S. issuers, and in fixed-income instruments of U.S. and non-U.S. issuers that are of investment grade and of any maturity. Such fixed-income instruments include corporate bonds, government securities, and bank debt. The Fund may also invest in futures, options, and swaps on fixed-income instruments, credit indices, and interest rates such as futures on government securities and options on interest rate swaps.

Broadmark Asset Management LLC’s (“Broadmark” or the “Sub-Advisor”) investment approach for managing the Fund’s assets focuses on identifying securities and other instruments that the Sub-Advisor believes are undervalued, or overvalued, relative to their intrinsic values, and that offer the greatest risk-adjusted potential for returns. In evaluating whether a particular market, sector or industry is undervalued or overvalued, the Sub-Advisor considers a variety of factors, including valuation and monetary conditions, investor sentiment and returns over a calendar year or other time period. The Sub-Advisor seeks to invest in futures, options and options on futures on indices, equity securities, and other instruments in sectors and industries or groups of industries that the Sub-Advisor believes are attractive on a relative basis. Consistent with this approach, the Sub-Advisor may also sell short options and futures on indices, equity securities and other instruments that it believes are less attractive on a relative basis. The Sub-Advisor’s investment approach also involves using strategies designed to create less downside volatility than the HFRX Equity Hedge Index. With respect to the Fund, the Fund’s principal investment strategies include seeking to create less market exposure during equity market downturns. If this strategy is successful, having less equity market exposure during equity downturns, as determined by the Sub-Advisor’s investment process, will result in the Fund having less downside volatility than the HFRX Equity Hedge Index.

For hedging and non-hedging (speculative) purposes, the Fund may invest in options on foreign currencies, foreign currency futures and options and foreign currency exchange-related securities like foreign currency warrants and other instruments linked to foreign currency exchange rates. The Fund may write (sell) covered and uncovered put and call options, and may purchase put and call options, on securities, securities indices, shares of ETFs and other instruments. In addition, for purposes of adjusting risk and return of its investment positions, the Fund may purchase or write a combination of options (i.e., simultaneously writing call options and purchasing put options).

In addition to purchasing, or taking “long” positions in equity securities, the Fund may employ both leveraged investment techniques (e.g., investments in futures and options) as well as short positions on target securities, which allow the Fund a net exposure which can range from 200% net long to 100% net short in its portfolio, as measured at the time of investment. For example, if the Fund invests 130% of its net assets in long positions and 30% of its net assets in short positions, the Fund is “100% net long.” When the Fund’s outstanding short positions equal its net assets, the Fund is “100% net short.” The Fund may employ short positions independently of (and without regard to) its existing long positions and such short positions may not offset, or correlate directly to, long positions.

The percentage of the Fund’s assets held in cash and cash equivalents will fluctuate depending on various factors, including the Sub-Advisor’s current assessment of markets, valuation and monetary conditions, investor sentiment, risks and other investment factors, the Fund’s current requirements for liquidity, and the Fund’s need to satisfy margin requirements with respect to its use of derivative instruments.

The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective.

The Fund may temporarily invest extensively in cash and cash equivalents for the purpose of protecting the Fund in the event the Sub-Advisor determines that market, economic, political, or other conditions warrant a defensive posture. To the extent that the Fund is in a defensive position, its ability to achieve its investment objective will be limited.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. Many factors influence a mutual fund’s performance. An investment in the Fund is not intended to constitute a complete investment program and should not be viewed as such. All securities investing and trading activities risk the loss of capital. The principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are:

Manager Risk: If the Fund’s portfolio managers make poor investment decisions, it will negatively affect the Fund’s investment performance.

Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times, and for varying periods of time, result in unusually high market volatility, which could negatively impact the Fund’s performance and cause the Fund to experience illiquidity, shareholder redemptions, or other potentially adverse effects. Reduced liquidity in credit and fixed-income markets could negatively affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

Market Risk: Market risk is the risk that the markets on which the Fund’s investments trade will increase or decrease in value. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Model and Data Risk: Given the complexity of the investments and strategies of the Fund, the Advisor and/or the Sub-Advisor, as appropriate, rely heavily on quantitative models (both proprietary models developed by the Advisor and/or Sub-Advisor, and those supplied by third-party vendors) and information and data supplied by third-party vendors (“Models and Data”). Models and Data are used to construct sets of transactions and investments and to provide risk management insights.

When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. The success of relying on such models may depend on the accuracy and reliability of historical data supplied by third-party vendors.

All models rely on correct market data inputs. If incorrect market data is entered into even a well-founded model, the resulting information will be incorrect. However, even if market data is input correctly, “model prices” will often differ substantially from market prices, especially for securities with complex characteristics, such as derivative securities.

Cash and Cash Equivalents Risk: It is part of the Fund’s investment strategy to, at times, hold a substantial portion of its assets in cash and/or cash equivalents, including money market instruments. Under certain market conditions, such as during a rising stock market, this strategy could have a negative effect on the Fund’s ability to achieve its investment objective. To the extent that the Fund invests in a money market fund, the Fund will indirectly bear a proportionate share of the money market fund’s expenses, in addition to the operating expenses of the Fund, which are borne directly by Fund shareholders.

Counterparty Risk: In general, a derivative contract typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of a security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative contract. Many of these derivative contracts will be privately negotiated in the OTC market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated OTC contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses by the Fund.

Currency Risk: The risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies, including foreign exchange forward contracts and other currency-related futures contracts. The liquidity and trading value of foreign currencies could be affected by global economic factors, such as inflation, interest rate levels, and trade balances among countries, as well as the actions of sovereign governments. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments in securities denominated in a foreign currency or may widen existing losses. The Fund’s net currency positions may expose it to risks independent of its securities positions.

Debt Instruments Risk: Debt instruments are generally subject to credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed- income securities go up. Derivatives related to debt instruments may be exposed to similar risks for individual securities, groups of securities or indices tracking multiple securities or markets. Both debt securities and debt-related derivative instruments may be exposed to one or more of the following risks:

●	Credit Risk. Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Securities rated by the rating agencies in the four highest categories (Fitch, Inc. (“Fitch”) (AAA, AA, A, and BBB), Moody’s Investors Service, Inc. (“Moody’s”) (Aaa, Aa, A, and Baa) or S&P®Global Ratings (“S&P”) (AAA, AA, A, and BBB)) are considered investment grade, but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

●	Extension Risk. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the issuer (or obligor) more slowly than anticipated, causing the value of these securities to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

●	Interest Rate Risk. The yields for certain securities are susceptible in the short-term to fluctuations in interest rates, and the prices of such securities may decline when interest rates rise. Interest rate risk in general is the risk that prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. The Fund may decline in value or suffer losses if short-term or long-term interest rates rise sharply or otherwise change in a manner not anticipated by the Advisor.

●	Prepayment Risk. Prepayment risk is the risk that certain debt securities with high interest rates will be prepaid by the issuer before they mature. When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and an investor may have to invest the proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets that were prepaid. Prepayment reduces the yield to maturity and the average life of the security.

Derivatives Risk: The market value of the derivative instruments in which the Fund may invest, including options, futures contracts, forward currency contracts, swap agreements and other similar instruments, may be more volatile than that of other instruments. A Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments, and certain derivatives may create a risk of loss greater than the amount invested. There can be no assurance given that each derivative position will perform as expected, or that a particular derivative position will be available when sought by the portfolio manager. A Fund’s use of derivative instruments to obtain short exposures may result in greater volatility because losses are potentially unlimited. In addition, there can be no assurance given that any derivatives strategy will succeed, and the Fund may lose money as a result of its use of derivative instruments.

Emerging Market Risk: Emerging market securities present greater investment risks than investing in the securities of companies in developed markets. These risks include a greater likelihood of economic, political or social instability, less liquid and more volatile stock markets, foreign exchange controls, a lack of government regulation and different legal systems, and immature economic structures.

Equity Securities Risk: The risks associated with investing in equity securities of companies include the financial and operational risks faced by individual companies, the risk that the stock markets, sectors and industries in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.

Exchange-Traded Funds (“ETFs”) Risk: Because the Fund invests in ETFs and in options on ETFs, the Fund is exposed to the risks associated with the securities and other investments held by such ETFs. The value of any investment in an ETF will fluctuate according to the performance of that ETF. In addition, the Fund will indirectly bear a proportionate share of expenses, including any management fees, paid by each ETF in which the Fund invests. Such expenses are in addition to the operating expenses of the Fund, which are borne directly by shareholders of the Fund. Further, individual shares of an ETF may be purchased and sold only on a national securities exchange through a broker-dealer. Lack of liquidity in an ETF could result in the ETF being more volatile than its underlying securities. The price of such shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The market price of an ETF’s shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. The bid-ask spread often increases significantly during times of market disruption, which means that, to the extent that the Fund invests directly in an ETF, the shares of that ETF may trade at a greater discount at a time when the Fund wishes to sell its shares. Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is subject to restrictions that may limit the amount of any particular ETF that the Fund may own. However, the Fund may invest in accordance with Rule 12d1-4 under the 1940 Act, which permits funds to invest in shares of ETFs beyond the limitations otherwise imposed by the 1940 Act, subject to certain conditions. To the extent the Fund relies on Rule 12d1-4 to invest in ETFs, the risks described above may be greater than if the Fund limited its investment in an ETF in accordance with the limitations imposed by the 1940 Act without relying on Rule 12d1-4.

Foreign Securities Risk: Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:

●	The Fund generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

●	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

●	Political and economic developments may also adversely impact the value of foreign securities.

●	The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

●	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

●	Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

●	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

Hedging Risk: The Fund’s hedging activities, although designed to help offset negative movements in the markets for the Fund’s investments, will not always be successful. Moreover, hedging can cause the Fund to lose money and can reduce the opportunity for gain.

Investment in Money Market Mutual Funds Risk: The Fund invests in money market mutual funds. While government money market funds seek to transact at a $1.00 per share stable net asset value, certain other money market funds transact at a fluctuating net asset value, and it is possible to lose money by investing in money market funds. Further, money market funds may impose discretionary or mandatory liquidity fees upon redemption. Investments in money market funds are not insured or guaranteed by the FDIC or any other government agency.

Leverage Risk: If the Fund makes investments in futures contracts, forward currency contracts and other derivative instruments, the futures contracts and certain other derivatives provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If the Fund uses leverage through activities such as borrowing, entering into short sales, purchasing securities on margin or on a “when-issued” basis or purchasing derivative instruments in an effort to increase its returns, the Fund has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the net assets of the Fund. The net asset value of the Fund when employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the Fund to pay interest.

Liquidity Risk: Certain securities may trade less frequently than those of larger companies due to their smaller capitalizations. In the event certain securities experience limited trading volumes, the prices may display abrupt or erratic movements at times. Additionally, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to dispose of at a fair price at the times when the Advisor believes it is desirable to do so. The Fund’s investment in securities that are less actively traded or over time experience decreased trading volume may restrict its ability to take advantage of other market opportunities or to dispose of securities. This also may affect adversely the Fund’s ability to make dividend distributions.

Overseas Exchanges Risk: The Fund may engage in transactions on a number of overseas stock exchanges, which may pose increased risk to the Fund and result in delays in obtaining accurate information on the value of securities. In addition, the Fund may engage in transactions in the stock markets of emerging market countries, which in general have stock markets that are less liquid, smaller and less regulated than many of the developed country stock markets.

Portfolio Turnover Risk: The Fund is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A higher turnover rate (100% or more) will involve correspondingly greater transaction costs, which will be borne directly by the Fund, may have an adverse impact on performance, and may increase the potential for more taxable distributions being paid to shareholders, including short-term capital gains that are taxed at ordinary income rates. To the extent a Fund engages in short sales (which are not included in calculating the portfolio turnover rate), the transaction costs incurred by a Fund are likely to be greater than the transaction costs incurred by a mutual fund that does not take short positions and has a similar portfolio turnover rate.

Short Sale Risk: The Fund may take a short position in a derivative instrument, such as a future, forward or swap. A short position on a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument. The Fund may also from time to time sell securities short, which involves borrowing and selling a security and covering such borrowed security through a later purchase. A short sale creates the risk of an unlimited loss, in that the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase. The Fund must set aside “cover” for short sales to comply with applicable U.S. Securities and Exchange Commission (the “SEC”) provisions under the 1940 Act.

Small and Medium Capitalization Stocks Risk: Investment in securities of smaller companies presents greater investment risks than investing in the securities of larger companies. These risks include greater price volatility, greater sensitivity to changing economic conditions, and less liquidity than the securities of larger, more mature companies.

Large-Capitalization Stocks Risk: The large capitalization companies in which the Fund invests may lag the performance of smaller capitalization companies because large capitalization companies may experience slower rates of growth than smaller capitalization companies and may not respond as quickly to market changes and opportunities.

Sub-Advisor Risk: A Fund is subject to management risk because it relies on the Sub-Advisor’s ability to pursue the fund’s objective. The Sub-Advisor will apply investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that these will produce the desired results.

Swap Agreements Risk: Swap agreements involve the risk that the party with whom a fund has entered into the swap will default on its obligation to pay the fund and the risk that the fund will not be able to meet its obligations to pay the other party to the agreement.

Tax Risk: The federal income tax treatment of the complex securities in which the Fund may invest may not be clear or may be subject to recharacterization by the Internal Revenue Service (“IRS”). It could be more difficult to comply with the tax requirements applicable to regulated investment companies if the tax characterization of investments or the tax treatment of the income from such investments were successfully challenged by the IRS. If the tax characterization of the Fund’s investments, or the tax treatment of income from such investments, were successfully challenged by the IRS, the Fund may have to alter its investment strategy to remain compliant with the rules applicable to regulated investment companies. If the Fund were to fail to comply with such rules, the Fund’s taxable income would be subject to tax at the Fund level at regular corporate tax rates (without reduction for distributions to shareholders) and to a further tax at the shareholder level when such income is distributed.

U.S. Government Securities Risk: Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. Certain of the government agency securities the Fund may purchase are backed only by the credit of the government agency and not by full faith and credit of the United States.

Volatility Risk: The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant appreciations or decreases in value over short periods of time.

Please see “Discussion of Principal and Non-Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

Performance Information

The bar chart and table below provide some indication of the risks of an investment in the Fund by showing changes in the performance of the Institutional Shares of the Fund for 1 year, 5 years and 10 years compared with those of the HFRX Equity Hedge Index, the benchmark index selected for the Fund, as well as the S&P 500 Index. The Fund is the successor to the Salient Tactical Plus Fund, a series of Salient MF Trust (the “Predecessor Fund”) through a reorganization with the Fund on November 18, 2022 (the “Reorganization”). The performance shown in the bar chart and table for periods prior to November 18, 2022 represents the performance of the Class I, Class, A, Class C and Class F shares of the Predecessor Fund. In connection with the Reorganization, Class I, Class A, Class C and Class F shares of the Predecessor Fund were exchanged for and renamed Institutional Shares, A Class Shares, C Class Shares and F Class Shares of the Fund, respectively. Additional information about all indices is included in the “Description of Market Indices” appendix to the Fund’s prospectus. The performance of any index does not reflect deductions for fees, expenses or taxes. If the investment advisor to the Fund and the Predecessor Fund had not agreed to waive or reimburse certain Fund or Predecessor Fund expenses during the period shown, if applicable, the Fund’s and the Predecessor Fund’s returns would have been less than those shown. Past performance, including before- and after-tax returns, is not necessarily an indication of how the Fund will perform in the future. Updated information on the Fund’s performance is available on the Fund’s website at www.westwoodfunds.com or by calling 1-877-FUND-WHG (1-877-386-3944).

On December 12, 2014, an earlier iteration of the Fund, named the Broadmark Tactical Plus Fund (the “Old Broadmark Tactical Plus Fund”) was reorganized into the Predecessor Fund (the “Broadmark Reorganization”). In the Broadmark Reorganization, the Old Broadmark Tactical Plus Fund contributed its assets to the Predecessor Fund, and Investor Class and Institutional Class shares of the Old Broadmark Tactical Plus Fund were exchanged for Class F shares of the Predecessor Fund. Following the Broadmark Reorganization, the Predecessor Fund’s investment objective, strategies and policies were in all material respects equivalent to those of the Old Broadmark Tactical Plus Fund. Following the Reorganization, the Predecessor Fund was reorganized as the Fund. The Fund’s investment objective and strategies are in all material respects equivalent to those of the Predecessor Fund.

The information below is based on the performance information of the Fund, the Predecessor Fund and the combined fund resulting from the Broadmark Reorganization, and the Old Broadmark Tactical Plus Fund prior to the Broadmark Reorganization (adjusted as necessary to reflect the fees applicable to each of the Predecessor Fund’s classes of shares, respectively). Beginning December 12, 2014, performance reflects the performance of the Predecessor Fund and the actual fees and expenses of each of its share classes.

The bar chart shows the performance of the Fund’s Institutional Shares. The returns for A Class Shares and C Class Shares will be lower than the Institutional Shares’ returns shown in the bar chart because the expenses of the classes differ. The returns for F Class Shares will be higher than the Institutional Shares’ returns shown in the bar chart because the expenses of the classes differ. All returns reflect reinvestment of all dividend and capital gain distributions.

Calendar Year Total Returns- Institutional Class*

10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
-2.00%
-4.00%
3.81%
-2.42%
5.74%
8.54%
2.56%
7.24%
7.15%
6.18%
-1.95%
3.37%
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023

*	The Fund’s year-to-date return through December 31, 2023 was 3.37%.

Best Quarter - December 31, 2016	8.13%
Worst Quarter - March 31, 2015	(4.30%)

Average Annual Total Returns

For the period ended December 31, 2023

	1 Year	5 Year	10 Year
Westwood Broadmark Tactical Plus Fund - Institutional Shares (Inception: 12/31/12)
Return Before Taxes	3.37%	4.34%	3.96%
Return After Taxes on Distributions	1.71%	2.85%	2.71%
Return After Taxes on Distributions and Sale of Fund Shares	2.04%	2.95%	2.79%
HFRX Equity Hedge Index (reflects no deduction for fees, expenses or taxes)	6.90%	6.09%	2.87%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.03%
Westwood Broadmark Tactical Plus Fund – A Class Shares (Inception: 12/31/12)
Return Before Taxes	0.14%	2.92%	3.15%
Westwood Broadmark Tactical Plus Fund – C Class Shares (Inception: 12/31/12)
Return Before Taxes	1.29%	3.29%	2.93%
Westwood Broadmark Tactical Plus Fund – F Class Shares (Inception: 12/31/12)
Return Before Taxes	3.71%	4.65%	4.28%

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax-returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Institutional Shares. After-tax returns for other classes will vary. The table includes all applicable fees and sales charges.

Investment Advisor/Portfolio Manager

Salient Advisors serves as investment advisor to the Fund. Broadmark Asset Management LLC serves as investment sub-advisor to the Fund. The portfolio managers of the Fund are Ricardo Cortez, Richard Damico, Adrian Helfert, and J. Dyer Kennedy. Mr. Cortez is Co-Chief Executive Officer at the Sub-Advisor. Mr. Damico is Senior Portfolio Manager and Head of Trading at the Sub-Advisor. Mr. Helfert is Chief Investment Officer of Alternative and Multi-Asset Investment of Westwood. Mr. Kennedy is Portfolio Manager at the Sub-Advisor. Messrs. Cortez, Damico, Helfert and Kennedy have managed the Fund since the date of this Prospectus.

Purchase and Sale of Fund Shares

Shares of the Fund may be purchased or sold (redeemed) on any business day (normally any day when the New York Stock Exchange is open).

If you own your shares directly, you may redeem your shares on any day that the New York Stock Exchange (the “NYSE”) is open for business by contacting the Fund directly by mail at Westwood Funds, 4221 N. 203rd Street, Suite 100, Elkhorn, NE 68022 or telephone at 1-877-FUND-WHG (1-877-386-3944).

If you own your shares through an account with a broker or other institution, contact that broker or institution to redeem your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.

Investment Minimum and Eligible Investors

Institutional Shares

To purchase Institutional Shares of the Fund for the first time, you must invest at least $100,000. There is no minimum for subsequent investments.

Institutional Shares of the Funds are offered exclusively to:

●	Certain retirement plans established for the benefit of employees and former employees of the Advisor or its affiliates;

●	Defined benefit retirement plans, endowments or foundations;

●	Banks and trust companies or law firms acting as trustee or manager for trust accounts;

●	Investors who purchase shares through asset-based fee programs available through financial intermediaries;

●	Insurance companies;

●	Institutional Shares shareholders purchasing Institutional Shares through the reinvestment of dividends or other distributions; and

●	Institutional Shares shareholders who acquired such shares in connection with the Reorganization.

A Class Shares

To purchase A Class Shares of the Fund for the first time, including an initial purchase through an IRA or other tax qualified account, you must invest at least $1,000. There is no minimum for subsequent investments.

C Class Shares

To purchase C Class Shares of the Fund for the first time, including an initial purchase through an IRA or other tax qualified account, you must invest at least $1,000. There is no minimum for subsequent investments.

F Class Shares

F Class Shares are held only by those Fund shareholders who acquired such shares as a result of the Broadmark Reorganization. Only shareholders who acquired Class F shares pursuant to the Broadmark Reorganization may purchase additional F Class shares. There is no subsequent investment minimum for F Class shares.

Tax Information

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Investments held through such tax-deferred arrangements may be taxed in the future upon withdrawal from such arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies (including the Advisor) may pay the intermediary for the sale of those shares of the Fund or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Investment Restrictions

The percentage restrictions referenced in this prospectus or the associated statement of additional Information (“SAI”) concerning borrowing must be met at all times. All other percentage restrictions referenced in this prospectus or the associated statement of additional Information (“SAI”) are measured at the time of investment, whether or not the particular percentage restriction uses such language. With the exception of the restriction on borrowing, if a percentage restriction on investment or use of assets discussed in any prospectus related to the Westwood Global Real Estate Fund, Westwood Real Estate Income Fund, Westwood Broadmark Tactical Growth Fund, and Westwood Broadmark Tactical Plus Fund (each a “Fund” and, collectively, “the Funds”) is adhered to at the time a transaction is effected, a later increase or decrease in such percentage resulting from changes in values of securities or loans or amounts of net assets or security characteristics will not be considered a violation of the restriction, except that a Fund will take reasonably practicable steps to attempt to continuously monitor and comply with its liquidity standards. Also, if a Fund receives subscription rights to purchase securities of an issuer whose securities the Fund holds, and if the Fund exercises such subscription rights at a time when the Fund’s portfolio holdings of securities of that issuer would otherwise exceed a limit, it will not constitute a violation if, prior to the receipt of the securities from the exercise of such rights, and after announcement of such rights, the Fund sells at least as many securities of the same class and value as it would receive on exercise of such rights.

Additional Investment Strategies and Risks

In addition to the principal investment strategies and risks identified above, the Funds may employ the following techniques in pursuing their investment objectives.

Lending of Portfolio Securities

In order to generate additional income, the Fund from time to time may lend portfolio securities to broker-dealers, banks or institutional borrowers of securities. During the time portfolio securities are on loan, the borrower pays the lending Fund any dividends or interest paid on such securities. In the event the borrower defaults on its obligation to the lending Fund, the lending Fund could experience delays in recovering its securities and possible capital losses.

Changes of Investment Objectives and Investment Policies

The investment objectives of the Westwood Global Real Estate Fund, Westwood Real Estate Income Fund, and Westwood Broadmark Tactical Growth Fund are a fundamental policy of each such Fund and may not be changed without a vote of the holders of majority of the outstanding shares of the relevant Fund. The investment objectives of the Westwood Broadmark Tactical Plus Fund may be changed by the Board without shareholder approval and shareholders will receive written notice of at least 60 days prior to any change of the Fund’s investment objective.

As discussed in the relevant “Fund Summary” sections above, the Westwood Global Real Estate Fund and Westwood Real Estate Income Fund have names which suggest a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, each of these Funds has adopted an investment policy that it will, under normal conditions, invest at least 80% of the value of its assets (net assets plus the amount of any borrowings for investment purposes) in investments of the type suggested by its name. This requirement is applied at the time a Fund invests its assets. If, subsequent to an investment by the Westwood Global Real Estate Fund or Westwood Real Estate Income Fund, this requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this requirement. A Fund’s policy to invest at least 80% of its assets in such a manner is non-fundamental, which means that it may be changed without shareholder approval. The 80% investment policy of each of these Funds may be changed at any time by the Board. Shareholders will be given written notice at least 60 days prior to any change by one of these Funds of its 80% investment policy.

For purposes of a Fund’s policy to invest 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a particular type of investment, “net assets” includes not only the amount of the Fund’s net assets attributable to the particular type of investment, but also a Fund’s net assets that are segregated or “earmarked” on the Fund’s books and records or being used for collateral, in accordance with procedures established by the Board and applicable regulatory guidance, or otherwise used to cover such investment exposure.

Temporary Defensive Positions; Cash Reserves

Under adverse market conditions or to meet anticipated redemption requests, a Fund may not follow its principal investment strategy. Under such conditions, a Fund may invest without limit in money market securities, U.S. Government obligations, interests in short-term investment funds, repurchase agreements, and short-term debt securities. This could have a negative effect on a Fund’s ability to achieve its investment objective. Although the issuers of certain federal agency securities or government-sponsored entity securities in which a Fund may invest (such as debt securities or mortgage-backed securities issued by Freddie Mac, Fannie Mae, Federal Home Loan Banks (“FHLB”), and other government-sponsored entities) may be chartered or sponsored by Acts of Congress, the issuers are not funded by Congressional appropriations, and their securities are neither guaranteed nor issued by the United States Treasury.

Each Fund is authorized to invest its cash reserves (funds awaiting investment) in the specific types of securities to be acquired by a Fund or cash to provide for payment of the Fund’s expenses or to permit the Fund to meet redemption requests. The Funds also may create equity or fixed-income exposure for cash reserves through the use of options or futures contracts in accordance with their investment objectives to minimize the impact of cash balances. This will enable the Funds to hold cash while receiving a return on the cash that is similar to holding equity or fixed-income securities.

Other Investments Techniques and Risks

Each Fund may invest in other types of securities and use a variety of investment techniques and strategies that are not described in this prospectus. These securities and techniques may subject a Fund to additional risks. Please review the SAI for more information about the additional types of securities in which each Fund may invest and their associated risks.

Additional Information Regarding the Security Selection Process

As part of analysis in its security selection process, among other factors, each Fund’s Advisor and/or the Sub-Advisor, as appropriate, also evaluates whether environmental, social and governance (“ESG”) factors could have a positive or negative impact on the risk profiles of many issuers in the universe of securities in which a Fund may invest. This qualitative analysis does not automatically result in including or excluding specific securities but may be used by the Advisor and/or the Sub-Advisor as an additional input in its primary analysis.

Discussion of Principal and Non-Principal Risks

There are inherent risks associated with each Fund’s principal investment strategies. The factors that are most likely to have a material effect on a particular Fund’s investment portfolio as a whole are called “principal risks.” The principal risks of each Fund are summarized in each Fund’s “Fund Summary” section above and further described following the table. The table below identifies the principal and non-principal risks of each Fund. Each Fund may be subject to additional risks other than those described because the types of investment made by a Fund may change over time. Because certain Funds invest in other investment companies, they will be subject to the same risks of the other investment companies to the extent of their investment. For additional information regarding risks of investing in a Fund, please see the SAI.

Risks:	Westwood Global Real Estate Fund	Westwood Real Estate Income Fund	Westwood Broadmark Tactical Growth Fund	Westwood Broadmark Tactical Plus Fund
Borrowing Risk	P	P	P	N/A
Cash and Cash Equivalents Risk	NP	NP	P	P
Concentration Risk	P	P	N/A	N/A
Counterparty Risk	P	P	P	P
Currency Risk	P	NP	P	P
Debt Instruments Risk	NP	P	P	P
Depositary Receipts Risk	P	NP	NP	N/A
Derivatives Risk	NP	P	P	P
Emerging Market Risk	P	NP	P	P
Equity Securities Risk	P	P	P	P
Exchange-Traded Funds (“ETFs”)Risk	P	P	P	P
Exchange-Traded Notes (“ETNs”)Risk	NP	NP	P	N/A
Foreign Securities Risk	P	NP	P	P
Hedging Risk	P	NP	NP	P
Investment in Money Market Mutual Funds Risk	NP	NP	P	P
Large Capitalization Stocks Risk	P	P	P	P
Leverage Risk	NP	NP	P	P
Liquidity Risk	P	P	P	P
Lower-Rated Debt Securities (“Junk Bonds”) Risk	NP	P	NP	NP
Manager Risk	P	P	P	P
Market Events Risk	P	P	P	P
Market Risk	P	P	P	P

Master Limited Partnerships (“MLPs”) Risk	N/A	P	N/A	N/A
Model and Data Risk	NP	NP	P	P
Mortgage-Related and Other Asset-Backed Securities Risk	P	P	NP	N/A
Overseas Exchanges Risk	P	NP	P	P
Portfolio Turnover Risk	NP	NP	P	P
Real Estate Securities and REITs Risk	P	P	NP	N/A
Restricted and Illiquid Securities Risk	P	P	NP	N/A
Short Sale Risk	NP	NP	P	P
Small and Medium Capitalization Stocks Risk	P	P	P	P
Sub-Advisor Risk	N/A	N/A	P	P
Swap Agreements Risk	N/A	N/A	N/A	P
Tax Risk	NP	NP	P	P
U.S. Government Securities Risk	N/A	N/A	N/A	P
Volatility Risk	NP	NP	NP	P

P = Principal Risk

NP = Non-Principal Risk

N/A = Not Applicable

Below are descriptions of the main factors that may play a role in shaping a Fund’s overall risk profile. The following discussions relating to various principal risks associated with investing in a Fund are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in a Fund. Your investment may be subject to the risks described below if you invest in a Fund, based on the risks identified for a particular Fund in that Fund’s description above. For further details about a Fund’s risks, including additional risk factors that are not discussed in this prospectus because they are not considered primary factors, see the Fund’s SAI.

An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. The Funds’ shares will go up and down in price, meaning that you could lose money by investing in the Funds. Many factors influence a mutual fund’s performance.

As an overall matter, instability in the financial markets has led many governments, including the United States Government, to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity. Federal, state and other governments, and their regulatory agencies or self-regulatory organizations, may take actions that affect the regulation of the instruments in which the Funds invest, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of a Fund’s portfolio holdings. Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk, increased transaction costs and potential difficulty in valuing portfolio instruments held by a Fund.

Each Fund’s principal risk factors are listed below. Certain risk factors apply only to a particular Fund, as noted. Unless so noted, risk factors apply to each Fund. All securities investing and trading activities risk the loss of capital. No assurance can be given that the Fund’s investment activities will be successful or that the Fund’s shareholders will not suffer losses. An investment in a Fund is not intended to constitute a complete investment program and should not be viewed as such. The principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are:

Borrowing Risk

Borrowing for investment purposes creates leverage, which can increase the risk and volatility of a Fund. Borrowing will exaggerate the effect of any increase or decrease in the market price of securities in a Fund’s portfolio on the Fund’s net asset value and, therefore, may increase the volatility of the Fund. Money borrowed will be subject to interest and other costs (that may include commitment fees and/or the cost of maintaining minimum average balances). These costs may exceed the gain on securities purchased with borrowed funds. Increased operating costs, including the financing cost associated with any leverage, may reduce a Fund’s total return. Unless the income and capital appreciation, if any, on securities acquired with borrowed funds exceed the cost of borrowing, the use of leverage will diminish the investment performance of a Fund. Successful use of borrowing depends on the ability of the Advisor and/or the Sub-Advisor, as appropriate, to correctly predict interest rates and market movements, and there is no assurance that the use of borrowing will be successful. Capital raised through leverage will be subject to interest costs, which may fluctuate with changing market rates of interest. A Fund may also be required to pay fees in connection with borrowings (such as loan syndication fees or commitment and administrative fees in connection with a line of credit) and it might be required to maintain minimum average balances with a bank lender, either of which would increase the cost of borrowing over the stated interest rate. Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

Some of a Fund’s portfolio securities may also be leveraged and will therefore be subject to the leverage risks described below. This additional leverage may, under certain market conditions, reduce the net asset value of a Fund.

Cash and Cash Equivalents Risk

It is part of a Fund’s investment strategy to, at times, hold a substantial portion of its assets in cash and/or cash equivalents, including money market instruments. Under certain market conditions, such as during a rising stock market, this strategy could have a negative effect on the Fund’s ability to achieve its investment objective. To the extent that the Fund invests in a money market fund, the Fund will indirectly bear a proportionate share of the money market fund’s expenses, in addition to the operating expenses of the Fund, which are borne directly by Fund shareholders.

Concentration Risk

Certain Funds may concentrate their investments in issuers of one or more particular industries or geographic regions to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector or geographic region) will perform poorly and negatively impact such Funds. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry or geographic region. The risk of concentrating investments in a limited number of issuers in a particular industry or geographic region is that a Fund will be more susceptible to market, economic, political, regulatory, and other conditions and risks associated with that industry or geographic region than a mutual fund that does not concentrate its investments and invests more broadly across industries and sectors.

Counterparty Risk

In general, a derivative contract typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of a security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative contract. Many of these derivative contracts will be privately negotiated in the OTC market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated OTC contract calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, a Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses by the Fund.

Currency Risk

The risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies, including foreign exchange forward contracts and other currency-related futures contracts. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from a Fund’s investments in securities denominated in a foreign currency or may widen existing losses. A Fund’s net currency positions may expose it to risks independent of its securities positions. Currency exchange rates may be particularly affected by the relative rates of inflation, interest rate levels, the balance of payments and the extent of governmental surpluses or deficits in such foreign countries and in the United States, all of which are in turn sensitive to the monetary, fiscal and trade policies pursued by the governments of such foreign countries, the United States and other countries important to international trade and finance. Governments may use a variety of techniques, such as intervention by their central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their respective currencies. They may also issue a new currency to replace an existing currency or alter the exchange rate or relative exchange characteristics by devaluation or revaluation of a currency. The liquidity and trading value of these foreign currencies could be affected by the actions of sovereign governments, which could change or interfere with theretofore freely determined currency valuation, fluctuations in response to other market forces and the movement of currencies across borders.

Debt Instruments Risk

Debt instruments are generally subject to credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates.

When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed- income securities go up. Derivatives related to debt instruments may be exposed to similar risks for individual securities, groups of securities or indices tracking multiple securities or markets. Both debt securities and debt-related derivative instruments may be exposed to one or more of the following risks:

●	Credit Risk. Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Funds’ investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Securities rated by the rating agencies in the four highest categories (Fitch, Inc. (“Fitch”) (AAA, AA, A, and BBB), Moody’s Investors Service, Inc. (“Moody’s”) (Aaa, Aa, A, and Baa), or S&P® Global Ratings (“S&P”) (AAA, AA, A, and BBB)) are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

●	Extension Risk. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the issuer (or obligor) more slowly than anticipated, causing the value of these securities to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

●	Interest Rate Risk. The yields for certain securities are susceptible in the short-term to fluctuations in interest rates, and the prices of such securities may decline when interest rates rise. Interest rate risk in general is the risk that prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. A Fund may decline in value or suffer losses if short-term or long-term interest rates rise sharply or otherwise change in a manner not anticipated by the Advisor and/or the Sub-Advisor, as appropriate. For such a Fund, the yields for equity securities of MLPs and certain Midstream Energy Infrastructure Companies are susceptible in the short-term to fluctuations in interest rates, and the prices of such equity securities may decline when interest rates rise.

The fixed-income securities market has been and may continue to be negatively affected by the COVID-19 pandemic. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes. Investors should note that following a period of interest rates near historical lows, the U.S. Federal Reserve Board (the “Fed”) has recently increased the federal funds rate and indicated it intends to further raise the federal funds rate in the future, which will likely cause interest rates to rise. Actions taken by the Fed or foreign central banks to stimulate or stabilize economic growth, such as interventions in currency markets, could cause high volatility in the market and may reduce liquidity for certain Fund investments, which could cause the value of a Fund’s investments and share price to decline. A Fund that invests in derivatives tied to fixed-income markets may be more substantially exposed to these risks than a Fund that does not invest in such derivatives. Increases in interest rates may lead to heightened Fund redemption activity, which may cause a Fund to lose value as a result of the costs that it incurs in turning over its portfolio and may lower its performance.

●	Prepayment Risk. Prepayment risk is the risk that certain debt securities with high interest rates will be prepaid by the issuer before they mature. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets that were prepaid. Prepayment reduces the yield to maturity and the average life of the security.

Depositary Receipts Risk

Depositary receipts are securities issued by banks and other financial institutions that represent interests in the stocks of foreign companies. They include, but are not limited to, American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts, Russian Depositary Certificates, Philippine Depositary Receipts, and Brazilian Depositary Receipts. Depositary receipts may be sponsored or unsponsored. Unsponsored depositary receipts are organized independently, without the cooperation of the issuer of the underlying securities. As a result, there may be less information available about the underlying issuer than there is about an issuer of sponsored depositary receipts and the prices may be more volatile than if such instruments were sponsored by the issuer. Investments in depositary receipts involve risks similar to those accompanying direct investments in foreign securities.

Derivatives Risk

A Fund may invest in derivatives, which are financial instruments whose value is based on the value of another security or index. These instruments include futures contracts, options, options on futures contracts, forward contracts, swap agreements, structured securities, when-issued and forward commitment securities, and similar instruments. Derivatives may also include customized baskets or options (which may incorporate other securities directly and also various derivatives including common stock, options, and futures) structured as agreed upon by a counterparty, as well as specially structured types of mortgage- and asset-backed securities whose value is linked to foreign currencies. A Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments, and certain derivatives may create a risk of loss greater than the amount invested.

Investing for hedging purposes or to increase a Fund’s return may result in certain additional transaction costs that may reduce the Fund’s performance. A Fund may use a variety of currency hedging techniques to attempt to hedge exchange rate risk or gain exposure to a particular currency. When used for hedging purposes, no assurance can be given that each derivative position will achieve a perfect correlation with the security or currency against which it is being hedged. Because the markets for certain derivative instruments are relatively new, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes and there can be no assurance that a particular derivative position will be available when sought by the Westwood or Salient Advisors (each an “Advisor” and together the “Advisors”) and/or the Sub-Advisor, as appropriate, or, if available, that such techniques will be utilized by the Advisors and/or the Sub-Advisor, as appropriate.

The market value of derivative instruments may be more volatile than that of other instruments, and each type of derivative instrument may have its own special risks, including the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates, and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. The value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indices they are designed to closely track. In this regard, a Fund may seek to achieve its investment objective, in part, by investing in derivatives that are designed to closely track the performance of an index on a daily basis. However, the overall investment strategies of the Fund are not generally designed or expected to produce returns that replicate the performance of the particular index, and the degree of variation could be substantial, particularly over longer periods. There are a number of factors that may prevent a Fund, or the derivatives or other strategies used by the Fund, from achieving desired correlation with an index, such as the impact of fees, expenses and transaction costs, the timing of pricing, and disruptions or illiquidity in the markets for derivative instruments or securities in which the Fund invests. These factors include the possibility that the Fund’s commodity derivatives positions may have different roll dates, reset dates or contract months than those specified in a particular commodity index. Privately negotiated derivatives may be modified or terminated only by mutual consent of the original parties and subject to agreement on individually negotiated terms. Therefore, it may not be possible for a Fund to modify, terminate, or offset the Fund’s obligations or the Fund’s exposure to the risks associated with a privately negotiated derivative prior to its scheduled termination date, which creates a possibility of increased volatility and/or decreased liquidity for the Fund.

Derivatives are subject to a number of other risks, including liquidity risk (the possibility that the derivative may be difficult to purchase or sell and the Advisors and/or the Sub-Advisor may be unable to initiate a transaction or liquidate a position at an advantageous time or price), leverage risk (the possibility that adverse changes in the value or level of the underlying asset, reference rate or index can result in loss of an amount substantially greater than the amount invested in the derivative), interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations), and counterparty risk (the risk that a counterparty may be unable to perform according to a contract, and that any deterioration in a counterparty’s creditworthiness could adversely affect the instrument). In addition, because derivative products are highly specialized, investment techniques and risk analyses employed with respect to investments in derivatives are different from those associated with stocks and bonds. Finally, a Fund’s use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments. Derivative instruments are also subject to the risk that the market value of an instrument will change to the detriment of a Fund. If the Advisors and/or the Sub-Advisor inaccurately forecast the values of securities, currencies or interest rates or other economic factors in using derivatives, a Fund might have been in a better position if it had not entered into the transaction at all. Some strategies involving derivative instruments can reduce the risk of loss, but they can also reduce the opportunity for gain or result in losses by offsetting favorable price movements in other investments held by a Fund. A Fund may also have to buy or sell a security at a disadvantageous time or price because regulations require funds to maintain offsetting positions or asset coverage in connection with certain derivatives transactions. Additional future regulation of derivatives may make derivatives more costly, may limit the availability or reduce the liquidity of derivatives, or may otherwise adversely affect the value or performance of derivatives.

Rule 18f-4, under the 1940 Act, regulates registered investment companies’ use of derivatives and certain related instruments. Rule 18f-4 requires certain funds that invest in derivative instruments beyond a specified limited amount (generally greater than 10% of a Fund’s net assets) to apply a value-at-risk based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. To the extent a Fund uses derivative instruments (excluding certain currency and interest rate hedging transactions) in a limited amount (up to 10% of a Fund’s net assets), it will not be subject to the full requirements of Rule 18f-4. Also, to the extent that a Fund enters into reverse repurchase agreements or similar financing transactions, the Fund may elect to either treat all of its reverse repurchase agreements or similar financing transactions as derivatives transactions for purposes of Rule 18f-4 or comply (with respect to reverse repurchase agreements or similar financing transactions) with the asset coverage requirements under Section 18 of the 1940 Act.

Forward and Futures Contracts

Forward contracts involve the purchase or sale of a specific quantity of a commodity, government security, foreign currency, or other financial instrument at the current or spot price, with delivery and settlement at a specified future date.

Because it is a completed contract, a purchase forward contract can be a cover for the sale of a futures contract. A Fund may enter into forward contracts for hedging purposes and non-hedging purposes (i.e., to increase returns). Forward contracts are transactions involving a fund’s obligation to purchase or sell a specific instrument at a future date at a specified price. A Fund may use forward contracts for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates, such as when the Fund’s Advisor and/or the Sub-Advisor, as appropriate, anticipates purchasing or selling a foreign security. For example, this technique would allow a Fund to “lock in” the U.S. dollar price of the security. Forward contracts may also be used to attempt to protect the value of a Fund’s existing holdings of foreign securities. There may be, however, an imperfect correlation between a Fund’s foreign securities holdings and the forward contracts entered into with respect to those holdings. Forward contracts may also be used for non-hedging purposes to pursue a Fund’s investment objectives, such as when the Advisor and/or the Sub-Advisor, as appropriate, anticipates that particular foreign currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in a Fund’s portfolio. There is no requirement that a Fund hedge all or any portion of its exposure to foreign currency risks.

The successful use of forward and futures contracts draws upon the Advisors’ and/or the Sub-Advisor’s, as appropriate, skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of forward and futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by a Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Advisor’s and/or the Sub-Advisor’s, as appropriate inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if a Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and a Fund may have to sell securities at a time when it may be disadvantageous to do so.

Options and Options on Futures

An option is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Investments in options are considered speculative. A Fund may buy and write (sell) covered and uncovered put and call options on futures contracts and securities that are traded on U.S. and foreign securities exchanges and in OTC markets. With respect to its investments in options on securities, a Fund may write and buy options on the same types of securities or instruments that a Fund may purchase directly. It may also utilize options contracts that can be exercised at any time between the time of purchase and the expiration date and options contracts that can be exercised only on the expiration date. With respect to a Fund’s use of put and call options on futures contracts, a Fund is given the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. With all options transactions, securities will be segregated to cover applicable margin requirements on the contracts. Depending on the pricing of the option compared to either the price of the security or futures contract upon which it is based, ownership of the option may or may not be less risky than ownership of the security, futures contract or underlying instrument.

Swap Agreements

A Fund may enter into equity, interest rate, index, currency rate, and other types of swap agreements in an attempt to obtain a particular return without the need to actually purchase the reference asset. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund’s exposure to long-term or short-term interest rates (in the U.S. or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices, baskets of securities, or inflation rates.

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index.

An option on a swap agreement, also called a “swaption,” is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium.” A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

Structured Securities

Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (each, a “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may present a greater degree of market risk than other types of fixed-income securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities.

When-Issued and Forward Commitment Securities

A Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to hedge against anticipated changes in interest rates and prices or for speculative purposes. These transactions involve a commitment by a Fund to purchase or sell securities at a future date (ordinarily at least one or two months later). The price of the underlying securities, which is generally expressed in terms of yield, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to a Fund. When-issued securities and forward commitments may be sold prior to the settlement date. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. There is a risk that securities purchased on a when-issued basis may not be delivered and that the purchaser of securities sold by a Fund on a forward basis will not honor its purchase obligation. In such cases, the Fund may incur a loss.

Derivatives with Respect to High Yield and Other Indebtedness

In addition to the credit risks associated with holding high yield debt securities, with respect to derivatives involving high yield and other debt, a Fund usually will have a contractual relationship only with the counterparty of the derivative, and not with the issuer of the indebtedness. A Fund generally will have no right to directly enforce compliance by the issuer with the terms of the derivative nor any rights of set-off against the issuer, nor have any voting rights with respect to the indebtedness. A Fund will not directly benefit from the collateral supporting the underlying indebtedness and will not have the benefit of the remedies that would normally be available to a holder of the indebtedness. In addition, in the event of the insolvency of the counterparty to the derivative, a Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying indebtedness. Consequently, the Fund will be subject to the credit risk of the counterparty as well as that of the issuer of the indebtedness. As a result, concentrations of such derivatives in any one counterparty subject a Fund to an additional degree of risk with respect to defaults by such counterparty as well as by the issuer of the underlying indebtedness.

The SAI provides additional information on the types of derivative instruments in which a Fund may invest and their associated risks.

Emerging Market Risk

A Fund may invest in emerging market securities. Emerging market securities may offer greater investment value, but they may present greater investment risks than investing in the securities of companies in developed markets. Emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties, and extreme poverty and unemployment. In addition, investments in emerging market and frontier market securities are subject to the following risks:

●	Greater likelihood of economic, political or social instability;

●	Less liquid and more volatile stock markets;

●	Lower trading volume of markets;

●	Greater possibility of expropriation, nationalization, confiscatory taxation or foreign exchange controls;

●	Governmental restrictions on currency conversion or trading;

●	Difficulties in accurately valuing emerging market securities or selling them at their fair value, especially in down markets;

●	Greater possibility of imposition of international sanctions or embargoes on emerging market countries;

●	A lack of government regulation and different legal systems, which may result in difficulty in enforcing judgments;

●	The contagious effect of market or economic setbacks in one country on another emerging market country;

●	Immature economic structures;

●	The availability of less information about emerging market companies because of less rigorous accounting and regulatory standards; and

●	Less ability of emerging market companies to restructure or refinance borrowings.

Equity Securities Risk

A Fund may invest in equity securities, which include common, preferred, and convertible preferred stocks and securities with values that are tied to the price of stocks, such as rights, warrants, and convertible debt securities. Common and preferred stocks represent equity ownership in a company. The price of equity securities can fluctuate, at times dramatically, based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by a Fund could decline if the financial condition of the companies decline or if overall market and economic conditions deteriorate. Many factors affect an individual company’s performance, such as the strength of its management or the demand for its product or services, and a company’s performance may also be impacted by developments affecting the particular issuer or its industry or geographic sector. As a result, individual companies may not perform as anticipated. Furthermore, stock markets in which a Fund invests may experience periods of turbulence and instability and domestic and global economies may go through periods of decline and change, which may negatively impact the price of equity securities.

A Fund may invest in securities of varying market capitalizations. Investments in high quality or “blue chip” equity securities or securities of established companies with large market capitalizations, like those with small market capitalizations, can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to changes in the marketplace.

Convertible securities, like fixed-income securities, tend to increase in value when interest rates decline and decrease in value when interest rates increase and may also be affected by changes in the value of the underlying common stock into which the securities may be converted. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates and more volatile than convertible securities with shorter maturities. In addition, issuers of convertible securities that pay fixed interest and dividends may default on interest or principal payments, and an issuer may have the right to buy back certain convertible securities at a time and a price that is unfavorable to a Fund.

Exchange-Traded Funds (“ETFs”) Risk

Because a Fund invests in exchange-traded funds (“ETFs”) and in options on ETFs, the Fund is exposed to the risks associated with the securities and other investments held by such ETFs. The value of any investment in an ETF will fluctuate according to the performance of that ETF. In addition, the Fund will indirectly bear a proportionate share of expenses, including any management fees, paid by each ETF in which the Fund invests. Such expenses are in addition to the operating expenses of the Fund, which are borne directly by shareholders of the Fund. Further, individual shares of an ETF may be purchased and sold only on a national securities exchange through a broker-dealer. Lack of liquidity in an ETF could result in the ETF being more volatile than its underlying securities. The price of such shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The market price of an ETF’s shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. The bid-ask spread often increases significantly during times of market disruption, which means that, to the extent that the Fund invests directly in an ETF, the shares of that ETF may trade at a greater discount at a time when the Fund wishes to sell its shares. Additionally, a shareholder may indirectly bear brokerage costs incurred by a Fund that purchases ETFs.

Under the 1940 Act, as amended (the “1940 Act”), a Fund is subject to restrictions that may limit the amount of any particular ETF that the Fund may own. However, a Fund may invest in accordance with Rule 12d1-4 under the 1940 Act, which permits funds to invest in shares of ETFs and other investment companies beyond the general limitations imposed by the 1940 Act, subject to certain conditions. To the extent the Fund relies on Rule 12d1-4 to invest in ETFs, the risks described above may be greater than if the Fund limited its investment in an ETF in accordance with the limitations imposed by the 1940 Act without relying on Rule 12d1-4.

Exchange-Traded Notes (“ETNs”) Risk

The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying market, changes in applicable interest rates, and changes in the issuer’s credit rating. A Fund that invests in ETNs will bear its proportionate share of any fees and expenses associated with investment in such securities, which will reduce the amount of return on investment at maturity or redemption. There may be restrictions on a Fund’s right to redeem its investment in an ETN meant to be held to maturity. There are no periodic interest payments for ETNs and principal is not protected. It may be difficult for a Fund to sell its ETN holdings due to limited availability of a secondary market.

Foreign Securities Risk

A Fund’s investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. The specific risks of investing in foreign securities, among others, include:

●	Currency Risk: The risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Funds’ investments in securities denominated in a foreign currency or may widen existing losses. To the extent that a Fund is invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. A Fund’s net currency positions may expose it to risks independent of its securities positions.

●	Geographic Risk: If a Fund concentrates its investments in issuers located or doing business in any country or region, factors adversely affecting that country or region will affect the Fund’s net asset value more than would be the case if the Fund had made more geographically diverse investments. The economies and financial markets of certain regions, such as Latin America or Asia, can be highly interdependent and decline all at the same time.

●	Political/Economic Risk: Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on a Fund’s foreign investments, potentially including expropriation and nationalization, confiscatory taxation, and the potential difficulty of repatriating funds to the United States.

●	Regulatory Risk: Issuers of foreign securities and foreign securities markets are generally not subject to the same degree of regulation as are U.S. issuers and U.S. securities markets. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.

●	Transaction Costs Risk: The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.

●	Use of Foreign Currency Forward Agreements: Foreign currency forward prices are influenced by, among other things, changes in balances of payments and trade, domestic and international rates of inflation, international trade restrictions and currency devaluations and revaluations. Investments in currency forward contracts may cause a Fund to maintain net short positions in any currency, including home country currency. In other words, the total value of short exposure to such currency (such as short spot and forward positions in such currency) may exceed the total value of long exposure to such currency (such as long individual equity positions, long spot and forward positions in such currency).

Hedging Risk

A Fund’s hedging activities, although designed to help offset negative movements in the markets for the Fund’s investments, will not always be successful. Moreover, hedging can cause a Fund to lose money and can reduce the opportunity for gain. Among other things, these negative effects can occur if the market moves in a direction that a Fund’s Advisor and/or the Sub-Advisor, as appropriate, does not expect or if a Fund cannot close out its position in a hedging instrument.

Investment in Money Market Mutual Funds Risk

The Fund invests in money market mutual funds. While government money market funds seek to transact at a $1.00 per share stable net asset value, certain other money market funds transact at a fluctuating net asset value, and it is possible to lose money by investing in money market funds. Further, money market funds may impose discretionary or mandatory liquidity fees upon redemption. Investments in money market funds are not insured or guaranteed by the FDIC or any other government agency.

Large-Capitalization Stocks Risk

The large capitalization companies in which the Fund invests may lag the performance of smaller capitalization companies because large capitalization companies may experience slower rates of growth than smaller capitalization companies and may not respond as quickly to market changes and opportunities.

Leverage Risk

If a Fund makes investments in futures contracts, forward currency contracts and other derivative instruments, the futures contracts and certain other derivatives provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If a Fund uses leverage through activities such as borrowing, entering into short sales, purchasing securities on margin or on a “when-issued” basis or purchasing derivative instruments in an effort to increase its returns, the Fund has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the net assets of the Fund. The net asset value of a Fund when employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires a Fund to pay interest. A Fund may also be required to pay fees in connection with borrowings (such as loan syndication fees or commitment and administrative fees in connection with a line of credit) and it might be required to maintain minimum average balances with a bank lender, either of which would increase the cost of borrowing over the stated interest rate.

Liquidity Risk

Certain securities may trade less frequently than those of larger companies due to their smaller capitalizations. In the event certain securities experience limited trading volumes, the prices may display abrupt or erratic movements at times. Additionally, it may be more difficult for a Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to dispose of at a fair price at the times when a Fund’s Advisor and/or the Sub-Advisor, as appropriate, believes it is desirable to do so. A Fund’s investment in securities that are less actively traded or over time experience decreased trading volume may restrict its ability to take advantage of other market opportunities or to dispose of securities. This also may affect adversely the Fund’s ability to make dividend distributions.

Lower-Rated Debt Securities (“Junk Bonds”) Risk

Securities rated below investment grade and comparable unrated securities are often referred to as “high yield” or “junk” bonds. Investing in lower-rated securities involves special risks in addition to the risks associated with investments in higher-rated debt securities, including a high degree of credit risk, and to the extent a Fund concentrates its investments in junk bonds, such Fund may be subject to substantial credit risk. Although they may offer higher yields than higher-rated securities, high-risk, lower-rated debt securities, and comparable unrated debt securities generally involve greater volatility of price and risk of loss of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities, which could substantially adversely affect the market value of the security. Issuers of junk bonds may be more susceptible than other issuers to economic downturns, periods of rising interest rates or individual corporate developments, which could adversely affect the value and market for these securities. In particular, lower-rated and comparable unrated debt securities are often issued by smaller, less creditworthy companies or by highly levered (indebted) companies, which are generally less able than more financially stable companies to make scheduled payments of interest and principal. In addition, the markets in which lower-rated and comparable unrated debt securities are traded are more limited than those in which higher-rated securities are traded. The existence of limited markets for particular securities may diminish a Fund’s ability to sell the securities at fair value either to meet redemption requests or to respond to a specific economic event such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain lower-rated or unrated debt securities may also make it more difficult for a Fund to obtain accurate market quotations for the purposes of valuing its portfolios.

Analysis of the creditworthiness of issuers of lower-rated debt securities may be more complex than for issuers of higher-rated securities, and the ability of a Fund to achieve its investment objective may, to the extent of investment in lower-rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher-rated securities. The use of credit ratings as the sole method of evaluating lower-rated securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of lower-rated securities. In addition, credit quality in the high yield bond market can change suddenly and unexpectedly, and credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was most recently rated. As a result, even recently issued credit ratings may not fully reflect the actual risks of a particular high yield bond. A Fund’s Advisor and/or the Sub-Advisor, as appropriate, may or may not rely solely on ratings issued by established credit rating agencies, and may utilize these ratings in conjunction with their own independent and ongoing credit analysis.

Manager Risk

If a Fund’s portfolio managers make poor investment decisions, it will negatively affect the Fund’s investment performance.

Market Events Risk

Events in certain sectors historically have resulted, and may in the future result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. Interconnected global economies and financial markets increase the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Both domestic and foreign equity markets have experienced increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

In addition, relatively high market volatility and reduced liquidity in credit and fixed-income markets may negatively affect many issuers worldwide. Actions taken by the Fed or foreign central banks to stimulate or stabilize economic growth, such as interventions in currency markets, could cause high volatility in the equity and fixed-income markets. Reduced liquidity may result in less money being available to purchase raw materials, goods, and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging-market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their securities prices.

In addition, while interest rates had been historically low in recent years in the United States and abroad, the Fed has recently increased the federal funds rate and any decision by the Fed to further adjust the target federal funds rate in the future, among other factors, could cause markets to experience continuing high volatility. A significant increase in interest rates may cause a decline in the market for equity securities. Also, regulators have expressed concern that rate increases may contribute to price volatility. These events and the possible resulting market volatility may have an adverse effect on the Fund.

Political turmoil within the United States and abroad may also impact the Fund. Although the U.S. Government has honored its credit obligations, it remains possible that the United States could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Fund’s investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. In recent years, the U.S. renegotiated many of its global trade relationships and has imposed or threatened to impose significant import tariffs. These actions could lead to price volatility and overall declines in U.S. and global investment markets.

Uncertainties surrounding the sovereign debt of a number of European Union (“EU”) countries and the viability of the EU have disrupted and may in the future disrupt markets in the United States and around the world. If one or more countries leave the EU or the EU dissolves, the world’s securities markets likely will be significantly disrupted. On January 31, 2020, the United Kingdom (“UK”) withdrew from the European Union (“EU”) (commonly referred to as Brexit). An agreement between the UK and the EU governing their future trade relationship became effective January 1, 2021. Brexit has resulted in volatility in European and global markets and could have potentially significant negative long-term impacts on financial markets in the UK and throughout Europe. There remains significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes are difficult to predict. This long-term uncertainty may affect other countries in the EU and elsewhere, and may cause volatility within the EU, triggering prolonged economic downturns in certain European countries. In addition, Brexit may create additional and substantial economic stresses for the UK, including a contraction of the UK economy and price volatility in UK stocks, decreased trade, capital outflows, devaluation of the British pound, wider corporate bond spreads due to uncertainty, and declines in business and consumer spending as well as foreign direct investment. Brexit may also adversely affect UK-based financial firms that have counterparties in the EU or participate in market infrastructure (trading venues, clearing houses, settlement facilities) based in the EU.

A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect Fund performance. For example, the COVID-19 pandemic resulted and may continue to result in significant disruptions to global business activity and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. The impact of a health crisis and other epidemics and pandemics that may arise in the future, could affect the global economy in ways that cannot necessarily be foreseen at the present time. A health crisis may exacerbate other pre-existing political, social and economic risks. Any such impact could adversely affect the Fund’s performance, resulting in losses to your investment.

The United States has responded to the COVID-19 pandemic and resulting economic distress with fiscal and monetary stimulus packages. In late March 2020, the government passed the Coronavirus Aid, Relief, and Economic Security Act, a stimulus package providing for over $2.2 trillion in resources to small businesses, state and local governments, and individuals that have been adversely impacted by the pandemic. In late December 2020, the government also passed a spending bill that included $900 billion in stimulus relief for the COVID-19 pandemic. Further, in March 2021, the government passed the American Rescue Plan Act of 2021, a $1.9 trillion stimulus bill to accelerate the United States’ recovery from the economic and health effects of the COVID-19 pandemic. In addition, in mid-March 2020 the Fed cut interest rates to historically low levels and promised unlimited and open-ended quantitative easing, including purchases of corporate and municipal government bonds. The Fed also enacted various programs to support liquidity operations and funding in the financial markets, including expanding its reverse repurchase agreement operations, adding $1.5 trillion of liquidity to the banking system, establishing swap lines with other major central banks to provide dollar funding, establishing a program to support money market funds, easing various bank capital buffers, providing funding backstops for businesses to provide bridging loans for up to four years, and providing funding to help credit flow in asset-backed securities markets.

As the Fed “tapers” or reduces the amount of securities it purchases pursuant to quantitative easing, and/or if the Fed continues to raise the Fed funds rate, there is a risk that interest rates will continue to rise, which could expose fixed-income and related markets to heightened volatility and could cause the value of a Fund’s investments, and the Fund’s net asset value (NAV), to decline, potentially suddenly and significantly. As a result, the Fund may experience high redemptions and, as a result, increased portfolio turnover, which could increase the costs that the Fund incurs and may negatively impact the Fund’s performance.

Political and military events, including in Ukraine, North Korea, Venezuela, Iran, Syria, and other areas of the Middle East, and nationalist unrest in Europe and South America, also may cause market disruptions. As a result of continued political tensions and armed conflicts, including the Russian invasion of Ukraine commencing in February 2022, the United States and the EU, along with the regulatory bodies of a number of countries, have imposed economic sanctions on certain Russian corporate entities and individuals, and certain sectors of Russia’s economy, which may result in, among other things, the continued devaluation of Russian currency, a downgrade in the country’s credit rating, and/or a decline in the value and liquidity of Russian securities, property or interests. These sanctions could also result in the immediate freeze of Russian securities and/or funds invested in prohibited assets, impairing the ability of a Fund to buy, sell, receive or deliver those securities and/or assets. These sanctions or the threat of additional sanctions could also result in Russia taking counter measures or retaliatory actions, which may further impair the value and liquidity of Russian securities. The United States and other nations or international organizations may also impose additional economic sanctions or take other actions that may adversely affect Russia-exposed issuers and companies in various sectors of the Russian economy. Any or all of these potential results could lead Russia’s economy into a recession. Economic sanctions and other actions against Russian institutions, companies, and individuals resulting from the ongoing conflict may also have a substantial negative impact on other economies and securities markets both regionally and globally, as well as on companies with operations in the conflict region, the extent to which is unknown at this time.

In addition, there is a risk that the prices of goods and services in the United States and many foreign economies may decline over time, known as deflation. Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse. Further, there is a risk that the present value of assets or income from investments will be less in the future, known as inflation. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy, and a Fund’s investments may be affected, which may reduce a Fund’s performance. Further, inflation may lead to a rise in interest rates, which may negatively affect the value of debt instruments held by the Fund, resulting in a negative impact on a Fund’s performance. Generally, securities issued in emerging markets are subject to a greater risk of inflationary or deflationary forces, and more developed markets are better able to use monetary policy to normalize markets.

Market Risk

Market risk is the risk that the markets on which a Fund’s investments trade will increase or decrease in value. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in a Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

In addition, the Funds may rely on various third-party sources to calculate their respective net asset values. As a result, the Funds are subject to certain operational risks associated with reliance on service providers and service providers’ data sources. In particular, errors or systems failures and other technological issues may adversely impact the Funds’ calculations of their net asset values, and such net asset value calculation issues may result in inaccurately calculated net asset values, delays in net asset value calculation and/or the inability to calculate net asset values over extended periods. The Funds may be unable to recover any losses associated with such failures.

Master Limited Partnerships (“MLPs”) Risk

Investments in the debt and equity securities of MLPs involve risks that differ from investments in the debt and equity securities of corporate issuers, including risks related to limited control and limited rights to vote on matters affecting the partnership, risks related to potential conflicts of interest between the partnership and its general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unitholders to sell their common units at an undesirable time or price. The Funds and their shareholders are not eligible for a tax deduction based on income received from MLPs that is available to individuals who invest directly in MLPs.

Investing in MLPs also involves certain other risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles, such as adverse economic conditions, changes in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs or a shift in consumer demand or public attitudes toward fossil fuels. A Fund’s investment in MLPs may result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the MLP’s operating expenses in addition to paying Fund expenses.

Model and Data Risk

Given the complexity of the investments and strategies of the Funds, a Fund’s Advisor and/or the Sub-Advisor, as appropriate, rely heavily on quantitative models (both proprietary models developed by the Advisor and/or Sub-Advisor, and those supplied by third-party vendors) and information and data supplied by third-party vendors (“Models and Data”). Models and Data are used to construct sets of transactions and investments and to provide risk management insights.

When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Funds to potential risks. The success of relying on such models may depend on the accuracy and reliability of historical data supplied by third-party vendors.

All models rely on correct market data inputs. If incorrect market data is entered into even a well-founded model, the resulting information will be incorrect. However, even if market data is input correctly, “model prices” will often differ substantially from market prices, especially for securities with complex characteristics, such as derivative securities.

Mortgage-Related and Other Asset-Backed Securities Risk

A mortgage-backed security, which represents an interest in a pool of assets such as mortgage loans, will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

Mortgage-backed securities are subject to extension risk, which is the risk that a Fund that holds mortgage-backed securities may exhibit additional volatility during periods of rising interest rates. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. In addition, mortgage-backed securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because a Fund will have to reinvest that money at the lower prevailing interest rates.

A Fund’s investments in asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Asset-backed securities present credit risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, a Fund will be unable to possess and sell the underlying collateral and that a Fund’s recoveries on repossessed collateral may not be available to support payments on the security. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

The mortgage-backed securities market has been and may continue to be negatively affected by the COVID-19 pandemic. The U.S. Government, its agencies or its instrumentalities may implement initiatives in response to the economic impacts of the COVID-19 pandemic applicable to federally backed mortgage loans. These initiatives could involve forbearance of mortgage payments or suspension or restrictions of foreclosures and evictions. A Fund cannot predict with certainty the extent to which such initiatives or the economic effects of the pandemic generally may affect rates of prepayment or default or adversely impact the value of a Fund’s investments in securities in the mortgage industry as a whole.

Overseas Exchanges Risk

A Fund may engage in transactions on a number of overseas stock exchanges. Market practices relating to clearance and settlement of securities transactions and custody of assets can potentially pose an increased risk to a Fund and may involve delays in obtaining accurate information on the value of securities (which may, as a result, affect the calculation of a Fund’s net asset value per share).

A Fund may engage in transactions in the stock markets of emerging market countries. Emerging market country stock markets, in general, are less liquid, smaller, and less regulated than many of the developed country stock markets. Purchases and sales of investments may take longer than would otherwise be expected on developed stock markets and transactions may need to be conducted at unfavorable prices.

Portfolio Turnover Risk

A Fund is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A higher turnover rate (100% or more) will involve correspondingly greater transaction costs (such as brokerage commissions or markups or markdowns), which will be borne directly by a Fund, may have an adverse impact on performance, and may increase the potential for more taxable distributions being paid to shareholders, including short-term capital gains that are taxed at ordinary income rates. A Fund’s portfolio turnover rate will vary from year to year.

Real Estate Securities and REITs Risk

A Fund that concentrates its investments in opportunities in the real estate industry or otherwise invests in real estate-related securities has certain risks associated with investments in entities focused on real estate activities.

Real estate investment trusts or “REITs” are issuers that invest in interests in real estate, including mortgages. Investing in REITs may subject a Fund to risks similar to those associated with the direct ownership of real estate, including fluctuations in the value of underlying properties and defaults by borrowers or tenants. REITs may not be diversified and are subject to heavy cash flow dependency and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass through of income under the Internal Revenue Code of 1986, as amended (the “Code”), and failing to maintain their exemptions from registration under the 1940 Act. REITs may have limited financial resources, trade less frequently and in a limited volume, and be subject to more abrupt or erratic price movements than more widely held securities. In addition, the organizational documents of a REIT may give the REIT’s sponsors the ability to control the operation of the REIT even though another person or entity could own a majority of the interests of the REIT. These REIT structures may also contain provisions which would delay or make a change in control of the REIT difficult.

Real estate values can fluctuate as a result of general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhood values, changes in the appeal of properties to tenants, increases in interest rates, and defaults by borrowers or tenants. The value of equities that service the real estate business sector may also be affected by such risks.

Securities of companies in the real estate industry have been and may continue to be negatively affected by the COVID-19 pandemic. Potential impacts on the real estate market may include lower occupancy rates, decreased lease payments, defaults and foreclosures, among other consequences. These impacts could adversely affect corporate borrowers and mortgage lenders, the value of mortgage-backed securities, the bonds of municipalities that depend on tax revenues and tourist dollars generated by such properties, and insurers of the property and/or of corporate, municipal or mortgage-backed securities. It is not known how long such impacts, or any future impacts of other significant events, will last.

Restricted and Illiquid Securities Risk

Certain securities generally trade in lower volume and may be less liquid than securities of large established companies. These less liquid securities could include securities of small- and mid-sized non-U.S. companies, high-yield securities, convertible securities, unrated debt and convertible securities, securities that originate from small offerings, and foreign securities, particularly those from companies in emerging markets. If a security is illiquid, a Fund may not be able to sell the security at a time and/or price at which the Advisor and/or the Sub-Advisor, as appropriate, might wish to sell, which means that the Fund could lose money. In addition, the security could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount a Fund could realize upon disposition.

Restricted securities are securities that are subject to legal or contractual restrictions on resale and include equity or fixed-income securities of U.S. and non-U.S. issuers that are issued through private offerings without registration with the SEC, including offerings outside the United States. Restricted securities may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Short Sale Risk

A Fund may take a short position in a derivative instrument, such as a future, forward or swap. A short position on a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument. Each Fund may also from time to time sell securities short, which involves borrowing and selling a security and covering such borrowed security through a later purchase. A short sale creates the risk of an unlimited loss, in that the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase. A Fund must set aside “cover” for short sales to comply with applicable SEC positions under the 1940 Act. A Fund may not be able to close out a short position at an acceptable time or price because it has to borrow the securities to effect the short sale and, if the lender demands that the securities be returned, the Fund must deliver them promptly, either by borrowing from another lender or buying the securities in the open market. If this occurs at the same time other short sellers are trying to borrow or buy in the securities or the price of the security is otherwise rising, a “short squeeze” could occur, causing the security’s price to rise and making it more likely that a Fund will have to cover its short position at an unfavorable price. Because of the leveraging aspect of short selling (i.e., borrowing securities for the purpose of selling them to another party), adverse changes in the value of securities sold short can result in losses greater than the proceeds obtained by a Fund in the short sale, and may cause a Fund’s share price to be volatile. In rising securities markets, a Fund’s risk of loss related to short selling will be greater than in declining securities markets. Over time, securities markets have risen more often than they have declined.

Short sales are subject to special tax rules that will impact the character of gains and losses realized and affect the timing of income recognition.

Small and Medium Capitalization Stocks Risk

Smaller companies may offer greater investment value, but they may present greater investment risks than investing in the securities of large companies. These risks include greater price volatility, greater sensitivity to changing economic conditions, and less liquidity than the securities of larger, more mature companies. Smaller companies can also have limited product lines, markets or financial resources and may not have sufficient management strength. Small capitalization stocks may be traded OTC or listed on an exchange.

Sub-Advisor Risk

A sub-advised Fund is subject to management risk because it relies on the Sub-Advisor’s ability to pursue the Fund’s objective. The Sub-Advisor will apply investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that these will produce the desired results.

Swap Agreements Risk

Swap agreements involve the risk that the party with whom a fund has entered into the swap will default on its obligation to pay the fund and the risk that the fund will not be able to meet its obligations to pay the other party to the agreement.

Tax Risk

The federal income tax treatment of the complex securities in which a Fund may invest may not be clear or may be subject to recharacterization by the Internal Revenue Service (“IRS”). It could be more difficult to comply with the tax requirements applicable to regulated investment companies if the tax characterization of investments or the tax treatment of the income from such investments were successfully challenged by the IRS. If the tax characterization of a Fund’s investments, or the tax treatment of income from such investments, were successfully challenged by the IRS, the Fund may have to alter its investment strategy to remain compliant with the rules applicable to regulated investment companies. If a Fund were to fail to comply with such rules, the Fund’s taxable income would be subject to tax at the Fund level at regular corporate tax rates (without reduction for distributions to shareholders) and to a further tax at the shareholder level when such income is distributed. In addition, a Fund’s use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.

Tax Risk (Westwood Broadmark Tactical Plus Fund)

The federal income tax treatment of the complex securities in which the Fund may invest may not be clear or may be subject to recharacterization by the IRS. It could be more difficult to comply with the tax requirements applicable to regulated investment companies if the tax characterization of investments or the tax treatment of the income from such investments were successfully challenged by the IRS. If the tax characterization of the Fund’s investments, or the tax treatment of income from such investments, were successfully challenged by the IRS, the Fund may have to alter its investment strategy to remain compliant with the rules applicable to regulated investment companies. If the Fund were to fail to comply with such rules, the Fund’s taxable income would be subject to tax at the Fund level at regular corporate tax rates (without reduction for distributions to shareholders) and to a further tax at the shareholder level when such income is distributed. In addition, the Fund’s use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.

U.S. Government Securities Risk

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. Certain of the government agency securities the Fund may purchase are backed only by the credit of the government agency and not by full faith and credit of the United States.

Volatility Risk

Each Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause a Fund’s net asset value per share to experience significant appreciations or decreases in value over short periods of time.

Management of the Funds

Board of Trustees Oversight

Ultimus Managers Trust’s (the “Trust”) Board of Trustees’ (the “Board”) primary responsibility is oversight of the management of each Fund for the benefit of its shareholders, not day-to-day management. The Board authorizes the Trust to enter into service agreements with the Advisors and other service providers in order to provide necessary or desirable services on behalf of the Trust and the Funds. The Board (or the Trust and its officers, service providers or other delegates acting under authority of the Board) may amend or use a new prospectus, summary prospectus, or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret or amend the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment restrictions) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI. More information about the Board and its governance processes is included in the Management of the Funds section of the Funds’ SAI.

Investment Advisors

Westwood Management Corp., a New York corporation formed in 1983 (“Westwood” or an “Advisor”), serves as investment advisor to the Westwood Global Real Estate Fund, Westwood Real Estate Income Fund, Westwood Broadmark Tactical Growth Fund, and other registered investment companies. Westwood’s principal place of business is located at 200 Crescent Court, Suite 1200, Dallas, Texas 75201. Westwood is a wholly owned subsidiary of Westwood Holdings Group, Inc., an institutional asset management company (“Westwood Holdings”). As of December 31, 2023, Westwood had approximately $16.6 billion of assets under management. Additional information about Westwood can be found in the Funds’ SAI. Westwood makes investment decisions for the Westwood Global Real Estate Fund and Westwood Real Estate Income Fund and continuously reviews, supervises and administers the investment programs of the Westwood Global Real Estate Fund, Westwood Real Estate Income Fund, and Westwood Broadmark Tactical Growth Fund. Westwood also supervises the activities of the Sub-Advisor, where applicable, and has the authority to engage the services of different sub-advisors with the approval of the Board and each Fund’s shareholders. Westwood is a registered investment advisor.

Salient Advisors, L.P. (“Salient Advisors” or an “Advisor” and together with Westwood, the “Advisors”) serves as investment advisor to the Westwood Broadmark Tactical Plus Fund. Salient Advisors supervises the activities of the Sub-Advisor and has the authority to engage the services of different sub-advisors with the approval of the Board and the Fund’s shareholders. Salient Advisors is located at 200 Crescent Court, Suite 1200, Dallas, Texas, 75201. In connection with the Reorganization and Westwood Holdings’ acquisition of certain assets from Salient Partners, L.P. (“Salient”), Salient Advisors became a wholly owned subsidiary of Westwood Holdings. As of December 31, 2023, Salient Advisors had approximately $75.2 million of assets under management. Salient Advisors is a registered investment advisor, is registered with the Commodity Futures Trading Commission (the “CFTC”) as a commodity pool operator and commodity trading advisor, and is a member of the National Futures Association (the “NFA”).

Each Advisor has the authority to manage the Funds in accordance with the investment objectives, policies, and restrictions of the Funds, subject to general supervision of the Board. Westwood directly manages the assets of the Westwood Global Real Estate Fund and Westwood Real Estate Income Fund without the use of a sub-advisor. The Advisors have delegated this authority to Broadmark Asset Management LLC (“Broadmark” or the “Sub-Advisor”) as sub-advisor for the Westwood Broadmark Tactical Growth and Broadmark Tactical Plus Funds. The Advisors also provide the Funds with ongoing management supervision and policy direction. The Advisors are also responsible for overseeing the Sub-Advisor’s management of the Westwood Broadmark Tactical Growth Fund’s and the Westwood Broadmark Tactical Plus Fund’s assets.

In addition to selecting the sub-advisor and, where applicable, allocating the Funds’ assets, The Advisors are responsible for monitoring and coordinating the overall management of the Funds. The Advisors review each Fund’s portfolio holdings and evaluates the ongoing performance of the Sub-Advisor.

Prior to the Reorganization, Forward Management, LLC d/b/a Salient (“Salient Management”) served as investment advisor to the Salient Global Real Estate Fund, Salient Select Income Fund and Salient Tactical Growth Fund; and Salient Advisors, L.P. (“Salient Advisors”) served as investment advisor to the Salient Tactical Plus Fund.

Management Fees

For its services to the Funds, the Advisors are entitled to a management fee, which is calculated daily and paid monthly, at an annual rate based on the average daily net assets of the applicable Fund, as set forth below:

Fund	Advisor	Advisory Fee
Westwood Global Real Estate Fund	Westwood	0.70%*
Westwood Real Estate Income Fund	Westwood	0.70%*
Westwood Broadmark Tactical Growth Fund	Westwood	1.10%
Westwood Broadmark Tactical Plus Fund	Salient Advisors	1.40%

*	The Board approved an amendment to the Investment Advisory Agreement between the Trust, on behalf of the Westwood Global Real Estate Fund and the Westwood Real Estate Income Fund, and the Advisor to reduce the management fees payable by the Funds from 0.95% to 0.70% of the average daily net assets of each of the Funds, effective May 1, 2023.

Fee Waivers and Expense Limitations

Westwood Global Real Estate Fund

Westwood has contractually agreed to reduce its fees and reimburse expenses of the Fund in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, borrowing expenses such as dividend and interest expenses on securities sold short, acquired fund fees and expenses, costs to organize the Fund, other expenditures which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding the amounts listed in the table below, as a percentage of the average daily net assets of the Fund. Effective May 1, 2023, the Advisor lowered the Fund’s management fee from 0.95% to 0.70%. Prior to May 1, 2023, the Advisor had been waiving its management fee from 0.95% to 0.70%.

Institutional Shares	1.10%
A Class Shares	1.50%
C Class Shares	2.05%

Westwood Real Estate Income Fund

Westwood has contractually agreed to reduce its fees and reimburse expenses of the Fund in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, borrowing expenses such as dividend and interest expenses on securities sold short, acquired fund fees and expenses, costs to organize the Fund, other expenditures which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding the amounts listed in the table below, as a percentage of the average daily net assets of the Fund. Effective May 1, 2023, the Advisor lowered the Fund’s management fee from 0.95% to 0.70%. Prior to May 1, 2023, the Advisor had been waiving its management fee from 0.95% to 0.70%.

Institutional Shares	1.10%
A Class Shares	1.50%
C Class Shares	2.05%

Westwood Broadmark Tactical Plus Fund

Salient Advisors has contractually agreed to reduce its fees and reimburse expenses of the Westwood Broadmark Tactical Plus Fund in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, borrowing expenses such as dividend and interest expenses on securities sold short, acquired fund fees and expenses, costs to organize the Fund, other expenditures which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding the amounts listed in the table below, as a percentage of the average daily net assets of the Fund.

Institutional Shares	1.35%
A Class Shares	1.60%
C Class Shares	2.35%
F Class Shares	1.04%

Unless terminated earlier by the Board, the above contractual fees and expenses reimbursement agreements shall continue in effect until, but may be terminated by the Advisor effective, at the close of business, on April 30, 2025.

Each Advisor may receive from a share class of a Fund the difference between the share class’s total annual Fund operating expenses (not including excluded expenses) and the share class’s expense cap to recoup all or a portion of its prior fee reductions or expense reimbursements (other than management fee waivers pursuant to the Management Fee Waiver Agreement for the Westwood Global Real Estate Fund and Westwood Real Estate Income Fund) made during the rolling three-year period preceding the date of the recoupment if at any point total annual Fund operating expenses (not including excluded expenses) are below the expense cap (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment.

During the most recent fiscal period ended October 31, 2023, each Fund paid the following annual advisory fee as a percentage of daily net assets (net of waivers) to its respective investment advisor as set for below:

Fund	Advisor	Advisory Fees Paid
Westwood Global Real Estate Fund	Westwood	0.22%
Westwood Real Estate Income Fund	Westwood	0.66%
Westwood Broadmark Tactical Growth Fund(1)	Westwood	0.92%
Westwood Broadmark Tactical Plus Fund(1)	Salient Advisors	0.71%

(1)	The Fund paid advisory fees to its investment advisor, which in turn paid the Fund’s sub-advisor its sub-advisory fee.

Daily investment decisions are made by the respective sub-advisor(s) for each Fund (as applicable), whose investment experience is described below under the heading “Sub-Advisor”.

Sub-Advisor

Broadmark Asset Management LLC (“Broadmark” or the “Sub-Advisor”) serves as the sub-advisor to the Westwood Broadmark Tactical Growth Fund and Westwood Broadmark Tactical Plus Fund. Prior to the Reorganization, Broadmark served as sub-advisor to the Salient Tactical Growth Fund and Salient Tactical Plus

Fund. Broadmark, which registered as an investment advisor with the SEC in 2000, provides investment advisory services on a discretionary basis to separately managed accounts, registered investment companies, asset management firms and pooled investment vehicles intended for sophisticated investors and institutional investors. As of December 31, 2023, Broadmark had assets under management of approximately $935 million. Broadmark is registered with the CFTC as a commodities trading advisor and is a member of the NFA. On November 18, 2022, in connection with the Reorganization and Westwood Holdings’ acquisition of certain assets from Salient, the Sub-Advisor became an affiliate of the Advisors. Broadmark is located at 1808 Wedemeyer Street, Suite 210, San Francisco, California 94129.

Pursuant to sub-advisory agreements between the Advisors and the Sub-Advisor, and subject to the general oversight of the Board, the Sub-Advisor is responsible for, among other things, furnishing the Westwood Broadmark Tactical Growth Fund and Westwood Broadmark Tactical Plus Fund with advice and recommendations with respect to the investment of the Fund’s assets and the purchase and sale of portfolio securities and investments for the Fund. For the Westwood Broadmark Tactical Growth Fund, the Sub-Advisor is entitled to receive from Westwood a sub-advisory fee at an annual rate of 0.60% up to and including $1,000,000,000 of the Fund’s average daily net assets and 0.55% over $1,000,000,000 of the Fund’s average daily net assets. For the Westwood Broadmark Tactical Plus Fund, the Sub-Advisor is entitled to receive from Salient Advisors a sub-advisory fee at an annual rate of 0.725% of the Fund’s average daily net assets. The Westwood Broadmark Tactical Growth Fund and the Westwood Broadmark Tactical Plus Fund are not responsible for paying the Sub-Advisor.

Portfolio Managers

Westwood Global Real Estate Fund and Westwood Real Estate Income Fund

The Westwood Global Real Estate Fund and Westwood Real Estate Income Fund are managed by and all investment decisions are made by:

John D. Palmer, Senior Vice President and Portfolio Manager at Westwood. Prior to the Reorganization, Mr. Palmer led the investment team of the Westwood Global Real Estate Fund’s and Westwood Real Estate Income Fund’s Predecessor Funds and has acted as sole portfolio manager of these Funds since May 2021. Mr. Palmer was a member of the real estate team and a Portfolio Manager at Salient Management. Mr. Palmer was a member of the real estate team from September 2013 until the Reorganization. Prior to joining Salient Management, Mr. Palmer evaluated and executed strategic acquisitions of wealth management firms at Focus Financial Partners. Previously, he evaluated privately held bank and thrift investment opportunities at Belvedere Capital Partners, a financial services-focused private equity firm. Mr. Palmer began his career at RBC Capital Markets, executing mergers and acquisitions as well as equity and debt transactions primarily for financial services sector clients.

Westwood Broadmark Tactical Growth Fund and the Westwood Broadmark Tactical Plus Fund

The Westwood Broadmark Tactical Growth Fund and the Westwood Broadmark Tactical Plus Fund are managed by and investment decisions are made by the following team:

Ricardo Cortez. Mr. Cortez has served as Chief Executive Officer of Broadmark since August 7, 2023. Mr. Cortez previously served as Co-Chief Executive Officer of the Sub-Advisor since 2013. Mr. Cortez is responsible for oversight of the Sub-Advisor’s business operations and he serves as Chief Risk Officer and Portfolio Manager. He also oversees management of the Sub-Advisor’s sales and marketing efforts. Mr. Cortez joined the Sub-Advisor in September 2009 as President, Global Distribution and was named Co-CEO in June 2013. Prior to Broadmark, Mr. Cortez was President of the Private Client Group for Torrey Associates, LLC. Additional prior roles include Vice President at Goldman Sachs serving as Product Manager of the firm’s Global Multi-Manager Strategies program, and Senior Vice President with Prudential Investments overseeing product development and sales for the Investment Management Services Division. Mr. Cortez graduated cum laude from Queens College, City University of New York with a BA and is former Chairman of its Business Advisory Board. He was awarded the Queens College President’s Medal in 2020, the college’s highest administrative honor. Mr. Cortez is also an adjunct faculty member at Harvard University and has been a guest lecturer on Investment Policy and Hedge Funds at the Wharton School, University of Pennsylvania. Mr. Cortez was awarded the Certified Investment Management Analyst® designation in 1993 and is the author of numerous published articles on hedge funds.

Richard Damico. Mr. Damico has served as Chief Investment Officer of Broadmark since August, 2023 and served as Senior Portfolio Manager and Head of Trading of the Sub-Advisor since March 2005. He has over 20 years of trading experience and, as Head of Trading, is responsible for all trading functions for the Sub-Advisor. Prior to joining the Sub-Advisor, he was a Managing Director at ThinkEquity Partners, LLC where he established and was responsible for the institutional trading desk at their San Francisco headquarters. Prior to ThinkEquity Partners, from 1997 to 2002, he was a Vice President and Senior Institutional Sales Trader at Morgan Stanley’s San Francisco office covering West Coast institutional accounts. Additionally, Mr. Damico was an Associate Director and Senior Sales Trader at Bear Stearns in San Francisco from 1990 to 1997.

Adrian Helfert. Mr. Helfert was named Portfolio Manager on the Westwood Broadmark Tactical Growth Fund and Westwood Broadmark Tactical Plus Fund on February 28, 2024. Mr. Helfert has served as Senior Vice President and Chief Investment Officer of Alternative and Multi-Asset Investments for Westwood since February 2020. Previously, Mr. Helfert served as Senior Vice President and Director of Multi-Asset Portfolios Investments for Westwood since February 2020. He is responsible for leading the firm’s multi-asset strategies team. Prior to joining Westwood, Mr. Helfert served as Managing Director and Senior Multi-Asset Portfolio Manager at Amundi in London, where he was responsible for Global Fixed Income strategies. During his 13-year Amundi tenure, he also was an investment team leader on absolute return, unconstrained and total return portfolios. Prior to joining Amundi, Mr. Helfert worked at Royal Bank of Scotland and in JPMorgan’s Asset Management Group. Mr. Helfert earned his MBA from Duke University and his BA in physics from the University of Virginia, where he was awarded a fellowship for his work in Solid State Physics. He also served in the U.S. Navy / Marine Corps as a Combat Medic and currently serves on the Board of the Denver Children’s Advocacy Center. Mr. Helfert participates in the investment decision process. He has authority to direct trading activity for the Funds and is also responsible for representing the Funds to investors. Mr. Helfert has more than 20 years of investment experience.

J. Dyer Kennedy. Mr. Kennedy has served as Portfolio Manager of Broadmark since September 2022. Mr. Kennedy began his career at Divergence Analysis Inc, a proprietary research firm focused on developing research and models for active portfolio and risk management. Building on the firm’s methodology, he co-founded Montcrest Capital LLC in 2017, a registered investment advisor managing a systematic equity strategy he co-developed for high-net worth and family office clients. Most recently, Mr. Kennedy was Vice President at eVestment, a division of Nasdaq, focusing on business development with hedge funds and other alternative managers. Mr. Kennedy holds a BBA in both Finance and Risk Management from the Terry School of Business at the University of Georgia. He is a charterholder of the CFA and CAIA designations.

Other Information about the Investment Advisors, Sub-Advisor and Portfolio Managers

The SAI contains additional information about portfolio manager compensation, other accounts managed by each portfolio manager, and their ownership of securities in the Fund.

A discussion of the factors considered by the Board in its approval of the renewal of the Funds’ investment advisory agreements with the Advisors and the Sub-Advisor, including the Board’s conclusions with respect thereto, is available in the Funds’ Annual Report to shareholders for the fiscal period ended October 31, 2023.

Additional Information About Fund Expenses

The Funds’ annual operating expenses will likely vary throughout the period and from year to year. A Fund’s expenses for the current fiscal period may be higher than the expenses listed in the respective Fund’s “Annual fund operating expenses” table, for some of the following reasons: (i) a significant decrease in average net assets may result in a higher advisory fee rate if advisory fee breakpoints are in place and are not achieved; (ii) a significant decrease in average net assets may result in an increase in the expense ratio because certain Fund expenses do not decrease as asset levels decrease; or (iii) fees may be incurred for extraordinary events such as Fund tax expenses.

The “Other Expenses” line item in the respective Fund’s “Annual fund operating expenses” table consists of annual Fund operating expenses, including professional fees (such as audit and legal), accounting, administration, transfer agency and recordkeeping fees.

The Administrator and Transfer Agent

Ultimus Fund Solutions, LLC (“Ultimus”, the “Administrator”, or the “Transfer Agent”), located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Funds’ administrator, transfer agent and fund accounting agent. Management and administrative services provided to the Funds by Ultimus include (i) providing office space, equipment and officers and clerical personnel to the Funds, (ii) obtaining valuations, calculating net asset values (“NAVs”) and performing other accounting, tax and financial services, (iii) recordkeeping, (iv) regulatory reporting services, (v) processing shareholder account transactions and disbursing dividends and other distributions, and (vi) administering custodial and other third-party service provider contracts on behalf of the Funds.

The Distributor

Ultimus Fund Distributors, LLC (the “Distributor”), located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, is the Funds’ principal underwriter and serves as the exclusive agent for the distribution of the Funds’ shares. The Distributor may sell the Funds’ shares to or through qualified securities dealers or other approved entities.

The Funds’ SAI has more detailed information about the Advisors and other service providers to the Funds.

Valuation of Shares

The NAV of each Fund is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern Time) on each day that the NYSE is open for business. Currently, the NYSE is closed on weekends and in recognition of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. To calculate NAV, each Fund’s assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. Each Fund generally values its portfolio securities at their current market values determined based on available market quotations. However, if market quotations are not available or are considered to be unreliable due to market or other events, portfolio securities will be valued at their fair values, as of the close of regular trading on the NYSE, as determined by the applicable Advisor, as the Fund’s valuation designee, in accordance with procedures adopted by the Board pursuant to Rule 2a-5 under the 1940 Act. When fair value pricing is employed, the prices of securities used by each Fund to calculate its NAV are based on the consideration by that Fund of a number of subjective factors and therefore may differ from quoted or published prices for the same securities. To the extent the assets of a Fund are invested in other registered investment companies that are not listed on an exchange that Fund’s NAV is calculated based upon the NAVs reported by such registered investment companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. To the extent a Fund has portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

When valuing fixed-income securities with remaining maturities of more than 60 days, the Funds use the value of the security provided by pricing services. The values provided by a pricing service may be based upon market quotations for the same security, securities expected to trade in a similar manner or a pricing matrix. When valuing fixed-income securities with remaining maturities of 60 days or less, the Funds may use the security’s amortized cost. Amortized cost and the use of a pricing matrix in valuing fixed-income securities are forms of fair value pricing.

Your order to purchase or redeem shares is priced at the NAV next calculated after your order is received in proper form by that Fund. An order is considered to be in “proper form” if it includes all necessary information and documentation related to the purchase or redemption request, and, if applicable, payment in full of the purchase amount.

Purchasing, Selling and Exchanging Shares

How to Choose a Share Class

The Funds offer the following classes of shares to investors:

Fund	Institutional Shares	A Class Shares	C Class Shares	F Class Shares
Westwood Global Real Estate Fund	Yes	Yes	Yes	N/A
Westwood Real Estate Income Fund	Yes	Yes	Yes	N/A
Westwood Broadmark Tactical Growth Fund	Yes	Yes	Yes	N/A
Westwood Broadmark Tactical Plus Fund	Yes	Yes	Yes	Yes

Each share class has its own shareholder eligibility criteria, cost structure and other features. The following summarizes the primary features of Institutional Shares, A Class Shares, C Class Shares and F Class Shares. An investor may be eligible to purchase more than one share class. However, if you purchase shares through a financial intermediary, you may only purchase that class of shares which your financial intermediary sells or services. Your financial intermediary can tell you which classes of shares are available through the intermediary. Contact your financial intermediary or a Fund for more information about each Fund’s share classes and how to choose between them.

Class Name	Investment Minimum/Eligible Investors		Features
Institutional Shares	Initial Investment: $100,000* Subsequent Investments: None Eligible Investors: Institutional Shares of a Fund are offered exclusively to:

Front-End Sales Charge: None

Contingent Deferred Sales Charge (“CDSC”): None

Rule 12b-1 Fee: None

Administrative Services Plan Fee: Up to 0.05% for the Westwood Global Real Estate Fund, Westwood Real Estate Income Fund and Westwood Broadmark Tactical Growth Fund, and up to 0.10% for the Westwood Broadmark Tactical Plus Fund. See “Administrative Services Plan” section below.

	●	Certain retirement plans established for the benefit of employees and former employees of the Advisor or its affiliates;

	●	Defined benefit retirement plans, endowments, or foundations;

	●	Banks and trust companies or law firms acting as trustee or manager for trust accounts;

	●	Investors who purchase shares through asset-based fee programs available through financial intermediaries;

	●	Insurance companies; and

	●	Institutional Shares shareholders purchasing Institutional Shares through the reinvestment of dividends or other distributions.

	●	Institutional Shares shareholders who acquired such shares in connection with the Reorganization.

A Class Shares	Initial Investment: $1,000 Subsequent Investments: None Eligible Investors: Anyone

Front-End Sales Charge: Yes, as described in the section “Sales Charges.” Maximum charge of 4.00%

Contingent Deferred Sales Charge: Purchases of $250,000 or more, may be subject to a 1.00% CDSC if redeemed within 18 months of purchase; provided, however, for those A Class Shares that were acquired in connection with the Reorganization, the CDSC applies if redeemed within 12 months of purchase. See the “Contingent Deferred Sales Charges” section.

Rule 12b-1 Fee: 0.25%

Administrative Services Plan Fee: Up to 0.20% for the Westwood Global Real Estate Fund, Westwood Real Estate Income Fund and Westwood Broadmark Tactical Growth Fund, and up to 0.10% for the Westwood Broadmark Tactical Plus Fund. See “Administrative Services Plan” section below.

C Class Shares	Initial Investment: $1,000 Subsequent Investments: None Eligible Investors: Anyone

Front-End Sales Charge: None

Contingent Deferred Sales Charge: 1.00% on shares sold within 12 months of purchase.

Rule 12b-1 Fee: 0.75% for the Westwood Global Real Estate Fund, Westwood Real Estate Income Fund and Westwood Broadmark Tactical Growth Fund and 1.00% for the Westwood Broadmark Tactical Plus Fund. See “Distribution Plan” below.

Administrative Services Plan Fee: Up to 0.25% for the Westwood Global Real Estate Fund, Westwood Real Estate Income Fund and Westwood Broadmark Tactical Growth Fund, and up to 0.10% for the Westwood Broadmark Tactical Plus Fund. See “Administrative Services Plan” section below.

C Class Shares automatically convert to A Class Shares after 10 years, provided that records held by the Funds or your financial intermediary verify C Class Shares have been held for at least 10 years. The original purchase date of C Class Shares of a Predecessor Fund will be used to calculate the conversion of C Class Shares to A Class Shares

F Class Shares	Eligible Investors: Fund shareholders who acquired such shares as a result of the Broadmark Reorganization. Subsequent Investments: None	Front-End Sales Charge: None Contingent Deferred Sales Charge: None Rule 12b-1 Fee: None Administrative Services Plan Fee 0.10%.

*	This requirement, however, does not apply to investors purchasing through asset allocation, wrap fee, and other similar fee-based advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisers, financial planners, third-party administrators, insurance companies, and any other institutions having a selling, administration or any similar agreement with the Funds’ distributor, and through group retirement plans. Financial intermediaries may charge their customers a transaction or service fee.

The Funds may, in their sole discretion, waive or reduce any minimum investment requirements.

How to Purchase Fund Shares

You will ordinarily submit your purchase orders through your securities broker or other financial intermediary through which you opened your shareholder account. To purchase shares directly from the Funds through the Transfer Agent, complete and send in the application. If you need an application or have questions, please call 1-877-FUND-WHG (1-877-386-3944) or log on to the Funds’ website at www.westwoodfunds.com.

All investments must be made by check, Automated Clearing House (“ACH”) or wire. The Funds do not accept cash, drafts, “starter” checks, travelers checks, credit card checks, post-dated checks, non-U.S. financial institution checks, cashier’s checks under $10,000 or money orders. In addition, the Fund does not accept checks made payable to third parties. When shares are purchased by check, the proceeds from the redemption of those shares will not be paid until the purchase check has been converted to federal funds, which could take up to 15 calendar days from the date of purchase. If an order to purchase shares is canceled because your check does not clear, the Transfer Agent will charge a $25 fee against your account, in addition to any resulting losses or other fees incurred by the Fund or the Transfer Agent in the transaction.

By sending your check to the Transfer Agent, please be aware that you are authorizing the Transfer Agent to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Transfer Agent receives your payment in the amount of your check; no additional amount will be added to the total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your canceled check back. If the Transfer Agent cannot post the transaction electronically, you authorize the Transfer Agent to present an image copy of your check for payment.

The Funds reserve the right to reject any specific purchase order for any reason. The Funds are not intended for short-term trading by shareholders in response to short-term market fluctuations. For more information about the Funds’ policy on short-term trading, see “Excessive Trading Policies and Procedures.”

The Funds do not generally accept investments by non-U.S. persons (persons who are citizens of a country other than the U.S. or corporations, partnerships, funds or other entities that are established and organized under the laws of a country other than the U.S.). Non-U.S. persons may be permitted to invest in the Funds subject to the satisfaction of enhanced due diligence. Please contact the Funds for more information.

By Mail

You can open an account with the Funds by sending a check and your account application to the address below. You can add to an existing account by sending the Funds a check and, if possible, the “Invest by Mail” stub that accompanies your confirmation statement. Be sure your check identifies clearly your name, your account number, the Fund name and the share class.

Regular Mail Address:	Express Mail Address
Westwood Funds P.O. Box 541150 Omaha, NE 68154	Westwood Funds c/o Ultimus Fund Solutions, LLC 4221 N. 203rd Street, Suite 100 Elkhorn, NE 68022

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services of purchase orders does not constitute receipt by the Funds’ transfer agent. The share price used to fill the purchase order is the next price calculated by a Fund after the Funds’ transfer agent receives the order in proper form at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.

By Wire

To open an account by wire or to add to an existing account by wire, call 1-877-FUND-WHG (1-877-386-3944) for additional information and wiring instructions.

The Funds require advance notification of all wire purchases in order to ensure that the wire is received in proper form and that your account is subsequently credited in a timely fashion. Failure to notify the Transfer Agent prior to the transmittal of the bank wire may result in a delay in purchasing shares of a Fund. An order, following proper advance notification to the Transfer Agent, is considered received when a Fund’s custodian, receives payment by wire. If your account application was faxed to the Transfer Agent, you must also mail the completed account application to the Transfer Agent on the same day the wire payment is made. See “How to Purchase Fund Shares – By Mail” above. Your financial institution may charge a fee for wiring funds. Shares will be issued at the NAV next computed after receipt of your wire in proper form.

General Information

You may purchase shares on any day that the NYSE is open for business (a “Business Day”). Shares cannot be purchased by Federal Reserve wire on days that either the NYSE or the Federal Reserve is closed. Each Fund’s price per share will be the next determined NAV per share after the Fund or an authorized institution (defined below) receives your purchase order in proper form, plus the front-end sales charge, if applicable. “Proper form” means that the Funds were provided a complete and signed account application, including the investor’s social security number or tax identification number, and other identification required by law or regulation, as well as sufficient purchase proceeds.

Each Fund calculates its NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). To receive the current Business Day’s NAV, a Fund or an authorized institution must receive your purchase order in proper form before the close of normal trading on the NYSE. If the NYSE closes early, as in the case of scheduled half-day trading or unscheduled suspensions of trading, the Funds reserve the right to calculate NAV as of the earlier closing time. The Funds will not accept orders that request a particular day or price for the transaction or any other special conditions. Shares will only be priced on Business Days. Since securities that are traded on foreign exchanges may trade on days that are not Business Days, the value of a Fund’s assets may change on days when you are unable to purchase or redeem shares.

Buying or Selling Shares through a Financial Intermediary

In addition to being able to buy and sell Fund shares directly from the Funds through the Transfer Agent, you may also buy or sell shares of the Funds through accounts with financial intermediaries such as brokers and other institutions that are authorized to place trades in Fund shares for their customers. When you purchase or sell Fund shares through a financial intermediary (rather than directly from the Funds), you may have to transmit your purchase and sale requests to the financial intermediary at an earlier time for your transaction to become effective that day. This allows the financial intermediary time to process your requests and transmit them to the Funds prior to the time each Fund calculates its NAV that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Funds on time. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses. Unless your financial intermediary is an authorized institution, orders transmitted by the financial intermediary and received by the Funds after the time NAV is calculated for a particular day will receive the following day’s NAV.

Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to act as agent on behalf of the Funds with respect to the receipt of purchase and redemption orders for Fund shares (“authorized institutions”). Authorized institutions are also authorized to designate other intermediaries to receive purchase and redemption orders on a Fund’s behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized institution or, if applicable, an authorized institution’s designee, receives the order. Orders will be priced at a Fund’s next computed NAV after they are received by an authorized institution or an authorized institution’s designee. To determine whether your financial intermediary is an authorized institution or an authorized institution’s designee such that it may act as agent on behalf of a Fund with respect to purchase and redemption orders for Fund shares, you should contact your financial intermediary directly.

If you deal directly with a financial intermediary, you will have to follow its procedures for transacting with the Funds. Your financial intermediary may charge a fee for your purchase and/or redemption transactions. For more information about how to purchase or sell Fund shares through a financial intermediary, you should contact the financial intermediary directly.

Purchases In Kind

Subject to the approval of a Fund, an investor may purchase shares of a Fund with liquid securities and other assets that are eligible for purchase by such Fund (consistent with the Fund’s investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Fund’s valuation policies. These transactions will be affected only if a Fund’s Advisor deems the security to be an appropriate investment for the Fund. Assets purchased by the Fund in such a transaction will be valued in accordance with procedures adopted by the Fund. The Funds reserve the right to amend or terminate this practice at any time.

Minimum Purchases

Institutional Shares

You can open an account with a Fund with a minimum initial investment of $100,000. There is no minimum for subsequent investments. Each Fund may accept initial investments of smaller amounts in its sole discretion. The Transfer Agent may charge a $25 annual account maintenance fee for each retirement account. This requirement, however, does not apply to investors purchasing through asset allocation, wrap fee, and other similar fee-based advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisers, financial planners, third-party administrators, insurance companies, and any other institutions having a selling, administration or any similar agreement with the Funds’ distributor, and through group retirement plans. Financial intermediaries may charge their customers a transaction or service fee.

A Class Shares

You can open an account with a Fund, including an initial purchase through an IRA or other tax qualified account, with a minimum initial investment of $1,000. There is no minimum for subsequent investments. Each Fund may accept initial investments of smaller amounts in its sole discretion. The Transfer Agent may charge a $25 annual account maintenance fee for each retirement account.

C Class Shares

You can open an account with a Fund, including an initial purchase through an IRA or other tax qualified account, with a minimum initial investment of $1,000. There is no minimum for subsequent investments. Each Fund may accept initial investments of smaller amounts in its sole discretion. The Transfer Agent may charge a $25 annual account maintenance fee for each retirement account.

F Class Shares

F Class Shares are held only by those Fund shareholders who acquired such shares as a result of the Broadmark Reorganization. Only shareholders who acquired Class F shares pursuant to the Broadmark Reorganization may purchase additional F Class shares. There is no subsequent investment minimum for F Class shares.

Retirement Plans

If you own shares of a Fund through an IRA, you must indicate on your redemption request whether the Fund should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding. Certain transactions within an IRA account, including shares redeemed to return an excess contribution, retirement plan or IRA transfers or hardship withdrawals, IRS re-characterizations and conversions, and account closures, may be subject to a $25 fee.

Shareholder Statements and Householding

The Transfer Agent maintains an account for each shareholder and records all account transactions. You will be sent confirmation statements showing the details of your transactions as they occur. Account statements may be obtained by calling the Fund at 1-877-FUND-WHG (1-877-386-3944) on the days the Fund is open for business. Other account statement requests may be subject to a $25 retrieval fee.

To avoid sending duplicate copies of materials to households, the Funds may mail only one copy of each prospectus and annual and semi-annual report to shareholders having the same address on the Funds’ records. The consolidation of these mailings, called householding, benefits the Funds through reduced mailing expenses. If you want to receive multiple copies of these materials, you may call 1-877-FUND-WHG (1-877-386-3944). You may also notify the Transfer Agent in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after the transfer agent receives your request to stop householding.

By Automatic Investment Plan (via ACH)

You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan by mailing a completed application to the Funds. These purchases can be made monthly, quarterly, semi-annually and annually in amounts of at least $100 per Fund. To cancel or change a plan, write to the Funds at: Westwood Funds, 4221 N. 203rd Street, Suite 100, Elkhorn, NE 68022. Please allow up to 15 days to create the plan and 3 days to cancel or change it.

How to Sell Your Fund Shares

If you own your shares directly, you may redeem your shares on any Business Day by contacting the Funds directly by mail or telephone at 1-877-FUND-WHG (1-877-386-3944).

If you own your shares through an account with a broker or other institution, contact that broker or institution to redeem your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Funds.

If you would like to have your sales proceeds, including proceeds generated as a result of closing your account, sent to a third party or an address other than your own, please notify the Funds in writing.

If the shares to be redeemed have a value of greater than $100,000, or if the payment of the proceeds of a redemption of any amount is to be sent to a person other than the shareholder of record or to an address other than that on record with that Fund, you must have all signatures on written redemption requests guaranteed. If the name(s) or the address on your account has changed within the previous 15 days of your redemption request, the request must be made in writing with your signature guaranteed, regardless of the value of the shares being redeemed. The Transfer Agent will accept signatures guaranteed by a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which participates in the Securities Transfer Agents Medallion Program (“STAMP”) sponsored by the Securities Transfer Association. Signature guarantees from financial institutions that do not participate in STAMP will not be accepted. A notary public cannot provide a signature guarantee. The Transfer Agent has adopted standards for accepting signature guarantees from the above institutions. The Funds and the Transfer Agent reserve the right to amend these standards at any time without notice.

Redemption requests by corporate and fiduciary shareholders must be accompanied by appropriate documentation establishing the authority of the person seeking to act on behalf of the account. Forms of resolutions and other documentation to assist in compliance with the Transfer Agent’s procedures may be obtained by calling the Transfer Agent.

The sale price will be the NAV per share next determined after the Funds receive your request in proper form.

By Mail

To redeem shares by mail, please send a letter to the Fund signed by all registered parties on the account specifying:

●	The Fund name;

●	The share class;

●	The account number;

●	The dollar amount or number of shares you wish to redeem;

●	The account name(s); and

●	The address to which redemption (sale) proceeds should be sent.

All registered shareholders must sign the letter in the exact name(s) in which their account is registered and must designate any special capacity in which they are registered.

Regular Mail Address:	Express Mail Address
Westwood Funds P.O. Box 541150 Omaha, NE 68154	Westwood Funds c/o Ultimus Fund Solutions, LLC 4221 N. 203rd Street, Suite 100 Elkhorn, NE 68022

The Funds do not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services of sell orders does not constitute receipt by the Transfer Agent. The share price used to fill the sell order is the next price calculated by a Fund after the Transfer Agent receives the order in proper form at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.

You may request express delivery of redemption proceeds. Checks requested to be sent via express delivery are subject to a $35 charge from your account.

By Telephone

You must first establish the telephone redemption privilege (and, if desired, the wire or ACH redemption privileges) by completing the appropriate sections of the account application. Call 1-877-FUND-WHG (1-877-386-3944) to redeem your shares. Based on your instructions, a Fund will mail your proceeds to you, or send them to your bank via wire or ACH.

During periods of high market activity, you may encounter higher than usual wait times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close. Neither the Funds nor the Transfer Agent will be held liable if you are unable to place your trade due to high call volume.

By Systematic Withdrawal Plan (via ACH)

If your account balance is at least $10,000, you may transfer as little as $100 per month from your account to another financial institution through a Systematic Withdrawal Plan (via ACH). To participate in this service, you must complete the appropriate sections of the account application and mail it to the Fund.

Receiving Your Money

The length of time each Fund typically expects to pay redemption proceeds is the same regardless of whether the payment is made by check, wire or ACH. Each Fund typically expects to pay redemption proceeds for shares redeemed within the following days after receipt by the Transfer Agent of a redemption request in proper form:

●	For payment by check, each Fund typically expects to mail the check within one (1) to three (3) business days; and

●	For payment by wire or ACH, each Fund typically expects to process the payment within one (1) to three (3) business days.

Payment of redemption proceeds may take longer than the time a Fund typically expects and may take up to seven calendar days as permitted under the 1940 Act. Under unusual circumstances as permitted by the SEC, the Funds may suspend the right of redemption or delay payment of redemption proceeds for more than seven calendar days. When shares are purchased by check or through ACH, the proceeds from the redemption of those shares will not be paid until the purchase check or ACH transfer has been converted to federal funds, which could take up to 15 calendar days. The Transfer Agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account.

Redemptions In Kind

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of a Fund’s remaining shareholders, a Fund might pay all or part of your redemption proceeds in securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were, you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until they are sold.

Involuntary Redemptions of Your Shares

If your account balance drops below $500 because of redemptions, you may be required to sell your shares. The Funds will provide you with at least 30 days’ written notice to give you time to add to your account and avoid the involuntary redemption of your shares. The Funds reserve the right to waive the minimum account value requirement in their sole discretion.

Suspension of Your Right to Sell Your Shares

The Funds may suspend your right to sell your shares or delay payment of redemption proceeds for more than seven days during times when the NYSE is closed, other than during customary weekends or holidays, or as otherwise permitted by the SEC. More information about this is in the SAI.

Other Fees

The Fund’s Transfer Agent may charge account maintenance or transaction fees including, but not limited to, fees for outbound wires (currently $15 per wire), IRA withdrawal fees (transfer or redemption) (currently $25 per withdrawal), and overnight delivery fees (currently $35 per overnight delivery). These fees may change in the future.

How to Exchange Fund Shares

At no charge, you may exchange between like share classes or different share classes of any of the Westwood Global Real Estate Fund, Westwood Real Estate Income Fund, Westwood Broadmark Tactical Growth Fund, Westwood Broadmark Tactical Plus Fund, Westwood Quality Value Fund, Westwood SmallCap Growth Fund, Westwood Quality MidCap Fund, Westwood Quality SmallCap Fund, Westwood Quality SMidCap Fund, Westwood Capital Appreciation and Income Fund, Westwood Quality AllCap Fund, Westwood Income Opportunity Fund, Westwood Multi-Asset Income Fund, or Westwood Alternative Income Fund (each a “Westwood Fund”) in the Trust (the “Westwood Funds complex”), where offered, by writing to or calling the Fund. Exchanges are subject to the eligibility requirements and the fees and expenses of the share class you exchange into, as set forth in the applicable prospectus. You may only exchange shares between accounts with identical registrations (i.e., the same names and addresses). An exchange between share classes of the same Westwood Fund is not a taxable event. Unless you are investing through a tax-deferred arrangement, an exchange between share classes of different Westwood Funds is a taxable event, and you may recognize a gain or loss for tax purposes.

The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Funds may suspend or terminate your exchange privilege if you engage in a pattern of exchanges that is excessive, as determined in the sole discretion of the Funds. For more information about the Funds’ policy on excessive trading, see “Excessive Trading Policies and Procedures” below for more information.

Automatic Conversion of C Class Shares to A Class Shares

C Class Shares automatically convert to A Class Shares in the same Fund after 10 years, provided that the Fund or the financial intermediary through which the shareholder purchased the C Class Shares has records verifying that the C Class Shares have been held for at least 10 years. Due to operational limitations at your financial intermediary, your ability to have your C Class Shares automatically converted to A Class Shares may be limited. (For example, automatic conversion of C Class Shares to A Class Shares will not apply to shares held through group retirement plan recordkeeping platforms of certain broker-dealer intermediaries who hold such shares in an omnibus account and do not track participant level share lot aging. Such C Class Shares would not satisfy the conditions for the automatic conversion.) Please consult your financial representative for more information. The automatic conversion of C Class Shares to A Class Shares would occur on the basis of the relative NAVs of the two classes without the imposition of any sales charges or other charges. C Class Shares issued upon reinvestment of income and capital gain dividends and other distributions will be converted to A Class Shares on a pro rata basis with the C Class Shares. For purposes of calculating the time period remaining on the conversion of C Class Shares to A Class Shares, C Class Shares received on exchange retain their original purchase date. Shareholders generally will not recognize a gain or loss for federal income tax purposes upon the conversion of C Class Shares to A Class Shares in the same Fund. The original purchase date of C Class Shares of a Predecessor Fund (e.g., Class C shares of a Predecessor Fund) will be used to calculate the conversion of C Class Shares to A Class Shares.

Telephone Transactions

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not responsible for any losses or costs incurred by following telephone instructions they reasonably believe to be genuine. If you or your financial institution transact with the Funds over the telephone, you will generally bear the risk of any loss.

Sales Charges

Front-End Sales Charges – A Class Shares

The offering price of A Class Shares is the next calculated NAV after the Funds receive your request, plus the front-end sales charge. The amount of any front-end sales charge included in your offering price varies depending on the amount of your investment. For purchases, the sales charges below apply. The sales charges provided in the tables below apply to purchases of A Class Shares of the Funds.

A Class Shares of Westwood Global Real Estate Fund, Westwood Real Estate Income Fund, and Westwood Broadmark Tactical Plus Fund

If Your Investment Is:	Your Sales Charge as a Percentage of Offering Price	Your Sales Charge as a Percentage of Your Net Investment	Dealer Reallowance as a Percentage of Offering Price
Less than $50,000	3.00%	3.09%	3.00%
$50,000 but less than $100,000	2.00%	2.04%	2.00%
$100,000 but less than $250,000	1.00%	1.01%	1.00%
$250,000 and over[1]	None	None	None

1	Purchases of A Class Shares of a Fund or its respective Predecessor of $250,000 or more may be subject to a 1.00% Contingent Deferred Sales Charge (“CDSC”) if redeemed within 18 months of purchase. See “Contingent Deferred Sales Charges” below for more information.

A Class Shares of the Westwood Broadmark Tactical Growth Fund

If Your Investment Is:	Your Sales Charge as a Percentage of Offering Price	Your Sales Charge as a Percentage of Your Net Investment	Dealer Reallowance as a Percentage of Offering Price
Less than $50,000	4.00%	4.17%	4.00%
$50,000 but less than $100,000	3.50%	3.63%	3.50%
$100,000 but less than $250,000	2.25%	2.30%	2.25%
$250,000 but less than $500,000	1.50%	1.52%	1.50%
$500,000 but less than $1,000,000	1.00%	1.01%	1.00%
$1,000,000 and over[1]	None	None	None

1	Purchases of A Class Shares of a Fund or its respective Predecessor of $1,000,000 or more may be subject to a 1.00% Contingent Deferred Sales Charge (“CDSC”) if redeemed within 18 months of purchase. See “Contingent Deferred Sales Charges” below for more information.

You may qualify for reduced sales charges or sales charge waivers. If you believe that you may qualify for a reduction or waiver of the sales charge, you should discuss this matter with your broker or other financial intermediary. To qualify for these reductions or waivers, you or your financial intermediary must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment. This information could be used to aggregate, for example, holdings in personal or retirement accounts, Fund shares owned by your family members, and holdings in accounts at other brokers or financial intermediaries. The Funds or your financial intermediary may request documentation from you in order to verify your eligibility for a breakpoint discount. This information may include account statements and records regarding Fund shares held at all financial intermediaries by you and members of your family. In addition to breakpoint discounts, the following sections describe other circumstances in which sales charges are waived or otherwise may be reduced. Your financial intermediary may not offer any or all of the waivers or discounts discussed below, in which case you would be required to purchase A Class Shares directly from a Fund or through another intermediary in order to receive the desired waiver or discount. Investors investing in a Fund through an intermediary should consult “Sales Charge Waivers and Reductions Available Through Certain Financial Intermediaries” below, and Appendix B - Intermediary-Specific Sales Charge Discounts and Waivers, which includes information regarding broker-defined sales charges and related discount and/or waiver policies that apply to purchases through certain intermediaries.

Waiver of Front-End Sales Charge – A Class Shares

Certain investors may be eligible for a waiver of the sales loads due to the nature of the investors and/or the reduced sales efforts necessary to obtain their investments. The front-end sales charge will be waived on A Class Shares purchased:

●	Through reinvestment of dividends and distributions;

●	Through an account advised or sub-advised by the Advisor, the Sub-Advisor or their affiliates;

●	By persons repurchasing shares they redeemed within the last 90 days (see “Repurchase of A Class Shares”);

●	By employees, officers and directors, and members of their family, of the Advisor and its affiliates;

●	By persons reinvesting distributions from qualified employee benefit retirement plans and rollovers from IRAs as long as the plan was previously invested in one or more Westwood Funds;

●	By investors who purchase shares with redemption proceeds (but only to the extent of such redemption proceeds) from another investment company within 30 days of such redemption, provided that the investors paid either a front-end or contingent deferred sales charge on the original shares redeemed;

●	Through dealers, retirement plans, asset allocation programs and financial institutions that, under their dealer agreements with the Distributor or otherwise, do not receive any portion of the front-end sales charge;

●	Purchases by registered representatives and other employees of certain financial intermediaries (and their family members) having selling agreements with the Advisor or Distributor; and

●	Certain other investors as deemed appropriate by the Advisor.

In addition, the front-end sales charge will be waived on Investor Class shares of a Predecessor Fund exchanged for A Class Shares in connection with the Reorganization.

You should inquire with your financial intermediary regarding whether a waiver of front-end sales charge is applicable to you.

Repurchase of A Class Shares

You may repurchase any amount of A Class Shares of any Fund at NAV (without the normal front-end sales charge), up to the limit of the value of any amount of A Class Shares (other than those which were purchased with reinvested dividends and distributions) that you redeemed within the past 90 days. In effect, this allows you to reacquire shares that you may have had to redeem, without repaying the front-end sales charge. To exercise this privilege, a Fund must receive your purchase order within 90 days of your redemption. In addition, you must notify your investment professional or institution when you send in your purchase order that you are repurchasing shares. Certain tax rules may limit your ability to recognize a loss on the redemption of your A Class Shares, and you should consult your tax advisor if recognizing such a loss is important to you.

Rights of Accumulation

In calculating the appropriate sales charge rate, this right allows you to add the value of the A Class Shares you already own to the amount that you are currently purchasing. The Funds will combine the value of your current purchases with the current value of any A Class Shares you purchased previously for (i) your account, (ii) your spouse’s account, (iii) a joint account with your spouse, or (iv) your minor children’s trust or custodial accounts. A fiduciary purchasing shares for the same fiduciary account, trust or estate may also use this right of accumulation. If your investment qualifies for a reduced sales load due to accumulation of purchases, you must notify the transfer agent at the time of purchase of the existence of other accounts and/or holdings eligible to be aggregated to reduce or eliminate the sales load. You may be required to provide records, such as account statements, regarding Fund shares held by you or related accounts at the Funds or at other financial intermediaries in order to verify your eligibility for a breakpoint discount. You will receive the reduced sales load only on the additional purchases and not retroactively on previous purchases. The Funds may amend or terminate this right of accumulation at any time.

Letter of Intent

You may purchase A Class Shares at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period. In other words, a Letter of Intent allows you to purchase A Class Shares of a Fund over a 13-month period and receive the same sales charge as if you had purchased all the shares at the same time. The Fund will only consider the value of A Class Shares sold subject to a sales charge. As a result, shares of the A Class Shares purchased with dividends or distributions will not be included in the calculation. To be entitled to a reduced sales charge on the purchase of A Class Shares based on shares you intend to purchase over the 13-month period, you must send the Fund a Letter of Intent. In calculating the total amount of purchases, you may include in your Letter purchases made up to 90 days before the date of the Letter. Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the Letter. The 13-month period begins on the date of the first purchase, including those purchases made in the 90-day period before the date of the Letter. Please note that the purchase price of these prior purchases will not be adjusted.

You are not legally bound by the terms of your Letter of Intent to purchase the amount of your shares stated in the Letter. The Letter does, however, authorize the Fund to hold in escrow 5% of the total amount you intend to purchase. If you do not complete the total intended purchase of A Class Shares at the end of the 13-month period, the Fund’s transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

Combined Purchase/Quantity Discount Privilege

When calculating the appropriate sales charge rate, a Fund will combine same-day purchases of A Class Shares (that are subject to a sales charge) made by you, your spouse and your minor children (under age 21). This combination also applies to A Class Shares you purchase with a Letter of Intent.

Contingent Deferred Sales Charges

A Class Shares

You will not pay a front-end sales charge if you purchase $250,000 or more of A Class Shares of a Fund However, A Class Shares purchases of $250,000 or more may be subject to a 1.00% CDSC if redeemed within 18 months of purchase. The CDSC will be based on the lesser of (1) the NAV of the shares at the time of purchase or (2) the NAV of the shares next calculated after a Fund receives your redemption request. The sales charge does not apply to shares you purchase through reinvestment of dividends or distributions. So, you never pay a CDSC on any increase in your investment above the initial offering price. The sales charge does not apply to exchanges of A Class Shares of one fund for A Class Shares of another fund in the Westwood Funds complex.

In addition, the CDSC may be waived under the following circumstances:

●	In the event of total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the A Class Shares being redeemed;

●	In the event of the death of the shareholder (including a registered joint owner); and

●	Redemptions of A Class Shares where the Funds’ distributor did not pay a sales commission when such shares were purchased.

Notwithstanding the foregoing, A Class Shares shareholders who purchased $1,000,000 or more of Class A shares, without paying a front-end sales charge, of the Salient Tactical Plus Fund and who acquired A Class Shares in connection with the Reorganization may be subject to a CDSC of 1.00% if such A Class Shares are sold within twelve months of the initial purchase of Class A shares. Similarly, A Class Shares shareholders whose Investor Class shares of a Predecessor Fund were exchanged for A Class Shares in connection with the Reorganization will not be subject to any CDSC.

C Class Shares

You will not pay a front-end sales charge if you purchase C Class Shares. However, you may pay a CDSC of 1.00% on any C Class Shares you sell within 12 months after your purchase. The CDSC will be based on the lesser of (1) the NAV of the shares at the time of purchase or (2) the NAV of the shares next calculated after a Fund receives your redemption request. The sales charge does not apply to shares you purchase through reinvestment of dividends or distributions. So, you never pay a CDSC on any increase in your investment above the initial offering price. The sales charge does not apply to exchanges of C Class Shares of one fund for C Class Shares of another fund in the Westwood Funds complex. If you acquired C Class Shares in connection with the Reorganization, the original purchase date of your Class C shares of a Predecessor Fund will be used as your date of purchase for such shares.

In addition, the CDSC may be waived under the following circumstances:

●	In the event of total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the C Class Shares being redeemed;

●	In the event of the death of the shareholder (including a registered joint owner); and

●	Redemptions of C Class Shares where the Funds’ distributor did not pay a sales commission when such shares were purchased.

Sales Charge Waivers and Reductions Available Through Certain Financial Intermediaries

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Different intermediaries may impose different sales charges (including potential reductions in or waivers of sales charges). Such intermediary-specific sales charge variations are described in Appendix B to this prospectus, entitled “Intermediary-Specific Sales Charge Discounts and Waivers.” Appendix B is incorporated herein by reference and, therefore, is legally a part of this prospectus.

In all instances, it is the purchaser’s responsibility to notify a Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from a Fund or through another intermediary to receive such waivers or discounts.

General Information about Sales Charges

Your securities dealer is paid a commission when you buy your shares and is paid a servicing fee as long as you hold your shares. Your securities dealer or servicing agent may receive different levels of compensation depending on which class of shares you buy. The Funds’ distributor may pay dealers up to 1.00% on investments in C Class Shares. The Distributor may pay dealers up to 1.00% on investments of $250,000 or more in A Class Shares. From time to time, some financial institutions may be reallowed up to the entire sales charge. Firms that receive a reallowance of the entire sales charge may be considered underwriters for the purpose of federal securities law.

The Funds’ distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Funds’ distributor from any sales charge it receives or from any other source available to it. Under any such program, the Funds’ distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include merchandise, travel expenses, prizes, meals, lodgings, and gifts that do not exceed $100 per year, per individual.

Information regarding the Funds’ sales charges may be obtained free of charge by calling toll-free 1-877-FUND-WHG (1-877-386-3944).

Because this prospectus is available on the Funds’ website free of charge, the Funds do not separately make information regarding the Funds’ sales charges available on the website.

Payments to Financial Intermediaries

The Funds, the Advisors and/or the Sub-Advisor may compensate financial intermediaries for providing a variety of services to the Funds and/or their shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisors, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Funds, their service providers or their respective affiliates. This section briefly describes how financial intermediaries may be paid for providing these services. For more information, please see “Payments to Financial Intermediaries” in the SAI.

Distribution Plan

The Funds have adopted a distribution plan under Rule 12b-1 of the 1940 Act for A Class Shares and C Class Shares that allows the Funds to pay distribution and/or service fees for the sale and distribution of Fund shares, and for services provided to shareholders. Because these fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

A Class Shares

The maximum annual Rule 12b-1 Fee for A Class Shares of a Fund is 0.25%. A financial intermediary that receives a 1.00% upfront commission on a purchase of A Class Shares of $250,000 or more will generally become eligible to receive the Rule 12b-1 Fees with respect to such shares beginning in the 13th month following the date of the purchase.

C Class Shares

The maximum annual Rule 12b-1 Fee for C Class Shares of the Westwood Global Real Estate Fund, Westwood Real Estate Income Fund and Westwood Broadmark Tactical Growth Fund is 0.75%. The maximum annual Rule 12b-1 Fee for C Class Shares of the Westwood Broadmark Tactical Plus Fund is 1.00%. A financial intermediary that receives a 1.00% upfront commission on a purchase of C Class Shares will generally become eligible to receive the Rule 12b-1 Fees with respect to such shares beginning in the 13th month following the date of the purchase.

Administrative Services Plan

The Funds have adopted an administrative services plan that provides that the Funds may pay financial intermediaries for shareholder services in an annual amount not to exceed the percentage provided in the table below, based on the average daily net assets.

Fund	Institutional Shares	A Class Shares	C Class Shares	F Class Shares
Westwood Global Real Estate Fund	0.05%	0.20%	0.25%	N/A
Westwood Real Estate Income Fund	0.05%	0.20%	0.25%	N/A
Westwood Broadmark Tactical Growth Fund	0.05%	0.20%	0.25%	N/A
Westwood Broadmark Tactical Plus Fund	0.10%	0.10%	0.10%	0.10%

The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders’ accounts and other shareholder services.

Other Payments by the Funds

The Funds may enter into agreements with financial intermediaries pursuant to which the Funds may pay financial intermediaries for non-distribution-related sub-transfer agency, administrative, sub-accounting, and other shareholder services. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a financial intermediary, or (2) the number of Fund shareholders serviced by a financial intermediary. Any payments made pursuant to such agreements may be in addition to, rather than in lieu of, distribution fees the Funds may pay to financial intermediaries pursuant to the Funds’ distribution plan.

Payments by the Advisor

From time to time, the Advisors, the Sub-Advisor and/or their affiliates, in their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support for the Funds. These payments are sometimes characterized as “revenue sharing” payments and are made out of an Advisor’s, Sub-Advisor’s and/or their affiliates’ own legitimate profits or other resources, and may be in addition to any payments made to financial intermediaries by the Funds. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Funds available to their customers or registered representatives, including providing the Funds with “shelf space,” placing them on a preferred or recommended fund list, or promoting the Funds in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and Financial Industry Regulatory Authority (“FINRA”) rules and other applicable laws and regulations, an Advisor, the Sub-Advisor and/or their affiliates may pay or allow other promotional incentives or payments to financial intermediaries.

The level of payments made by an Advisor, the Sub-Advisor and/or their affiliates to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary’s relationship with the Advisor and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the NAV or price of a Fund’s shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders.

In addition to these payments, your financial intermediary may charge you account fees, commissions or transaction fees for buying or redeeming shares of the Funds, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request.

Other Policies

Excessive Trading Policies and Procedures

The Funds are intended for long-term investment purposes only and to discourage shareholders from engaging in “market timing” or other types of excessive short-term trading. This frequent trading into and out of the Funds may present risks to the Funds’ long-term shareholders and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Funds’ investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Funds to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

In addition, because the Funds may invest in foreign securities traded primarily on markets that close prior to the time a Fund determines its NAV, the risks posed by frequent trading may have a greater potential to dilute the value of Fund shares held by long-term shareholders than funds investing exclusively in U.S. securities. In instances where a significant event that affects the value of one or more foreign securities held by a Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as “price” or “time zone” arbitrage). Shareholders who attempt this type of arbitrage may dilute the value of a Fund’s shares if the prices of the Fund’s foreign securities do not reflect their fair values. Although each Fund has procedures designed to determine the fair value of foreign securities for purposes of calculating its NAV when such an event has occurred, fair value pricing, because it involves judgments which are inherently subjective, may not always eliminate the risk of price arbitrage.

In addition, Funds that invest in micro-, small- and mid-cap securities, which often trade in lower volumes and may be less liquid, may be more susceptible to the risks posed by frequent trading because frequent transactions in the Funds’ shares may have a greater impact on the market prices of these types of securities.

The Funds’ service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Funds’ policies and procedures described in this prospectus and approved by the Board. For purposes of applying these policies, the Funds’ service providers may consider the trading history of accounts under common ownership or control.

When monitoring shareholder purchases and redemptions, the Funds do not apply a quantitative definition to frequent trading. Instead, the Funds use a subjective approach that permits it to reject any purchase orders that it believes may be indicative of market timing or disruptive trading. The right to reject a purchase order applies to any purchase order, including a purchase order placed by financial intermediaries. The Funds may also modify any terms or conditions of purchases of Fund shares or withdraw all or any part of the offering made by this prospectus.

The Funds and/or their service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Funds’ long-term shareholders. The Funds do not knowingly accommodate frequent purchases and redemptions by Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Funds will occur. Systematic purchases and redemptions are exempt from these policies.

Financial intermediaries (such as investment advisors and broker-dealers) often establish omnibus accounts in the Funds for their customers through which transactions are placed. The Funds may enter into “information sharing agreements” with these financial intermediaries, which permit the Funds to obtain, upon request, information about the trading activity of the intermediary’s customers that invest in the Funds. If the Funds or their service providers identify omnibus account level trading patterns that have the potential to be detrimental to the Funds, the Funds or their service providers may, in their sole discretion, request from the financial intermediary information concerning the trading activity of its customers. Based upon a review of that information, if the Funds or their service providers determine that the trading activity of any customer may be detrimental to the Funds, they may, in their sole discretion, request the financial intermediary to restrict or limit further trading in the Funds by that customer. If the Funds are not satisfied that the intermediary has taken appropriate action, the Funds may terminate the intermediary’s ability to transact in Fund shares. When information regarding transactions in the Funds’ shares is requested by the Funds and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an “indirect intermediary”), financial intermediaries with whom the Funds have an information sharing agreement are generally obligated to obtain transaction information from the indirect intermediary or, if directed by the Funds, to restrict or prohibit the indirect intermediary from purchasing shares of the Funds on behalf of other persons.

The Funds and their service providers will use reasonable efforts to work with financial intermediaries to identify excessive short-term trading in omnibus accounts that may be detrimental to the Funds. However, there can be no assurance that the monitoring of omnibus account level trading will enable the Funds to identify or prevent all such trading by a financial intermediary’s customers. Please contact your financial intermediary for more information.

Customer Identification and Verification

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Funds will ask your name, address, date of birth, and other information that will allow the Funds to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Funds are required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Funds are required to collect documents to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify your identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information cannot be obtained within a reasonable timeframe established in the sole discretion of the Funds, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the next-determined NAV per share.

The Funds reserve the right to close or liquidate your account at the next-determined NAV and remit proceeds to you via check if they are unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Funds. Further, the Funds reserve the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

Anti-Money Laundering Program

Customer identification and verification is part of the Funds’ overall obligation to deter money laundering under federal law. The Funds have adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of illegal activities. In this regard, the Funds reserve the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when they are required by applicable law or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

Other Fees

The Fund’s Transfer Agent may charge account maintenance or transaction fees including, but not limited to, an annual IRA custodial fee (currently $25), statement retrieval fees (currently $25 per request) and fees for removal of excess contributions or Roth conversions or recharacterizations (currently $25 per transaction). These fees may change in the future.

Unclaimed Property

Each state has unclaimed property rules that generally provide for escheatment (or transfer) to the state of unclaimed property under various circumstances. Such circumstances include inactivity (e.g., no owner-initiated contact for a certain period), returned mail (e.g., when mail sent to a shareholder is returned by the post office, or “RPO,” as undeliverable), or a combination of both inactivity and returned mail. Once it flags property as unclaimed, the applicable Fund will attempt to contact the shareholder, but if that attempt is unsuccessful, the account may be considered abandoned and escheated to the state.

Shareholders that reside in the state of Texas may designate a representative to receive escheatment notifications by completing and submitting a designation form that can be found on the website of the Texas Comptroller. While the designated representative does not have any rights to claim or access the shareholder’s account or assets, the escheatment period will cease if the representative communicates knowledge of the shareholder’s location and confirms that the shareholder has not abandoned his or her property. A completed designation form may be mailed to the Funds (if shares are held directly with the Funds) or to the shareholder’s financial intermediary (if shares are not held directly with the Funds).

More information on unclaimed property and how to maintain an active account is available through your state or by calling 1-877-FUND-WHG (1-877-386-3944).

Dividends, Distributions and Taxes

Dividends and Distributions

Income dividends and net capital gain distributions, if any, are normally declared and paid annually by the Westwood Broadmark Tactical Growth Fund and Westwood Broadmark Tactical Plus Fund in December. The Westwood Global Real Estate Fund and Westwood Real Estate Income Fund expect to distribute substantially all of their net income to shareholders on a quarterly basis and their net capital gains to shareholders at least annually in December.

If you own Fund shares on a Fund’s record date, you will be entitled to receive the distribution. You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Funds in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Funds receive your written notice. To cancel your election, simply send the Funds written notice.

Taxes

Please consult your tax advisor regarding your specific questions about federal, state and local income taxes. The following is a summary of the U.S. federal income tax consequences of investing in the Funds. This summary is based on current tax laws, which may change. This summary does not apply to shares held in tax-deferred arrangements such as 401(k) plans, an IRA or other tax-qualified plans, which are generally not subject to current tax except to the extent of unrelated business taxable income. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future. This summary only applies with respect to U.S. investors in the Funds. Non-U.S. investors are encouraged to read a summary of certain rules applicable to them in the SAI and to consult their tax advisors prior to investing in the Funds.

Each Fund intends to qualify each year for treatment as a RIC under Subchapter M of the Code for U.S. federal income taxes. If it meets certain minimum distribution requirements, a RIC is not subject to tax at the fund-level on income and gains from investments that are timely distributed to shareholders. However, a Fund’s failure to qualify as a RIC or to meet minimum distribution requirements would result (if certain relief provisions were not available) in fund-level taxation and, consequently, a reduction in income available for distribution to shareholders. In addition, the Fund may be subject to a 4% excise tax if it fails to make sufficient distributions.

In order for a Fund to qualify for taxation as a RIC under Subchapter M of the Code, the Fund must derive at least 90% of its gross income each taxable year from qualifying income and diversify its assets as described in more detail in the SAI. Certain investments of a Fund may not generate qualifying income if made directly by such Fund.

The Funds intend to distribute substantially all of their net investment income and net realized capital gains, if any. The dividends and distributions you receive, whether in cash or reinvested in additional shares of the Funds, may be subject to federal, state, and local taxation, depending upon your tax situation. Income distributions, including distributions of net short-term capital gains but excluding distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Distributions that are reported by the Funds as long-term capital gains and as qualified dividend income are generally taxable at the rates applicable to long-term capital gains currently set at a maximum tax rate for individuals at 20% (lower rates apply to individuals in lower tax brackets). Once a year the Funds (or their administrative agent) will send you a statement showing the types and total amount of distributions you received during the previous year. Certain investment strategies of the Funds may limit a particular Fund’s ability to make distributions eligible for the reduced tax rates applicable to qualified dividend income.

You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as “buying a dividend” and should be avoided by taxable investors.

Each sale of Fund shares may be a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale. A sale may result in a capital gain or loss to you. The gain or loss on the sale of Fund shares generally will be treated as a short-term capital gain or loss if you held the shares for 12 months or less, or a long-term capital gain or loss if you held the shares for longer. Any loss realized upon a taxable disposition of Fund shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by you with respect to the Fund shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if you purchase other substantially identical shares within 30 days before or 30 days after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

U.S. individuals with income exceeding $200,000 ($125,000 if married and filing separately, $250,000 if married and filing jointly) are subject to a 3.8% tax on their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of a Fund).

The Funds (or their administrative agent) must report to the IRS and furnish to Fund shareholders cost basis information for Fund shares. In addition to reporting the gross proceeds from the sale of Fund shares, a Fund (or its administrative agent) is also required to report the cost basis information for such shares and indicate whether these shares have a short-term or long-term holding period. For each sale of Fund shares, a Fund will permit its shareholders to elect from among several IRS-accepted cost basis methods, including the average cost basis method. In the absence of an election, a Fund will use the average cost basis method as the default cost basis method. The cost basis method elected by Fund shareholders (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about cost basis reporting. Shareholders also should carefully review the cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

Certain Funds may invest in MLPs taxed as partnerships. Due to a variety of factors, including significant non-cash deductions such as depreciation and depletion, MLPs have historically made cash distributions to limited partners that exceed the amount of taxable income allocable to such limited partners or members. These excess cash distributions would not be treated as income to a Fund but rather would be treated as a return of capital to the extent of the Fund’s basis in the MLP. As a consequence, a Fund may make distributions that exceed its earnings and profits, which would be characterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in Fund shares and result in a higher capital gain or lower capital loss when the Fund shares are sold. After a shareholder’s basis in Fund shares has been reduced to zero, distributions in excess of earnings and profits in respect of those Fund shares will be treated as gain from the sale of the Fund shares.

“Qualified publicly traded partnership income” within the meaning of section 199A(e)(5) of the Code is eligible for a 20% deduction by non-corporate taxpayers. “Qualified publicly traded partnership income” is generally income of a “publicly traded partnership” that is not treated as a corporation for U.S. federal income tax purposes that is effectively connected with such entity’s trade or business, but does not include certain investment income. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). The Code does not contain a provision permitting a RIC, such as a Fund, to pass the special character of this income through to its shareholders. Currently, direct investors in entities that generate “qualified publicly traded partnership income” will enjoy the lower rate, but investors in RICs that invest in such entities will not. It is uncertain whether future technical corrections or administrative guidance will address this issue to enable a Fund to pass through the special character of “qualified publicly traded partnership income” to shareholders.

MLPs and other partnerships that the Funds may invest in will deliver Schedules K-1 to the Funds to report their share of income, gains, losses, deductions and credits of the MLP or other partnership. These Schedules K-1 may be delayed and may not be received until after the time that a Fund issues its tax reporting statements. As a result, a Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues you your Form 1099-DIV, Dividends and Distributions (“Form 1099-DIV”) tax reporting statement and, accordingly, send you a corrected Form 1099-DIV.

Certain Funds may invest in REITs. “Qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income eligible for capital gain tax rates) are eligible for a 20% deduction by non-corporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). Distributions by a Fund to its shareholders that are attributable to qualified REIT dividends received by the Fund and which the Fund properly reports as “section 199A dividends,” are treated as qualified REIT dividends in the hands of non-corporate shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. A Fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.

REITs in which a Fund invests often do not provide complete and final tax information to the Fund until after the time that the Fund issues a tax reporting statement. As a result, a Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues your tax reporting statement. When such reclassification is necessary, a Fund (or its administrative agent) will send you a corrected, final Form 1099-DIV to reflect the reclassified information. If you receive a corrected Form 1099-DIV, use the information on this corrected form, and not the information on the previously issued tax reporting statement, in completing your tax returns.

To the extent a Fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the Fund receives from sources in foreign countries. If more than 50% of the total assets of a Fund consists of foreign securities, such Fund will be eligible to file an election with the IRS that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit, or a deduction from such taxes, with respect to any foreign and U.S. possessions income taxes paid by the Fund, subject to certain limitations. If a Fund makes the election, the Fund (or its administrative agent) will report annually to its shareholders the respective amounts per share of the Fund’s income from sources within, and taxes paid to, foreign countries and U.S. possessions.

Because each shareholder’s tax situation is different, you should consult your tax advisor about the tax implications of an investment in the Funds.

More information about taxes is in the SAI.

Portfolio Holdings Disclosure

A description of the Funds’ policies and procedures with respect to the disclosure of a Fund’s portfolio holdings is available in the SAI.

The Funds are required by the SEC to file their complete portfolio holdings schedules with the SEC on a quarterly basis. This schedule is filed with the Funds’ annual and semi-annual reports on Form N-CSR for the second and fourth fiscal quarters. Form N-CSR must be filed with the SEC no later than 10 calendar days after the Funds transmit their annual or semi-annual reports to shareholders. In addition, each Fund’s portfolio holdings schedule as of the end of the third month of every fiscal quarter will be disclosed on Form N-PORT within 60 days of the end of the fiscal quarter. You may obtain a copy of these reports by calling the Funds at (800) 999-6809. These reports are also available on the SEC’s website at www.sec.gov.

Additional Information

The Trust enters into contractual arrangements with various parties, including, among others, the Funds’ investment advisor, custodian, transfer agent, accountants, administrator and distributor, who provide services to the Funds. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce the terms of the contractual arrangements against the service providers or to seek any remedy under the contractual arrangements against the service providers, either directly or on behalf of the Trust.

This prospectus and the SAI provide information concerning the Trust and the Funds that you should consider in determining whether to purchase shares of the Funds. The Funds may make changes to this information from time to time. Neither this prospectus, the SAI or any document filed as an exhibit to the Trust’s registration statement, is intended to, nor does it, give rise to an agreement or contract between the Trust or the Funds and any shareholder, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Financial Highlights

The financial highlights tables are intended to help you understand the Funds’ financial performance for the past five fiscal periods/years. The financial highlights show the Funds’ and the Predecessor Funds’ financial history for the fiscal period ended October 31, 2023 and the past fiscal years ended December 31, 2022, December 31, 2021, December 31, 2020, December 31, 2019, and December 31, 2018. The financial highlights tables are intended to help you understand the Funds’ and Predecessor Funds’ financial performance. Certain information reflects financial results for a single Fund (or where applicable, Predecessor Fund) share. The information presented in the tables below for the fiscal period ended October 31, 2023 for the Funds has been audited by Cohen & Company, Ltd., the Funds’ independent registered public accountant, whose report, along with each Fund’s and Predecessor Fund’s financial statements, are included in the Funds’ October 31, 2023 Annual Report, which is available upon request by calling the Funds at 1-877-FUND-WHG (1-877-386-3944). The information presented in the tables below for the fiscal year ended December 31, 2022 for the Funds was audited by BBD LLP. The Funds’ predecessor auditor, BBD, LLP, still exists as a separate firm as only its investment management practice was acquired by Cohen & Company, Ltd. The information presented in the tables below for the fiscal year ended December 31, 2021 and earlier for the Funds was audited by KPMG LLP, the independent registered public accountant to the Predecessor Funds. The total returns in the tables represent the rate an investor would have earned or lost on an investment in the Funds or the Predecessor Funds (assuming reinvestment of all dividends and distributions). The fiscal year end for the Funds changed from December 31st to October 31st. Therefore, data provided for the most recent fiscal period is for the fiscal period from January 2023 until October 31, 2023.

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA & RATIOS

FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR OR PERIOD

Westwood Global Real Estate Fund (1)

	Ten Months Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Westwood Global Real Estate Fund - Institutional Shares	October 31, 2023(2)		December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value at beginning of period	$11.63		$15.22	$12.86	$14.59	$12.33	$14.68
Net investment income (a)	0.18		0.28	0.18	0.16	0.22	0.28
Net realized and unrealized gains (losses) on investments	(0.78)		(3.56)	2.64	(1.66)	2.40	(1.72)
Total from investment operations	(0.60)		(3.28)	2.82	(1.50)	2.62	(1.44)
Less distributions from:
Net investment income	(0.17)		(0.27)	(0.46)	(0.23)	(0.36)	(0.79)
Return of capital	(0.06)		(0.04)	—	—	—	(0.12)
Total distributions	(0.23)		(0.31)	(0.46)	(0.23)	(0.36)	(0.91)
Net asset value at end of period	$10.80		$11.63	$15.22	$12.86	$14.59	$12.33
Total return (b)	(5.22	)%(c)	(21.61)%	22.09%	(9.98)%	21.31%	(10.51)%
Net assets at end of period (in 000s)	$1,838		$2,631	$3,685	$3,360	$6,793	$8,600
Ratio of total net expenses to average net assets (d)	1.09	%(e)	1.14%	1.15%	1.15%	1.15%	1.65	%(f)
Ratio of total gross expenses to average net assets (d)	1.73	%(e)	2.09%	1.96%	2.03%	1.71%	2.57%
Ratio of net investment income (loss) to average net assets (d)	1.83	%(e)	2.17%	1.23%	1.38%	1.54%	2.01%
Portfolio turnover rate (g)	10	%(c)	29%	49%	29%	21%	101%

	Ten Months Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Westwood Global Real Estate Fund - A Class Shares	October 31, 2023(2)		December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value at beginning of period	$11.68		$15.29	$12.92	$14.65	$12.38	$14.75
Net investment income (a)	0.16		0.23	0.12	0.12	0.17	0.23
Net realized and unrealized gains (losses) on investments	(0.78)		(3.57)	2.65	(1.68)	2.40	(1.73)
Total from investment operations	(0.62)		(3.34)	2.77	(1.56)	2.57	(1.50)
Less distributions from:
Net investment income	(0.15)		(0.24)	(0.40)	(0.17)	(0.30)	(0.76)
Return of capital	(0.06)		(0.03)	—	—	—	(0.11)
Total distributions	(0.21)		(0.27)	(0.40)	(0.17)	(0.30)	(0.87)
Net asset value at end of period	$10.85		$11.68	$15.29	$12.92	$14.65	$12.38
Total return (b)	(5.39	)%(c)	(21.91)%	21.58%	(10.36)%	20.82%	(10.74)%
Net assets at end of period (in 000s)	$13,871		$16,335	$23,312	$20,341	$26,859	$19,377
Ratio of total net expenses to average net assets (d)	1.34	%(e)	1.54%	1.55%	1.55%	1.55%	1.87	%(h)
Ratio of total gross expenses to average net assets (d)	1.98	%(e)	2.49%	2.36%	2.43%	2.11%	3.04%
Ratio of net investment income (loss) to average net assets (d)	1.62	%(e)	1.76%	0.83%	1.02%	1.21%	1.66%
Portfolio turnover rate (g)	10	%(c)	29%	49%	29%	21%	101%

Amounts designated as “—” are either $0.00 or have been rounded to $0.00.

(a)	Per share net income has been determined on the basis of average number of shares outstanding during the period.
(b)	Total return is a measure of the change in value of an investment in the Fund over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced investment management fees and/or reimbursed expenses.
(c)	Not annualized.
(d)	Ratio was determined after investment management fee reductions and/or reimbursed expenses.
(e)	Annualized.
(f)	Effective August 21, 2018, the Advisor agreed to limit expenses to 1.15%.
(g)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(h)	Effective August 21, 2018, the Advisor agreed to limit expenses to 1.55%.
(1)	Prior to November 18, 2022, Westwood Salient Global Real Estate Fund was known as Salient Global Real Estate Fund. Prior to August 14, 2018 Salient Global Real Estate Fund was known as Salient International Real Estate Fund.
(2)	Fund changed fiscal year to October 31.

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA & RATIOS

FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR OR PERIOD

Westwood Global Real Estate Fund (1) (Continued)

	Ten Months Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Westwood Global Real Estate Fund - C Class Shares	October 31, 2023(2)		December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value at beginning of period	$11.64		$15.25	$12.88	$14.59	$12.31	$14.73
Net investment income (a)	0.09		0.16	0.03	0.05	0.07	0.13
Net realized and unrealized gains (losses) on investments	(0.78)		(3.56)	2.66	(1.65)	2.41	(1.73)
Total from investment operations	(0.69)		(3.40)	2.69	(1.60)	2.48	(1.60)
Less distributions from:
Net investment income	(0.11)		(0.18)	(0.32)	(0.11)	(0.20)	(0.71)
Return of capital	(0.04)		(0.03)	—	—	—	(0.11)
Total distributions	(0.15)		(0.21)	(0.32)	(0.11)	(0.20)	(0.82)
Net asset value at end of period	$10.80		$11.64	$15.25	$12.88	$14.59	$12.31
Total return (b)	(6.03	)%(c)	(22.33)%	20.95%	(10.81)%	20.19%	(11.51)%
Net assets at end of period (in 000s)	$959		$1,061	$1,591	$2,585	$4,614	$11,888
Ratio of total net expenses to average net assets (d)	2.06	%(e)	2.09%	2.10%	2.10%	2.10%	2.51	%(f)
Ratio of total gross expenses to average net assets (d)	2.70	%(e)	3.04%	2.94%	2.98%	2.67%	3.64%
Ratio of net investment income (loss) to average net assets (d)	0.90	%(e)	1.22%	0.22%	0.41%	0.51%	0.96%
Portfolio turnover rate (g)	10	%(c)	29%	49%	29%	21%	101%

Amounts designated as “—” are either $0.00 or have been rounded to $0.00.

(a)	Per share net income has been determined on the basis of average number of shares outstanding during the period.
(b)	Total return is a measure of the change in value of an investment in the Fund over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced investment management fees and/or reimbursed expenses.
(c)	Not annualized.
(d)	Ratio was determined after investment management fee reductions and/or reimbursed expenses.
(e)	Annualized.
(f)	Effective August 21, 2018, the Advisor agreed to limit expenses to 2.10%.
(g)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(1)	Prior to November 18, 2022, Westwood Salient Global Real Estate Fund was known as Salient Global Real Estate Fund. Prior to August 14, 2018 Salient Global Estate Real Fund was known as Salient International Real Estate Fund.
(2)	Fund changed fiscal year to October 31.

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA & RATIOS

FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR OR PERIOD

Westwood Real Estate Income Fund (formerly, Westwood Select Income Fund) (1)

	Ten Months Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Westwood Real Estate Income Fund - Institutional Shares	October 31, 2023(2)		December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value at beginning of period	$17.39		$21.56	$19.68	$21.42	$19.07	$22.13
Net investment income (a)	0.75		0.70	0.46	0.49	0.57	0.66
Net realized and unrealized gains (losses) on investments	(0.59)		(3.71)	3.19	(1.24)	2.95	(2.50)
Total from investment operations	0.16		(3.01)	3.65	(0.75)	3.52	(1.84)
Less distributions from:
Net investment income	(0.87)		(0.71)	(1.11)	(0.46)	(0.51)	(0.70)
Net realized gains	—		—	—	—	—	(0.51)
Return of capital	(0.04)		(0.45)	(0.66)	(0.53)	(0.66)	(0.01)
Total distributions	(0.91)		(1.16)	(1.77)	(0.99)	(1.17)	(1.22)
Net asset value at end of period	$16.64		$17.39	$21.56	$19.68	$21.42	$19.07
Total return (b)	0.81	%(c)	(14.10)%	15.44%	(2.75)%	18.64%	(8.52)%
Net assets at end of period (in 000s)	$139,523		$108,853	$143,721	$160,526	$232,707	$198,762
Ratio of total net expenses to average net assets (excluding interest and dividends on short sale expense) (d)	1.09	%(e)	1.03%	1.10%	1.10%	1.06%	1.25	%(f)
Ratio of total gross expenses to average net assets (excluding interest and dividends on short sale expense) (d)	0.98	%(e)	1.42%	1.37%	1.37%	1.31%	1.37%
Ratio of net investment income (loss) to average net assets(d)	5.09	%(e)	3.67%	2.26%	2.73%	2.76%	3.37%
Ratio of total net expenses to average net assets (including interest and dividends on short sale expense) (d)	1.09	%(e)	1.12%	1.15%	1.15%	1.10%	1.48	%(f)
Ratio of total gross expenses to average net assets (including interest and dividends on short sale expense) (d)	0.98	%(e)	1.51%	1.42%	1.42%	1.35%	1.60%
Ratio of net investment income (loss) to average net assets (d)	5.09	%(e)	3.58%	2.21%	2.68%	2.72%	3.14%
Portfolio turnover rate (g)	76	%(c)	72%	82%	55%	49%	24%

Amounts designated as “—” are either $0.00 or have been rounded to $0.00.

(a)	Per share net income has been determined on the basis of average number of shares outstanding during the period.
(b)	Total return is a measure of the change in value of an investment in the Fund over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced investment management fees and/or reimbursed expenses.
(c)	Not annualized.
(d)	Ratio was determined after investment management fee reductions, recoupments, and/or reimbursed expenses.
(e)	Annualized.
(f)	Effective July 1, 2018, the Advisor agreed to limit expenses to 1.15%.
(g)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(1)	Prior to November 18, 2022, Westwood Salient Select Income Fund was known as Salient Select Income Fund.
(2)	Fund changed fiscal year to October 31.

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA & RATIOS

FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR OR PERIOD

Westwood Real Estate Income Fund (formerly, Westwood Select Income Fund) (1) (Continued)

	Ten Months Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Westwood Real Estate Income Fund - A Class Shares	October 31, 2023(2)		December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value at beginning of period	$17.45		$21.63	$19.74	$21.48	$19.13	$22.18
Net investment income (a)	0.70		0.71	0.38	0.43	0.49	0.56
Net realized and unrealized gains (losses) on investments	(0.57)		(3.80)	3.14	(1.26)	2.94	(2.46)
Total from investment operations	0.13		(3.09)	3.52	(0.83)	3.43	(1.90)
Less distributions from:
Net investment income	(0.83)		(0.67)	(1.02)	(0.43)	(0.47)	(0.66)
Net realized gains	—		—	—	—	—	(0.48)
Return of capital	(0.04)		(0.42)	(0.61)	(0.48)	(0.61)	(0.01)
Total distributions	(0.87)		(1.09)	(1.63)	(0.91)	(1.08)	(1.15)
Net asset value at end of period	$16.71		$17.45	$21.63	$19.74	$21.48	$19.13
Total return (b)	0.66	%(c)	(14.45)%	14.98%	(3.17)%	18.12%	(8.78)%
Net assets at end of period (in 000s)	$95,619		$103,950	$126,620	$125,194	$160,277	$122,484
Ratio of total net expenses to average net assets (excluding interest and dividends on short sale expense) (d)	1.33	%(e)	1.53%	1.50%	1.50%	1.46%	1.60	%(g)
Ratio of total gross expenses to average net assets (excluding interest and dividends on short sale expense) (d)	1.22	%(e)	1.95%	1.77%	1.77%	1.71%	1.72%
Ratio of net investment income (loss) to average net assets (d)	4.75	%(e)	3.73%	1.87%	2.38%	2.37%	2.91%
Ratio of total net expenses to average net assets (including interest and dividends on short sale expense) (d)	1.33	%(e)	1.62%	1.55%	1.55%	1.50%	1.83	%(g)
Ratio of total gross expenses to average net assets (including interest and dividends on short sale expense) (d)	1.22	%(e)	2.04%	1.82%	1.82%	1.75%	1.95%
Ratio of net investment income (loss) to average net assets (d)	4.75	%(e)	3.64%	1.82%	2.33%	2.33%	2.68%
Portfolio turnover rate (f)	76	%(c)	72%	82%	55%	49%	24%

Amounts designated as “—” are either $0.00 or have been rounded to $0.00.

(a)	Per share net income has been determined on the basis of average number of shares outstanding during the period.
(b)	Total return is a measure of the change in value of an investment in the Fund over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced investment management fees, recoupments, and/or reimbursed expenses.
(c)	Not annualized.
(d)	Ratio was determined after investment management fee reductions and/or reimbursed expenses.
(e)	Annualized.
(f)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(g)	Effective July 1, 2018, the Advisor agreed to limit expenses to 1.55%.
(1)	Prior to November 18, 2022, Westwood Salient Select Income Fund was known as Salient Select Income Fund.
(2)	Fund changed fiscal year to October 31.

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA & RATIOS

FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR OR PERIOD

Westwood Real Estate Income Fund (formerly, Westwood Select Income Fund) (1) (Continued)

	Ten Months Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Westwood Real Estate Income Fund - C Class Shares	October 31, 2023(2)		December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value at beginning of period	$16.87		$20.94	$19.13	$20.84	$18.56	$21.55
Net investment income(a)	0.58		0.47	0.21	0.30	0.31	0.41
Net realized and unrealized gains (losses) on investments	(0.57)		(3.56)	3.04	(1.20)	2.91	(2.42)
Total from investment operations	0.01		(3.09)	3.25	(0.90)	3.22	(2.01)
Less distributions from:
Net investment income	(0.75)		(0.60)	(0.90)	(0.38)	(0.41)	(0.52)
Net realized gains	—		—	—	—	—	(0.45)
Return of capital	(0.03)		(0.38)	(0.54)	(0.43)	(0.53)	(0.01)
Total distributions	(0.78)		(0.98)	(1.44)	(0.81)	(0.94)	(0.98)
Net asset value at end of period	$16.10		$16.87	$20.94	$19.13	$20.84	$18.56
Total return(b)	(0.03	)%(c)	(14.92)%	14.35%	(3.69)%	17.51%	(9.51)%
Net assets at end of period (in 000s)	$5,327		$5,679	$11,219	$29,178	$51,214	$100,706
Ratio of total net expenses to average net assets (excluding interest and dividends on short sale expense)(d)	2.06	%(e)	1.98%	2.05%	2.05%	2.03%	2.23	%(f)
Ratio of total gross expenses to average net assets (excluding interest and dividends on short sale expense)(d)	1.95	%(e)	2.38%	2.33%	2.32%	2.28%	2.35%
Ratio of net investment income (loss) to average net assets(d)	4.00	%(e)	2.57%	1.11%	1.75%	1.58%	2.23%
Ratio of total net expenses to average net assets (including interest and dividends on short sale expense)(d)	2.06	%(e)	2.07%	2.10%	2.10%	2.07%	2.46	%(f)
Ratio of total gross expenses to average net assets (including interest and dividends on short sale expense)(d)	1.95	%(e)	2.47%	2.38%	2.37%	2.32%	2.58%
Ratio of net investment income (loss) to average net assets(d)	4.00	%(e)	2.48%	1.06%	1.70%	1.54%	2.00%
Portfolio turnover rate(g)	76	%(c)	72%	82%	55%	49%	24%

Amounts designated as “—” are either $0.00 or have been rounded to $0.00.

(a)	Per share net income has been determined on the basis of average number of shares outstanding during the period.
(b)	Total return is a measure of the change in value of an investment in the Fund over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced investment management fees, recoupments, and/or reimbursed expenses.
(c)	Not annualized.
(d)	Ratio was determined after investment management fee reductions and/or reimbursed expenses.
(e)	Annualized.
(f)	Effective July 1, 2018, the Advisor agreed to limit expenses to 2.10%.
(g)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(1)	Prior to November 18, 2022, Westwood Salient Select Income Fund was known as Salient Select Income Fund.
(2)	Fund changed fiscal year to October 31.

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA & RATIOS

FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR OR PERIOD

Westwood Broadmark Tactical Growth Fund (1)

	Ten Months Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Westwood Broadmark Tactical Growth Fund - Institutional Shares	October 31, 2023(2)		December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value at beginning of period	$26.07		$29.14	$27.96	$26.81	$25.43	$27.41
Net investment income (loss)(a)	0.57		(0.06)	(0.24)	(0.16)	0.16	0.14
Net realized and unrealized gains (losses) on investments	(0.24)		(2.24)	2.48	2.40	2.53	(1.44)
Total from investment operations	0.33		(2.30)	2.24	2.24	2.69	(1.30)
Less distributions from:
Net investment income	—		—	—	(0.03)	(0.14)	(0.11)
Net realized gains	—		(0.77)	(1.06)	(1.06)	(1.17)	(0.57)
Total distributions	—		(0.77)	(1.06)	(1.09)	(1.31)	(0.68)
Net asset value at end of period	$26.40		$26.07	$29.14	$27.96	$26.81	$25.43
Total return(b)	1.27	%(c)	(7.90)%	8.02%	8.40%	10.69%	(4.76)%
Net assets at end of period (in 000s)	$215,512		$236,181	$301,241	$255,095	$250,153	$275,669
Ratio of total net expenses to average net assets	1.26	%(d)	1.51%	1.46%	1.47%	1.43%	1.47%
Ratio of net investment income (loss) to average net assets	2.60	%(d)	(0.21)%	(0.82)%	(0.58)%	0.62%	0.53%
Portfolio turnover rate(e)	565	%(c)	1037%	201%	626%	435%	531%

	Ten Months Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Westwood Broadmark Tactical Growth Fund - A Class Shares	October 31, 2023(2)		December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value at beginning of period	$26.15		$24.31	$27.34	$26.40	$25.45	$24.24
Net investment income (loss)(a)	0.47		(0.13)	(0.34)	(0.26)	0.05	(0.07	)(f)
Net realized and unrealized gains (losses) on investments	(0.21)		(2.13)	2.34	2.27	2.39	(1.27)
Total from investment operations	0.26		(2.26)	2.00	2.01	2.44	1.34
Less distributions from:
Net investment income	—		—	—	—	(0.06)	—
Net realized gains	—		(0.77)	(1.06)	(1.06)	(1.17)	(0.57)
Total distributions	—		(0.77)	(1.06)	(1.06)	(1.23)	(0.57)
Net asset value at end of period	$24.57		$24.31	$27.34	$26.40	$25.45	$24.24
Total return(b)	1.07	%(c)	(8.27)%	7.59%	7.95%	10.20%	(5.13)%
Net assets at end of period (in 000s)	$20,551		$27,117	$21,995	$17,949	$17,273	$11,718
Ratio of total net expenses to average net assets	1.53	%(d)	1.91%	1.86%	1.88%	1.85%	1.92%
Ratio of net investment income (loss) to average net assets	2.31	%(d)	(0.49)%	(1.21)%	(0.99)%	0.21%	(0.28)%
Portfolio turnover rate(e)	565	%(c)	1037%	201%	626%	435%	531%

Amounts designated as “—” are either $0.00 or have been rounded to $0.00.

(a)	Per share net income (loss) has been determined on the basis of average number of shares outstanding during the period.
(b)	Total return is a measure of the change in value of an investment in the Fund over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced investment management fees and/or reimbursed expenses.
(c)	Not annualized.
(d)	Annualized.
(e)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(f)	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
(1)	Prior to November 18, 2022, Westwood Broadmark Tactical Growth Fund was known as Salient Tactical Growth Fund.
(2)	Fund changed fiscal year to October 31.

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA & RATIOS

FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR OR PERIOD

Westwood Broadmark Tactical Growth Fund (1) (Continued)

	Ten Months Ended		Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
Westwood Broadmark Tactical Growth Fund - C Class Shares	October 31, 2023(2)		December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019		December 31, 2018
Net asset value at beginning of period	$22.40		$25.39	$24.72	$24.03	$23.01		$25.04
Net investment income (loss)(a)	0.30		(0.27)	(0.46)	(0.39)	(0.09	)(b)	(0.16	)(b)
Net realized and unrealized gains (losses) on investments	(0.20)		(1.95)	2.19	2.14	2.28		(1.30)
Total from investment operations	0.10		(2.22)	1.73	1.75	2.19		(1.46)
Less distributions from:
Net realized gains	—		(0.77)	(1.06)	(1.06)	(1.17)		(0.57)
Total distributions	—		(0.77)	(1.06)	(1.06)	(1.17)		(0.57)
Net asset value at end of period	$22.50		$22.40	$25.39	$24.72	$24.03		$23.01
Total return(c)	0.45	%(d)	(8.75)%	7.01%	7.33%	9.67%		(5.84)%
Net assets at end of period (in 000s)	$6,252		$7,827	$9,075	$11,830	$16,505		$27,915
Ratio of total net expenses to average net assets	2.23	%(e)	2.46%	2.41%	2.42%	2.40%		2.45%
Ratio of net investment income (loss) to average net assets	1.62	%(e)	(1.14)%	(1.80)%	(1.60)%	(0.36)%		(0.64)%
Portfolio turnover rate(f)	565	%(d)	1037%	201%	626%	435%		531%

Amounts designated as “—” are either $0.00 or have been rounded to $0.00.

(a)	Per share net income (loss) has been determined on the basis of average number of shares outstanding during the period.
(b)	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
(c)	Total return is a measure of the change in value of an investment in the Fund over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced investment management fees and/or reimbursed expenses.
(d)	Not annualized.
(e)	Annualized.
(f)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(1)	Prior to November 18, 2022, Westwood Broadmark Tactical Growth Fund was known as Salient Tactical Growth Fund.
(2)	Fund changed fiscal year to October 31.

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA & RATIOS

FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR OR PERIOD

Westwood Broadmark Tactical Plus Fund (1)

	Ten Months Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Westwood Broadmark Tactical Growth Fund - Institutional Shares(2)	October 31, 2023(3)		December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value at beginning of period	$11.29		$12.37	$11.65	$11.55	$11.41	$11.47
Net investment income (loss)(a)	0.33		0.04	(0.08)	(0.09)	0.07	0.06
Net realized and unrealized gains (losses) on investments	0.20		(0.28)	0.80	0.91	0.76	0.24
Total from investment operations	0.53		(0.24)	0.72	0.82	0.83	0.30
Less distributions from:
Net investment income	—		—	—	—	(0.12)	(0.01)
Net realized gains	—		(0.84)	—	(0.72)	(0.57)	(0.35)
Total distributions	—		(0.84)	—	(0.72)	(0.69)	(0.36)
Net asset value at end of period	$11.82		$11.29	$12.37	$11.65	$11.55	$11.41
Total return(b)	4.69	%(c)	(1.95)%	6.18%	7.15%	7.24%	2.56%
Net assets at end of period (in 000s)	$36,169		$34,427	$30,855	$30,308	$24,882	$18,502
Ratio of total net expenses to average net assets(d)	1.36	%(e)	1.39%	1.40%	1.40%	1.40%	1.40	%(f)
Ratio of total gross expenses to average net assets(d)	1.74	%(e)	1.93%	1.94%	1.99%	1.94%	2.38%
Ratio of net investment income (loss) to average net assets(d)	3.45	%(e)	0.31%	(0.68)%	(0.77)%	0.61%	0.51%
Portfolio turnover rate(g)	0	%(c)	827%	62%	5,029%	9,813%	5,067%

	Ten Months Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Westwood Broadmark Tactical Plus Fund - A Class Shares	October 31, 2023(3)		December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value at beginning of period	$11.08		$12.18	$11.51	$11.44	$11.31	$11.40
Net investment income (loss)(a)	0.30		—	(0.11)	(0.12)	0.04	(0.02	)(h)
Net realized and unrealized gains (losses) on investments	0.20		(0.26)	0.78	0.91	0.75	0.28
Total from investment operations	0.50		(0.26)	0.67	0.79	0.79	0.26
Less distributions from:
Net investment income	—		—	—	—	(0.09)	—
Net realized gains	—		(0.84)	—	(0.72)	(0.57)	(0.35)
Total distributions	—		(0.84)	—	(0.72)	(0.66)	(0.35)
Net asset value at end of period	$11.58		$11.08	$12.18	$11.51	$11.44	$11.31
Total return(b)	4.51	%(c)	(2.18)%	5.82%	6.95%	6.96%	2.29%
Net assets at end of period (in 000s)	$617		$584	$579	$668	$743	$616
Ratio of total net expenses to average net assets(d)	1.57	%(e)	1.64%	1.65%	1.65%	1.65%	1.65	%(i)
Ratio of total gross expenses to average net assets(d)	1.95	%(e)	2.16%	2.19%	2.23%	2.17%	2.72%
Ratio of net investment income (loss) to average net assets(d)	3.23	%(e)	0.02%	(0.95)%	(1.04)%	0.33%	(0.15)%
Portfolio turnover rate(g)	0	%(c)	827%	62%	5,029%	9,813%	5,067%

Amounts designated as “—” are either $0.00 or have been rounded to $0.00.

(a)	Per share net income (loss) has been determined on the basis of average number of shares outstanding during the period.
(b)	Total return is a measure of the change in value of an investment in the Fund over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced investment management fees and/or reimbursed expenses.
(c)	Not annualized.
(d)	Ratio was determined after investment management fee reductions and/or reimbursed expenses.
(e)	Annualized.
(f)	Effective February 1, 2018, the annual expense limitation rate changed from 1.80% to 1.40%.
(g)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(h)	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned, class specific expenses and/or fluctuating market value of the investments of the Fund.
(i)	Effective February 1, 2018, the annual expense limitation rate changed from 2.05% to 1.65%.
(1)	Prior to November 18, 2022, Westwood Broadmark Tactical Plus Fund was known as Salient Tactical Plus Fund.
(2)	Prior to November 18, 2022, Institutional Shares were I Share Class.
(3)	Fund changed fiscal year to October 31.

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA & RATIOS

FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR OR PERIOD

Westwood Broadmark Tactical Plus Fund (1) (Continued)

	Ten Months Ended		Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
Westwood Broadmark Tactical Plus Fund - C Class Shares	October 31, 2023(2)		December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019		December 31, 2018
Net asset value at beginning of period	$10.36		$11.52	$10.97	$11.02	$10.92		$11.10
Net investment income (loss)(a)	0.21		(0.09)	(0.19)	(0.20)	(0.03	)(b)	(0.08	)(b)
Net realized and unrealized gains (losses) on investments	0.18		(0.23)	0.74	0.87	0.70		0.25
Total from investment operations	0.39		(0.32)	0.55	0.67	0.67		0.17
Less distributions from:
Net investment income	—		—	—	—	—		—
Net realized gains	—		(0.84)	—	(0.72)	(0.57)		(0.35)
Total distributions	—		(0.84)	—	(0.72)	(0.57)		(0.35)
Net asset value at end of period	$10.75		$10.36	$11.52	$10.97	$11.02		$10.92
Total return(c)	3.76	%(d)	(2.82)%	5.01%	6.13%	6.15%		1.50%
Net assets at end of period (in 000s)	$405		$414	$553	$575	$488		$629
Ratio of total net expenses to average net assets(e)	2.34	%(f)	2.39%	2.40%	2.40%	2.40%		2.40	%(g)
Ratio of total gross expenses to average net assets(e)	2.72	%(f)	2.93%	2.94%	2.99%	2.89%		5.32%
Ratio of net investment income (loss) to average net assets(e)	2.46	%(f)	(0.77)%	(1.68)%	(1.77)%	(0.30)%		(0.72)%
Portfolio turnover rate(h)	0	%(d)	827%	62%	5,029%	9,813%		5,067%

	Ten Months Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Westwood Broadmark Tactical Plus Fund - F Class Shares	October 31, 2023(2)		December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value at beginning of period	$11.55		$12.65	$11.88	$11.73	$11.58	$11.60
Net investment income (loss)(a)	0.37		0.07	(0.05)	(0.05)	0.11	0.07
Net realized and unrealized gains (losses) on investments	0.20		(0.27)	0.82	0.92	0.77	0.27
Total from investment operations	0.57		(0.20)	0.77	0.87	0.88	0.34
Less distributions from:
Net investment income	—		(0.06)	—	—	(0.16)	(0.01)
Net realized gains	—		(0.84)	—	(0.72)	(0.57)	(0.35)
Total distributions	—		(0.90)	—	(0.72)	(0.73)	(0.36)
Net asset value at end of period	$12.12		$11.55	$12.65	$11.88	$11.73	$11.58
Total return(b)	4.94	%(d)	(1.65)%	6.48%	7.46%	7.54%	2.91%
Net assets at end of period (in 000s)	$40,199		$37,040	$39,430	$38,158	$34,334	$27,688
Ratio of total net expenses to average net assets(e)	1.05	%(f)	1.08%	1.09%	1.09%	1.09%	1.09	%(i)
Ratio of total gross expenses to average net assets(e)	1.74	%(f)	1.93%	1.94%	1.99%	1.95%	2.24%
Ratio of net investment income (loss) to average net assets(e)	3.76	%(f)	0.59%	(0.37)%	(0.46)%	0.93%	0.63%
Portfolio turnover rate(h)	0	%(d)	827%	62%	5,029%	9,813%	5,067%

Amounts designated as “—” are either $0.00 or have been rounded to $0.00.

(a)	Per share net income (loss) has been determined on the basis of average number of shares outstanding during the period.
(b)	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned, class specific expenses and/or fluctuating market value of the investments of the Fund.
(c)	Total return is a measure of the change in value of an investment in the Fund over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced investment management fees and/or reimbursed expenses.
(d)	Not annualized.
(e)	Ratio was determined after investment management fee reductions and/or reimbursed expenses.
(f)	Annualized.
(g)	Effective February 1, 2018, the annual expense limitation rate changed from 2.80% to 2.40%.
(h)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(i)	Effective February 1, 2018, the annual expense limitation rate changed from 1.49% to 1.09%.
(1)	Prior to November 18, 2022, Westwood Broadmark Tactical Plus Fund was known as Salient Tactical Plus Fund.
(2)	Fund changed fiscal year to October 31.

Privacy Policy

CUSTOMER PRIVACY NOTICE

FACTS	WHAT DO THE WESTWOOD FUNDS (THE “FUNDS”) DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	■	Social Security Number
	■	Assets
	■	Retirement Assets
	■	Transaction History
	■	Checking Account Information
	■	Purchase History
	■	Account Balances
	■	Account Transactions
	■	Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this notice.

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

How?	All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do the Funds share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-877-FUND-WHG (1-877-386-3944)

Who we are
Who is providing this notice?

Westwood Global Real Estate Fund

Westwood Real Estate Income Fund

Westwood Broadmark Tactical Growth Fund

Westwood Broadmark Tactical Plus Fund

Ultimus Fund Distributors, LLC (Distributor)

Ultimus Fund Solutions, LLC (Administrator)

What we do
How do the Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How do the Funds collect my personal information?	We collect your personal information, for example, when you
	■	Open an account
	■	Provide account information
	■	Give us your contact information
	■	Make deposits or withdrawals from your account
	■	Make a wire transfer
	■	Tell us where to send the money
	■	Tell us who receives the money
	■	Show your government-issued ID
	■	Show your driver’s license
We also collect your personal information from other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
	■	Sharing for affiliates’ everyday business purposes – information about your creditworthiness
	■	Affiliates from using your information to market to you
	■	Sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Westwood Management Corp., the investment advisor to the Funds, could be deemed to be an affiliate.
Companies related by common ownership or control. They can be financial and nonfinancial companies.
Nonaffiliates	The Funds do not share with nonaffiliates so they can market to you.
Companies not related by common ownership or control. They can be financial and nonfinancial companies
Joint marketing	The Funds do not jointly market.
A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

WESTWOOD FUNDS

Investment Advisors

Westwood Management Corp.

200 Crescent Court, Suite 1200

Dallas, Texas 75201

Salient Advisors

200 Crescent Court, Suite 1200

Dallas, Texas 75201

Distributor

Ultimus Fund Distributors, LLC

225 Pictoria Drive, Suite 4500

Cincinnati, Ohio 45246

Legal Counsel

Sullivan & Worcester LLP
1666 K Street NW
Washington, DC 20006

More information about the Funds is available, without charge, through the following:

Appendix A to the Prospectus – Description of Market Indices

Appendix A contains more information about the benchmark indices used by the Funds for comparison purposes. Appendix A is incorporated by reference into this prospectus. This means that Appendix A, for legal purposes, is a part of this prospectus.

Appendix B to the Prospectus - Intermediary-Specific Sales Charge Discounts and Waivers

Appendix B contains more information about specific sales charge discounts and waivers available for shareholders who purchase Fund shares through a specific financial intermediary. Appendix B is incorporated by reference into this prospectus. This means that Appendix B, for legal purposes, is a part of this prospectus

Statement of Additional Information (“SAI”): The SAI, dated February 28, 2024, as it may be amended from time to time, includes detailed information about the Funds and the Ultimus Managers Trust. The SAI is on file with the U.S. Securities and Exchange Commission (the “SEC”) and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

Annual and Semi-Annual Reports: These reports, when available, will list the Funds’ holdings and contain information from the Advisors about investment strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

To obtain more information about the Funds or to request a copy of the documents listed above:

By Telephone:	1-877-FUND-WHG (1-877-386-3944)

By Mail:	Westwood Funds
P.O. Box 541150
Omaha, NE 68154

By Internet:	westwoodfunds.com

From the SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about the Ultimus Managers Trust, from the EDGAR Database on the SEC’s website at: sec.gov. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

Investment Company Act registration No. 811-22680.

Appendix A — Description of Market Indices

FTSE EPRA/NAREIT Developed Index: The FTSE EPRA NAREIT Developed Index is designed to track the performance of listed real estate companies and REITs worldwide.

HFRX Equity Hedge Index: The HFRX Equity Hedge Index is comprised of equity hedge strategies that maintain positions both long and short in primarily equity and equity derivative securities and is designed to maximize representation of the hedge fund industry.

ICE BofAML Fixed Rate Preferred Securities Index: The ICE BofAML Fixed Rate Preferred Securities Index is a capitalization-weighted index of preferred stock issues that is generally representative of the market for preferred securities.

JPMorgan Corporate Emerging Markets Bond Index (CEMBI): The JPMorgan Corporate Emerging Markets Bond Index (CEMBI) is a global, liquid corporate emerging markets benchmark that tracks U.S.-denominated corporate bonds issued by emerging markets entities.

MSCI World Index: The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed markets.

S&P 500 Index: The S&P 500 Index is an unmanaged index of 500 common stocks chosen to reflect the industries in the U.S. economy.

Alerian Midstream Energy Select Index: The Alerian Midstream Energy Select Index (AMEI) is a composite of North American midstream energy infrastructure companies that are engaged in activities involving energy commodities. The capped, float-adjusted, capitalization-weighted index is disseminated in real time on a price-return basis.

A-1

Appendix B — Intermediary-Specific Sales Charge Discounts and Waivers

Specific intermediaries may have different policies and procedures regarding the availability of front-end sales charge or contingent deferred sales charge (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify a Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from a Fund or through another intermediary to receive such waivers or discounts. Please see the “Sales Charges” section of the Westwood Funds’ prospectus (the “Prospectus”) for more information on sales charge discounts and waivers.

The following descriptions of financial intermediary sales charge waivers, discounts, policies or procedures, as the case may be, are reproduced based on information provided by the intermediary. The financial intermediary sales charge waivers, discounts, policies or procedures disclosed in this Appendix may vary from those disclosed in the Prospectus or SAI and are subject to change. This Appendix will be updated based on information provided by the financial intermediaries. Neither the Funds, nor the Advisors, nor the Distributor supervises the implementation of financial intermediary sales charge waivers, discounts, policies or procedures nor do they verify the intermediaries’ administration of such waivers, discounts, policies or procedures.

The information in this Appendix is part of, and incorporated into, the Prospectus.

Merrill Lynch

Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Prospectus or SAI.

Front-End Sales Load Waivers on A Class Shares Available at Merrill Lynch
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)
Shares purchased through a Merrill Lynch affiliated investment advisory program
Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
Shares purchased through the Merrill Edge Self-Directed platform
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other Fund within the Westwood Funds complex)
Shares exchanged from C Class Shares (i.e. level-load) shares of the same Fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
Employees and registered representatives of Merrill Lynch or its affiliates and their family members
Trustees of the Trust, and employees of the Funds’ investment advisor or any of its affiliates, as described in the Prospectus.
Eligible shares purchased from the proceeds of redemptions within the Westwood Funds complex, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement

CDSC Waivers on A Class Shares and C Class Shares Available at Merrill Lynch
Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Code
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
Shares acquired through a right of reinstatement
Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms
Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

Front-End Sales Load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoints as described in the Prospectus
Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts as described in the Prospectus will be automatically calculated based on the aggregated holding of Westwood Funds complex assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible Westwood Funds complex assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
Letters of Intent (“LOI”) which allow for breakpoint discounts based on anticipated purchases within the Westwood Funds complex, through Merrill Lynch, over a 13-month period of time

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)

Effective March 1, 2019, shareholders purchasing Fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment advisor for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in the Prospectus or SAI.

Front-end sales load waivers on A Class Shares available at Raymond James

●	Shares purchased in an investment advisory program.

●	Shares purchased within the Westwood Funds complex through a systematic reinvestment of capital gains and dividend distributions.

●	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

●	Shares purchased from the proceeds of redemptions within the Westwood Funds complex, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

●	A shareholder in a Fund’s C Class Shares will have their shares converted at net asset value to A Class Shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on A Class Shares and C Class Shares available at Raymond James

●	Death or disability of the shareholder.

●	Shares sold as part of a systematic withdrawal plan as described in the Prospectus.

●	Return of excess contributions from an IRA Account.

●	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations.

●	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

●	Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent

●	Breakpoints as described in the Prospectus.

●	Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Westwood Funds complex assets held by accounts within the purchaser’s household at Raymond James. Eligible Westwood Funds complex assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

●	Letters of intent which allow for breakpoint discounts based on anticipated purchases within the Westwood Funds complex, over a 13-month time period. Eligible Westwood Funds complex assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Morgan Stanley Wealth Management (“Morgan Stanley”)

Shareholders purchasing Fund shares through a Morgan Stanley transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to A Class Shares, which may differ from and may be more limited than those disclosed elsewhere in the Prospectus or SAI.

Front-end Sales Charge Waivers on A Class Shares available at Morgan Stanley

●	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

●	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules.

●	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same Fund.

●	Shares purchased through a Morgan Stanley self-directed brokerage account.

●	C Class (i.e., level-load) Shares that are no longer subject to a contingent deferred sales charge and are converted to A Class Shares of the same Fund pursuant to Morgan Stanley’s share class conversion program.

●	Shares purchased from the proceeds of redemptions within the Westwood Funds complex, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

B-4